File No. 333-281594

As filed with the Securities and Exchange Commission on December 13, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _	☐
Post-Effective Amendment No. 1	☒

(Check Appropriate Box or Boxes)

Transamerica Life Insurance Company

(Name of Insurance Company)

6400 C Street SW

Cedar Rapids, IA 52499

(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

Insurance Company’s Telephone Number, including Area Code: (319) 355-8511

Brian Stallworth, Esq.

Transamerica Life Insurance Company

c/o Office of the General Counsel

6400 C Street SW

Cedar Rapids, IA 52499-4240

Telephone Number: (319) 355-8511

(Name, Address, including zip code, and telephone number, including area code, of Agent for Service)

Approximate Date of Proposed Public Offering: Continuously after the registration statement becomes effective.

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☒ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒ Insurance Company relying on Rule 12h-7 under the Exchange Act

☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

The information in this prospectus is not complete and may be changed. We may not sell these securities using this prospectus until the amended registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY

An Individual Flexible Premium Deferred Index-Linked Annuity Policy

Issued by Transamerica Life Insurance Company

This prospectus includes important information about the Transamerica Structured Index Advantage® Annuity (the “Policy”), which you can use to accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis.

This prospectus describes all material terms of the Policy. The Policy is a complex investment and involves risks, including potential loss of principal. You should not buy this Policy if you are not willing to assume its investment risks. You should carefully read this prospectus and speak with your financial professional about whether the Policy is appropriate for you. You should also consult with a tax professional.

The Policy allows you to allocate your premium payments and earnings (if any) among the Policy’s available investment options, which currently include several index-linked investment options (“Index Account Options”) and a fixed interest option (“Fixed Account Option”).

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Index Account Options. Each Index Account Option is tied (or linked) to the performance of a specific market index or exchange-traded fund (an “Index”) for a defined number of years (a “Crediting Period”).

Each available Index Account Option has a Buffer downside feature that provides limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period. Buffer Rates vary by Index Account Option. You assume the risk of loss for any Index losses that exceed the applicable Buffer Rate.

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At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, ranges from 80% to 90% depending on the Index Account Option you choose.

¡	An Index Account Option with a 10% Buffer Rate will always be available under the Policy.
¡	In the future, if we offer a new Index Account Option that includes a Buffer:
∎	For Policies with applications signed prior to May 1, 2024, the Buffer Rate will be at least 10%.
∎

For Policies with applications signed on or after May 1, 2024, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses, which would mean risk of loss of nearly the entire amount invested.

Each available Index Account Option also has a Cap or Participation upside feature used to calculate any positive Index rate of return that may be credited to your investment at the end of a Crediting Period. Cap Rates and Participation Rates vary by Index Account Option, and generally change from one Crediting Period to the next, subject to guaranteed minimums.

¡	We may limit the amount you can earn on an Index Account Option based on the Cap Rate or Participation Rate that we declare for the Crediting Period.
¡	The lowest Cap Rate that may be established under the Policy is 2%.
¡

For Policies with applications signed prior to May 1, 2024, the lowest Participation Rate that may be established under the Policy is 50%. For Policies with applications signed on or after May 1, 2024, the lowest Participation Rate that may be established under the Policy is 10%.

•	Fixed Account Option. The Fixed Account Option guarantees principal and a rate of interest for a 1-year Crediting Period.

See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY for additional information about the Index Account Options and the Fixed Account Option.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00%), no Credit Advantage Fee (subject to our right of Index substitution).

If you are not comfortable with the risk that we may not offer investment options in the future that are attractive to you based on your personal preferences, risk tolerances, or time horizon, or with the risk that we may offer only a single Index Account Option (with a Buffer Rate of 10%) in the future, this Policy is not appropriate for you.

The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. A Surrender or withdrawal could result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences (e.g., proportionate reductions to the death benefit and the Index Base(s) for your Index Account Option(s)).

In extreme circumstances, you could lose up to 100% of your investment in an Index Account Option due to a negative Interim Value adjustment.

Our financial obligations under the Policy are subject to our financial strength and claims-paying ability.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

If you are a new investor in the Policy, you may cancel your Policy within 10 days (30 days for replacement Policies) of receiving it without paying fees or penalties, although an Interim Value adjustment may apply. In some states or circumstances, this period may be longer. Upon cancellation, you will receive the value of your Policy, plus any fees or charges deducted on the date of cancellation, unless a different amount is required by law. State law may require us to refund the greater of your Policy value or your premium payment(s). For IRAs, we will refund your premium payment(s) if cancelled within the first seven days of the right to cancel period.

This prospectus is not an offer to sell the securities, and it is not soliciting an offer to buy the securities, in any state where offers or sales are not permitted.

Prospectus Date: [ ]

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK

GLOSSARY OF TERMS

Account – An Index Account, the Fixed Account, the Fixed Holding Account, or the Performance Lock Account.

Accrued Credit Advantage Fees – Accrued Credit Advantage Fees are used to calculate Interim Values for an Index Account Option subject to a Credit Advantage Fee. Interim Values will reflect a dollar-for-dollar reduction equal to Accrued Credit Advantage Fees, which accrue on a daily basis during the Crediting Period.

Administrative Office – Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800) 525-6205.

Allocation Account – An Index Account Option or the Fixed Account Option.

Allocation Anniversary – Each twelve-month anniversary of the Crediting Period start date of an Index Account Option. The number of Allocation Anniversaries is equal to the length of the Crediting Period in years.

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For a 1-year Crediting Period, there would be only one Allocation Anniversary. For example, if you begin a 1-year Crediting Period for an Index Account Option on January 1, 2022, the only Allocation Anniversary would be January 1, 2023.

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For a 2-year Crediting Period, there would be two Allocation Anniversaries. For example, if you begin a 2-year Crediting Period for an Index Account Option on January 1, 2022, the Allocation Anniversaries would be January 1 of 2023 and 2024.

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For a 6-year Crediting Period, there would be six Allocation Anniversaries. For example, if you begin a 6-year Crediting Period for an Index Account Option on January 1, 2022, the Allocation Anniversaries would be January 1 of 2023, 2024, 2025, 2026, 2027, and 2028.

Annuitant – The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Beneficiary (beneficiary) – A person designated to receive the death benefit.

Best Entry Reset Maximum – For a Best Entry Enhanced Index Account Option, a percentage representing the maximum total reduction in the Initial Index Value allowed due to one or more resets.

Best Entry Reset Minimum Value – For a Best Entry Enhanced Index Account Option, the lowest value to which the Initial Index Value can be reset. The Best Entry Reset Minimum Value equals the Index Value at the beginning of the Crediting Period multiplied by (1 plus the Best Entry Reset Maximum).

Best Entry Reset Threshold – For a Best Entry Enhanced Index Account Option, the net percentage decrease in the Index Value necessary to reset the Initial Index Value on an Observation Day, comparing the Index Value at the beginning of the Crediting Period to the Index Value on that Observation Day.

Buffer – The Downside Protection Type for the available Index Account Options. If you select an Index Account Option, your investment will incur loss at the end of the Crediting Period for negative Index performance beyond the Buffer Rate. If the negative Index performance does not go beyond the Buffer Rate, you will not incur loss as a result of that negative Index performance. For example, if you select an Index Account Option with a Buffer Rate of 10%, and at the end of the Crediting Period the Index Change is -5%, your Index Credit Rate would be 0% (i.e., no loss due to negative Index performance). If the Index Change were -15%, your Index Credit Rate would be -5% and you would incur loss.

Buffer Rate – A percentage used to calculate the Index Credit Rate for an Index Account Option when the Index Change is negative.

Business Day – Any day when the New York Stock Exchange is open for regular trading.

Cap – A Growth Opportunity Type. If you select an Index Account Option with Cap, you will participate in positive Index performance at the end of the Crediting Period up to the Cap Rate, but no positive Index performance beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 10%, and at the end of the Crediting Period the Index Change is 5%, your Index Credit Rate (i.e., your Index rate of return) would be +5%. If the Index Change were 15%, your Index Credit Rate would be limited to +10%.

Cap Rate – For an Index Account Option with Cap, the percentage used to calculate the Index Credit Rate if the Index Change is positive.

Company (we, us, our) – Transamerica Life Insurance Company.

Credit Advantage – We currently offer certain Index Account Options with Growth Opportunity Types that are designated as “Credit Advantage.” You will pay an additional fee if you select one of these Index Account Options for investment. In exchange for the additional fee, these Index Account Options provide more upside potential, based on the rates we declare for their Growth Opportunity Types, than would be provided if their Growth Opportunity Types were not designated as “Credit Advantage.”

Credit Advantage Fee – The additional fee charged when you invest in an Index Account Option with a Credit Advantage Growth Opportunity Type.

Crediting Period – The duration of an Allocation Account’s investment term, expressed in years. The Crediting Period is also the period of time during which the performance of an Index Account Option is linked to the performance of an Index.

Death Benefit – Upon the death of the Annuitant during the accumulation phase, an amount payable equal to the Policy Value, or if the GMDB Rider is in effect, the greater of the Policy Value or the GMDB. If the Owner is not the Annuitant, we will pay the Cash Value if the Owner predeceases the Annuitant during the accumulation phase.

Default Option – Currently, the Fixed Account Option.

Downside Protection Type – A feature of an Index Account Option that provides limited protection from negative Index performance. (Buffer is the only Downside Protection Type that we are currently offering as part of the Index Account Options.)

Final Index Value – The Index Value for the final day of a Crediting Period.

Fixed Account – The fixed interest account supporting the Fixed Account Option and the Performance Lock Account.

Fixed Account Option – The fixed interest investment option under the Policy.

Fixed Holding Account – The interest-bearing account generally in which premium payments are held until allocated to an Allocation Account.

Guaranteed Minimum Death Benefit (guaranteed minimum death benefit) – The minimum death benefit provided by the Guaranteed Minimum Death Benefit (GMDB) rider. The guaranteed minimum death benefit will equal 100% of the Policy Value as of the rider effective date. Thereafter, over the life of the rider, the guaranteed minimum death benefit will increase dollar for dollar for subsequent premium payments, and will be proportionately reduced by withdrawals. If the GMDB rider has been elected, the guaranteed minimum death benefit is only payable upon the death of the Annuitant during the accumulation phase.

The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

•	For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.

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For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.

GMDB Benefit Base – Under the Guaranteed Minimum Death Benefit rider, the GMDB Benefit Base equals the guaranteed minimum death benefit under the rider (including any increases for additional premium payments and proportionate reductions for withdrawals).

Good Order (good order) – The receipt by the Company, at our Administrative Office, of all information, documentation, instructions, and/or premium payment deemed necessary by the Company to issue the Policy or execute any transaction pursuant to the terms of the Policy.

Growth Opportunity Type – A feature of an Index Account Option that determines how and the extent to which an Index Account Option will participate in positive Index performance. (Cap and Participation are the only Growth Opportunity Types that we are currently offering as part of the Index Account Options.)

Index – The market index or exchange-traded fund to which an Index Account Option may be linked.

Index Account / Index Account Option – An index-linked investment option under the Policy.

Index Account Option Value – The value of your investment in an Index Account Option at the end of a Crediting Period.

Index Base – The portion of the Policy Value allocated to an Index Account Option, less the sum of any reductions for withdrawals or fees and charges deducted from the Index Account Option since inception of a Crediting Period.

Index Change – The net percentage change in the Index Value between the first day of a Crediting Period and the last day of the Crediting Period.

Index Credit – A dollar amount of gain or loss reflected in your Index Account Option Value at the end of a Crediting Period. Index Credit may be positive, negative, or equal to zero.

Index Credit Rate – A percentage gain or loss used to calculate your Index Account Option Value at the end of a Crediting Period. The Index Credit Rate may be positive, negative, or equal to zero.

Index Value – The value of an Index at the end of a day. When the Index is a market index, the Index Value at the end of a day is the closing value of the Index for that day. When the Index is an exchange-traded fund, the Index Value at the end of a day is the closing share price of the fund for that day on the fund’s primary stock exchange. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day. The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.

Initial Index Value – The Index Value on the first day of a Crediting Period. The Initial Index Value may be reset to a lower Index Value under a Best Entry Enhanced Index Account Option.

Interim Value – The value of an Index Account Option on any Business Day during the Crediting Period, except the first and last day of the Crediting Period, used to determine the value of that Index Account for withdrawals, Surrender, annuitization, and the death benefit and to pay fees and charges. If you exercise Performance Lock, the “locked-in” gain or loss will be the Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) as of the Performance Lock Date. The Interim Value for a Business Day is calculated at the end of that Business Day.

Interim Value Index Credit Rate – A percentage gain or loss used to calculate an Interim Value for an Index Account Option. The Interim Value Index Credit Rate may be positive, negative, or equal to zero. This may also be referred to as the “Interim Value adjustment.”

Minimum Required Cash Value – The minimum benefits under the Policy required by applicable state law.

Observation Day – For a Best Entry Enhanced Index Account Option, any day on which we observe the Index Value to determine whether to reset the Initial Index Value.

Observation Frequency – For a Best Entry Enhanced Index Account Option, the length of time (i) between the Crediting Period start date and the first Observation Day and (ii)  between Observation Days.

Owner (you, your) – The person who may exercise all rights and privileges under the Policy, including the Owner and any joint Owner.

Payee – The person to whom annuity payments will be made.

Participation – A Growth Opportunity Type. Currently, all Index Account Options with Participation are designated as “Credit Advantage,” which means an additional charge will apply to any Index Account Option with Participation. If you select an Index Account Option with Participation, you will participate in a percentage of positive Index performance at the end of the Crediting

Period, and that percentage will be the Participation Rate. For instance, if you select an Index Account Option with Participation and a Participation Rate of 80%, and at the end of the Crediting Period the Index Change is 10%, your Index Credit Rate would be +8%.

Participation Rate – For an Index Account Option with Participation, the percentage used to calculate the Index Credit Rate if the Index Change is positive.

Performance Lock – A feature that may be exercised for any Index Account Option on any Business Day between the first and last day of the Crediting Period. If you exercise the Performance Lock feature, your Interim Value as of the Performance Lock Date (less any Remaining Credit Advantage Fees and any other applicable charges) will be “locked-in.” You will no longer participate in any Index performance (positive or negative) for that Index Account Option, and no Index Credit will be applied at the end of the Crediting Period for that Index Account Option.

You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.

Performance Lock Account – An interest-bearing account to which your locked-in Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) will be transferred upon exercising Performance Lock for an Index Account Option. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar-for-dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. The Performance Lock Account is part of our Fixed Account. If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one-year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock.

Performance Lock Date – If you exercise the Performance Lock feature for an Index Account Option, the date as of which your Interim Value for that Index Account Option (less any Remaining Credit Advantage Fees and any other applicable charges) is locked-in.

Policy – The Transamerica Structured Index Advantage® Annuity.

Policy Anniversary – The anniversary of the Policy Date for each year the Policy remains in force. If a certain date does not exist in a given month, the first day of the following month will be used.

Policy Date – The date on which the Policy becomes effective.

Policy Quarter – Each three-month period beginning on the Policy Date.

Policy Value – The amount that represents the value of your investment in the Accounts.

Policy Year – The 12-month period following the Policy Date. The first Policy Year starts on the Policy Date. Each subsequent Policy Year starts on the Policy Anniversary.

Premium Payment (premium payment) – An amount paid to us by or on behalf of an Owner, as consideration for the benefits provided under the Policy.

Remaining Credit Advantage Fees – Applicable only to an Index Account Option subject to a Credit Advantage Fee. Before the end of the Crediting Period, Remaining Credit Advantage Fees equal the total Credit Advantage Fee less any Credit Advantage Fees that were previously assessed. At the end of the Crediting Period, Remaining Credit Advantage Fees equal the total Credit Advantage Fee less any Credit Advantage Fees that were previously assessed.

Renewal Letter – We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period (or at least 21 days before the next Allocation Anniversary after exercising Performance Lock for an Index Account Option). Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv)

to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock).

Surrender – A full withdrawal of cash value and termination of the Policy.

Withdrawal (withdrawal) – A withdrawal of cash value from the Policy that is less than a Surrender. Any withdrawal that you request includes: one-time withdrawals, automatic withdrawals under the systematic payout option, withdrawals taken to satisfy minimum required distributions under the Internal Revenue Code, withdrawals of the surrender charge-free amount (a surrender charge-free withdrawal), withdrawals under the Nursing Care and Terminal Condition Waiver, withdrawals under the Unemployment Waiver.

Written Notice – Written notice, signed by the Owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.

OVERVIEW OF THE POLICY

PURPOSE

The Transamerica Structured Index Advantage® Annuity is an individual flexible premium deferred index-linked annuity policy. You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis, and you may choose to convert those accumulated funds into a stream of guaranteed income payments from us. The amount of money that you are able to accumulate under your Policy will depend upon the performance of the investment options you select, the fees and charges deducted from your Policy, and the actions that you take with respect to your Policy, such as whether and when you take withdrawals. The Policy also includes a death benefit to help you financially protect your designated beneficiaries.

The Policy is designed primarily for investors who expect to remain invested in an Allocation Account until the end of its Crediting Period and may be appropriate for you if you have a long investment time horizon. This Policy is not designed for people who expect to take early or frequent withdrawals based on their liquidity needs.

PHASES OF THE POLICY

The Policy, like all deferred annuity policies, has two phases: (1) an “accumulation phase” for retirement savings and (2) an “income phase” for a stream of income.

The Accumulation Phase

To help you accumulate assets during the accumulation phase, you can invest your premium payments in (and at certain times transfer Policy Value among) the Policy’s available Allocation Accounts. The available Allocation Accounts currently include several Index Account Options and a Fixed Account Option, which are summarized below. Additional information about each Allocation Account is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

Index Account Options. Each Index Account Option is linked to the performance of an Index for a Crediting Period. We are currently offering Index Account Options with a 1-year, 2-year, or 6-year Crediting Period. Not all Crediting Period lengths are available with all Index Account Options. We will apply an Index Credit (i.e., positive or negative interest) at the end of a Crediting Period to amounts allocated to an Index Account Option based, in part, on the performance of the Index (i.e., the Index Change). You could lose a significant amount of money if the Index declines in value.

We limit the amount of negative Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period. Each Index Account Option provides a level of protection against a negative Index Change based on the applicable Downside Protection Type and associated rate. The only Downside Protection Type that we currently offer is Buffer, and each Index Account Option’s Buffer has an associated Buffer Rate. A Buffer provides only limited protection from a negative Index Change. A negative Index Change in excess of the Buffer Rate will result in loss, which could be significant. For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a -15% Index Credit (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Crediting Period, meaning you will experience a 15% loss.

•	An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

•	In the future, if we offer a new Index Account Option that includes a Buffer:

¡	For Policies with applications signed prior to May 1, 2024, the Buffer Rate will be at least 10%.

¡

For Policies with applications signed on or after May 1, 2024, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses.

We may limit the positive Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period. Each Index Account Option has a Growth Opportunity Type that may limit your positive Index returns. The only Growth Opportunity Types that we currently offer are Cap and Participation, which have an associated Cap Rate or Participation Rate, respectively. These Growth Opportunity Types may limit positive Index returns in the following manner:

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Cap – If you select an Index Account Option with Cap, you will participate in a positive Index Change up to the Cap Rate, but no positive Index Change beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 5%, and at the end of the Crediting Period the Index Change is 15%, your Index Credit Rate would be +5%, meaning you will experience a 5% gain.

The lowest Cap Rate that may be established under the Policy is 2%.

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Participation – If you select an Index Account Option with Participation, you will participate in a percentage of a positive Index Change, and that percentage will be the Participation Rate. For instance, if you select an Index Account Option with a Participation Rate of 80%, and at the end of the Crediting Period the Index Change is 10%, your Index Credit Rate would be +8%, meaning you will experience an 8% gain (i.e., 10% x 80% = 8%). Please note:

¡	A Participation Rate equal to 100% means that you will fully participate in a positive Index Change.
¡	A Participation Rate less than 100% means that you will not fully participate in a positive Index Change.
¡	We may declare Participation Rates greater than 100%, which would have the effect of increasing your Index Credit Rate beyond the Index Change.

Currently, all Index Account Options with Participation have a 6-year Crediting Period. Also, they are all designated as “Credit Advantage,” which means an additional charge will apply for any Index Account Option with Participation that you select. See POLICY FEATURES – Credit Advantage below.

For Policies with applications signed prior to May 1, 2024, the lowest Participation Rate that may be established under the Policy is 50%. For Policies with applications signed on or after May 1, 2024, the lowest Participation Rate that may be established under the Policy is 10%.

We currently offer two categories of Index Account Options: “Basic Index Account Options” and “Enhanced Index Account Options.”

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Each available Basic Index Account Option has the following design elements: an Index, a Crediting Period (1, 2, or 6 years), Buffer as its Downside Protection Type, and Cap or Participation as the Growth Opportunity Type.

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Each available Enhanced Index Account Option has the following design elements: an Index, a 6-year Crediting Period, Buffer as its Downside Protection Type, and Cap as the Growth Opportunity Type. In addition, unlike Basic Index Account Options, each Enhanced Index Account Option has an additional feature (e.g., reset feature) that may help to increase Index gains or decrease Index losses, but is not guaranteed to do so.

Currently, we are only offering one type of Enhanced Index Account Option: “Best Entry.” Each “Best Entry” Enhanced Index Account Option has an Initial Index Value reset feature. With this feature, the Initial Index Value may automatically reset from the Index Value on the Crediting Period start date to a lower Index Value that occurred after the Crediting Period began. This may help to increase Index gains or decrease Index losses in the event that the Index declines in value during a specified time period after the Crediting Period start date.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00%), no Credit Advantage Fee (subject to our right of Index substitution).

Fixed Account Option. If you invest in the Fixed Account Option, we guarantee your principal and a fixed annual interest rate for a 1-year Crediting Period. We will credit compound interest daily throughout the Crediting Period based on the annual interest rate we declared for that Crediting Period.

The Income Phase

After your third Policy Anniversary (or earlier if required by state law), you may elect to annuitize your Policy, converting your accumulated assets into a stream of guaranteed income payments from us. This is the Policy’s income phase. The Policy includes multiple fixed income options from which you can select.

If you have not annuitized your Policy by the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law), your Policy will automatically enter the income phase. If you have not elected a fixed income option at that time, the fixed income option “Life with 10 Years Certain” will be selected for you unless we agree to another method of payment.

When your Policy enters the income phase, the accumulation phase ends. You cannot invest in any Allocation Accounts during the income phase, and you cannot withdraw money from your Policy during the income phase. The death benefit from the accumulation phase terminates at the beginning of the income phase (including the GMDB rider, if applicable), although certain fixed income options may provide for an amount payable upon death.

POLICY FEATURES

Credit Advantage. If you invest in an Index Account Option (Basic or Enhanced) with a Growth Opportunity Type designated as “Credit Advantage,” you will pay an additional fee. In exchange for the additional fee, the Growth Opportunity Type will provide more upside potential, based on the rates we declare, than would be provided if the Growth Opportunity Type were not designated as Credit Advantage. There is no guarantee that the increased upside potential of a Credit Advantage Growth Opportunity Type will result in gains at least equal to the additional fee or any gains at all. The additional fee will increase any losses or decrease any gains.

Performance Lock. On any Business Day between the first and last day of the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. If you exercise Performance Lock, your Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account, where it will remain until the next Allocation Anniversary unless earlier withdrawn or annuitized. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day, and will be reduced on a dollar-for-dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. If you exercise Performance Lock, you will not participate in Index performance and you will not receive an Index Credit at the end of the Crediting Period. Performance Lock is irrevocable once exercised. You will not know the locked-in Interim Value upon exercising Performance Lock. If you lock-in a negative Interim Value adjustment, you will be locking-in a loss, which could be significant.

Access to Your Money. You may Surrender your Policy, or withdraw a portion of your Policy Value, at any time during the accumulation phase. However, a Surrender or withdrawal is subject to significant risk, including the following:

•	A Surrender or withdrawal may result in surrender charges, negative Interim Value adjustments, taxes, and tax penalties, as well as the deduction of Policy fees and charges.
•

A withdrawal (or Policy fee or charge deducted) prior to the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base. The reduction may be greater than the amount withdrawn (or fee or charge deducted). The reduced Index Base will result in lower Interim Values for the remainder of the Crediting Period and less gain (if any) or more loss at the end of the Crediting Period. The negative impact to your Policy Value may be significant.

•

A withdrawal will reduce the death benefit, perhaps significantly. If the GMDB rider has been elected, the death benefit will be subject to a proportionate reduction that may be greater than the amount withdrawn.

•	Automatic withdrawals under the systematic payout option, and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals.
•	Upon Surrender, your Policy and all of its benefits will terminate, including the death benefit.

You should consult with your financial professional about the risks associated with a Surrender or withdrawal.

Additional Premium Payments. You may make additional premium payments during the accumulation phase, subject to certain restrictions. An additional premium payment may be invested in one or more of the Allocation Accounts that are available for investment at that time.

Fixed Holding Account. Before an initial or additional premium payment is allocated to an Allocation Account, it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first. On such day, the premium payment (plus any accrued interest) will be allocated to the appropriate Allocation Account(s) and the Crediting Period(s) will begin on that day. Amounts held in the Fixed Holding Account are credited compound interest daily.

Tax Treatment. Earnings (if any) under your Policy are generally tax-deferred. Income taxes generally apply only upon making a Surrender or withdrawal, receiving a payment from us, or payment of the death benefit. Amounts withdrawn from the Policy may also be subject to a 10% additional tax, in addition to ordinary income taxes, if taken before age 59 1⁄2.

Death Benefit. The Policy has either (a) a guaranteed minimum death benefit under the GMDB rider or (b) a Policy Value / cash value death benefit. If your Policy does not include the GMDB rider, the Policy Value / cash value death benefit will apply. Once your Policy is issued, your death benefit cannot be changed.

•

Guaranteed Minimum Death Benefit (GMDB Rider). The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

¡	For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
¡

For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.

The GMDB rider may only be added to your Policy at the time you purchase the Policy (under limited circumstances, the GMDB rider may be re-elected after termination of the rider, following the death of the Owner or Annuitant). The GMDB rider provides for a guaranteed minimum death benefit equal to total premium payments, reduced proportionately for withdrawals, and is payable only upon the death of the Annuitant during the accumulation phase. If the Owner (who is not also the Annuitant) pre-deceases the Annuitant, the death benefit will be equal to the Policy’s cash value (i.e., the Policy Value less any applicable surrender charge).

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Policy Value / Cash Value Death Benefit. If the GMDB rider is not in effect under your Policy, the Policy includes a Policy Value or cash value death benefit for no additional charge. Upon the death of the Annuitant during the accumulation phase, the death benefit will equal the Policy Value (i.e., the total value of your investment in the Accounts, with no deduction for any surrender charges). Upon the death of the Owner (who is not also the Annuitant), the death benefit will be equal to the Policy’s cash value (i.e., the Policy Value less any applicable surrender charge).

POLICY ADJUSTMENTS

You could lose a significant amount of money due to a negative Interim Value adjustment if amounts are removed from an Index Account Option prior to the end of a Crediting Period. An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i)  a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option. An Interim Value adjustment may be positive, negative, or equal to zero. A negative Interim Value Adjustment will result in loss.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes.

Surrender Charges. If you Surrender or withdraw money from the Policy during the first six years after your purchase the Policy or make an additional premium payment, you may be assessed a surrender charge of up to 8% (as a percentage of premium payments Surrendered or withdrawn). For example, if you were to make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment. This loss will be greater if there are negative Interim Value adjustments, taxes, or tax penalties.

Interim Value Adjustments. If all or a portion of your Policy Value is removed from an Index Account Option before the end of its Crediting Period, an Interim Value adjustment will apply, which may be negative. In extreme circumstances, it is possible to lose up to 100% of your investment in an Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). For example, if you allocated $100,000 to an Index Account Option with 2-year Crediting Period and make a withdrawal before the 2 years have ended, you could lose up to $100,000 due to a negative Interim Value adjustment. This loss will be greater if you also have to pay surrender charges, taxes, or tax penalties.

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature.

FEE TABLE EXPENSES AND ADJUSTMENTS – SURRENDER CHARGES INTERIM VALUE ADJUSTMENT
Are There Transaction Charges?	Yes. In addition to surrender charges and Interim Value adjustments, you may also be assessed a fee for requesting special services (e.g., overnight delivery).			FEE TABLE EXPENSES AND ADJUSTMENTS – SPECIAL SERVICE FEES
Are There Ongoing Fees and Expenses?

Yes.

There is an implicit ongoing fee on the Index Account Options to the extent that your participation in Index gains is limited by a Cap Rate or Participation Rate. This means that your returns may be lower than the Index’s returns. In exchange for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

The table below describes the fees and expenses that you may pay each year, depending on the Allocation Accounts and optional benefits you choose. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.

FEE TABLE EXPENSES AND ADJUSTMENTS APPENDIXA: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY
	Annual Fee	Minimum	Maximum

	Base Contract	0%[1]	1.25%[2]

	Optional benefits available for an additional charge (for a single optional benefit, elected)	0.05%[3]	0.50%[3]

[1]   Reflects the current annual service charge. The maximum annual service charge is the lesser of $50 or 2% (as a percentage of your Policy Value as of your Policy Anniversary, before the deduction of any fees or charges). The current annual service charge is $0 or 0%.

[2]   The annualized fee percentage if you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage,” as a percentage of your Policy Value allocated to that Index Account Option on the first day of the Crediting Period.

[3]   The lowest annual fee for the optional GMDB rider is 0%. The highest annual fee for the optional GMDB rider is 0.50%. The applicable fee depends on the age of the Annuitant at the time the Policy application is signed. The fee is deducted as a percentage of the GMDB Benefit Base.

Because your Policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Policy, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Policy, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

	Lowest Annual Cost $0	Highest Annual Cost $1,750

Assumes:

•   Investment of $100,000 in an Index Account Option

•   5% annual appreciation

•   No Credit Advantage

•   No GMDB Rider

•   No sales charges

•   No additional premium payments, transfers, or withdrawals

Assumes:

•   Investment of $100,000 in an Index Account Option

•   5% annual appreciation

•   Credit Advantage

•   GMDB Rider (0% Interim Value adjustments for interim fees)

•   No sales charges

•   No additional premium payments, transfers, or withdrawals

	RISKS			Location in Prospectus
Is There a Risk of Loss From Poor Performance?

Yes.

•   You can lose money by investing in this Policy, including the loss of principal.

•   Each available Index Account Option has a Buffer downside feature that provides only limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period.

•   At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, is 90% for an Index Account Option with a 10% Buffer Rate, 85% for an Index Account Option with a 15% Buffer Rate, or 80% for an Index Account Option with a 20% Buffer Rate

•   We will always offer an Index Account Option with a 10% Buffer Rate.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Is this a Short-Term Investment?

No.

•   This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   The Policy’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.

•   Amounts withdrawn from the Policy may result in surrender charges, taxes, and tax penalties. In addition, withdrawing or otherwise removing amounts from an Index Account Option before the end of its Crediting Period may result in a negative Interim Value adjustment and loss of positive Index performance.

•   Partial withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of its Crediting Period will result in a proportionate reduction to your Index Base. The reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. Reductions to your Index Base will result in lower Interim Values for the remainder of the Crediting Period and less Index Credit (if any) at the end of the Crediting Period. The negative impact to your Policy Value may be significant.

•   At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate, Participation Rate, or annual interest rate applicable to a new Crediting Period). If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option with a 1-year Crediting Period by default.

PRINCIPALRISKSOFINVESTING IN THE POLICY
What are the Risks Associated with the Investment Options?

•   An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Accounts available under the Policy.

•   Each Allocation Account, including each Index Account Option and the Fixed Account Option, has its own unique risks. You should review the available Allocation Accounts before making an investment decision.

•   The Cap Rate or Participation Rate for an Index Account Option, as applicable, may limit positive Index returns (e.g., limited upside). This limit may result in you earning less than the Index’s return. For example:

¡  If the Index Change is 12% and the Cap Rate is 4%, we will apply an Index Credit equal to +4% at the end of the Crediting Period.

¡  If the Index return is 12% and the Participation rate is 50%, we will apply an Index Credit equal to +6% (i.e., 12% x 50% = 6%) at the end of the Crediting Period.

•   The Buffer Rate for an Index Account Option will limit negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply an Index Credit equal to -15% (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Crediting Period.

•   Each “Best Entry” Enhanced Index Account Option has an Initial Index Value reset feature that may help to increase Index gains or decrease Index losses, but it is not guaranteed to do so. Furthermore, these Index Account Options are subject to the same risks associated with Cap (i.e., limited

PRINCIPAL RISKS OF INVESTING IN THE POLICY

upside) and Buffer (i.e., limited protection).

•   For each Index, Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. Certain Indexes also deduct fees and costs that will reduce Index performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index or a direct investment in an ETF serving as an Index.

What are the Risks Related to the Insurance Company?	An investment in the Policy is subject to risks related to the Company. Any obligations (including under the Fixed Account and the Index Accounts), guarantees, or benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free (800) 525-6205.	PRINCIPAL RISKS OF INVESTING IN THE POLICY
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?

Yes. There may be restrictions that limit the Allocation Accounts you may choose, and there are limitations on the transfer of Policy Value among Allocation Accounts.

•   Transfers from an Allocation Account are permitted only at the end of the Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock).

•   The Fixed Account Option may not always be available for investment.

•   We reserve the right to add or remove Index Account Options. We guarantee that the following Index Account Option will always be available for investment (subject to our right of Index substitution): S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00%), no Credit Advantage Fee. This may be the only Index Account Option that we offer in the future.

•   Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

•   We may change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate or Participation Rate, subject to minimum guarantees).

•   We reserve the right to substitute the Index for an Index Account Option during its Crediting Period.

•   We reserve the right to limit or refuse additional premium payments.

•   Certain Allocation Accounts may not be recommended by your financial intermediary or be available in your state.

PREMIUM PAYMENTS

FIXED ACCOUNT OPTION

INDEX ACCOUNT OPTIONS

SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

APPENDIX D: STATE VARIATIONS

APPENDIX E:

FINANCIALINTERMEDIARY VARIATIONS

Are There any Restrictions on Policy Benefits?

Yes. There are restrictions and limitations relating to the benefits offered under the Policy (e.g., death benefits, Performance Lock).

•   Except as otherwise provided, Policy benefits may not be modified or terminated by the Company.

•   Exercising Performance Lock for an Index Account Option will result in an Interim Value adjustment, which may be negative and result in significant loss.

•   Withdrawals may significantly reduce the death benefit.

INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK ACCESS TO YOUR MONEY BENEFITS AVAILABLE

•   If you own the GMDB rider, a withdrawal will proportionately reduce the death benefit. The proportionate reduction could be greater than the amount withdrawn.

•   A benefit may not be recommended by your financial intermediary or be available in your state.

UNDER THE POLICY DEATH BENEFIT APPENDIX D: STATE VARIATIONS APPENDIX E: FINANCIAL INTERMEDIARY VARIATIONS
	TAXES	Location in Prospectus
What are the Policy’s Tax Implications?

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•   If you purchase the Policy as an individual retirement account (IRA) or through a tax qualified plan, you do not get any additional tax benefit.

•   You will generally not be taxed on increases in the value of your Policy until they are withdrawn. Earnings on your Policy are taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

TAX INFORMATION
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?	Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, Inc., is the principal underwriter and may share the revenue we earn on this Policy with your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensate less.	DISTRIBUTION
Should I Exchange My Policy?	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	DISTRIBUTION

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and Surrendering or making withdrawals from an Allocation Account or from the Policy. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, Surrender or make withdrawals from an Allocation Account or from the Policy, or transfer Policy Value between Allocation Accounts. State premium taxes may also be deducted.

Transaction Expenses

Sales Load Imposed on Purchases	None
Surrender Charge[1] (as a percentage of premium payments Surrendered or withdrawn)	8%
Special Service Fee[2]	$50
Transfer Fee	None

[1]

The surrender charge, if any, applies to each premium payment Surrendered or withdrawn regardless of how Policy Value is allocated among the Allocation Accounts. The surrender charge decreases based on the number of years since a premium payment was made according to the following schedule:

Number of Years Since Premium Payment Date	Surrender Charge
Year 0-1	8%
Year 1-2	8%
Year 2-3	7%
Year 3-4	6%
Year 4-5	5%
Year 5-6	4%
Year 6 or more	0%

Under the Policy’s “surrender charge-free amount,” you can withdraw a portion of your Policy Value each Policy Year free of surrender charges. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2)  earnings, plus premiums no longer subject to surrender charges. Surrender charges may be waived in certain other situations. See ACCESS TO YOUR MONEY – SURRENDER CHARGE WAIVERS for more information.

[2]

We currently assess the charge only for overnight delivery and duplicate policies. We reserve the right to assess the charge for other special services in the future, including non-sufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Policy Value is removed from an Index Account Option before the expiration of its Crediting Period.

Adjustments

Interim Value Adjustment Maximum Potential Loss[1] (as a percentage of your Policy Value in an Index Account Option)	100%

[1]

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v)  you exercise the Performance Lock feature.

The next table describes the fees and expenses that you will pay each year during the time that you own the Policy. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Service Charge[1]	Lesser of 2% or $50

Base Contract Charges

Credit Advantage Fee[2] (as an annualized percentage of Policy Value allocated to an Index Account Option with Credit Advantage as of the first day of the Crediting Period)	1.25%

Optional Benefit Expenses

Guaranteed Minimum Death Benefit Rider Fee[3] (as a percentage of the Guaranteed Minimum Death Benefit Base)	0.50%

[1]

The service charge is deducted on each Policy Anniversary prior to the Annuity Commencement Date and when you Surrender the Policy. Each time we deduct this charge, it will not exceed 2% (as a percentage of your Policy Value, before the deduction of any fees or charges on that date) or a maximum of $50, whichever is less, and we will waive the charge if your Policy Value, or if your total premium payments minus prior withdrawals, on that date is at least equal to the minimum amount specified in your Policy. The current annual service charge is $0.

[2]

Applicable only if you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” The annualized fee percentage for an Index Account Option with Credit Advantage will not change for the life of the Policy. The dollar amount of the Credit Advantage Fee is calculated at the beginning of the Crediting Period. The fee amount will equal the dollar amount allocated to the Index Account Option on the first day of the Crediting Period, multiplied by the Credit Advantage Fee percentage, multiplied by the length of the Crediting Period (in years). The Credit Advantage Fee is assessed at the end of the Crediting Period after the Index Credit or, in certain circumstances, before the end of the Crediting Period.

[3]

For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge. If you elected the optional GMDB rider, the applicable fee depends on the Annuitant’s age on the date that you signed the application for the Policy, as follows:

Age of Annuitant	Fee Percentage
0-50	0.05%
51-70	0.15%
71-80	0.50%

For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit that may be elected for an additional charge, as follows:

Age of Annuitant	Fee Percentage
0-70	0.00% (No Charge)
71-80	0.50%

The applicable fee percentage will not change for the life of the rider. The fee will be calculated and deducted quarterly, on the same day of the month as the rider effective date. The quarterly fee is calculated by multiplying the GMDB Benefit Base by the GMDB rider fee percentage and dividing that amount by four.

In addition to the fees described above, we limit the amount you can earn on the Index Account Options. This means your returns may be lower than the Index’s returns. In exchange for accepting this limit on Index gains, you will receive some protection from Index losses.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

RISK OF LOSS

An investment in this Policy is subject to the risk of loss. You may lose money, including your principal investment and previously credited earnings. Your losses may be significant.

ALLOCATION ACCOUNT AVAILABILITY RISK

We reserve the right to add and remove Allocation Accounts as available investment options. Allocation Accounts will only be added or removed through an amendment to this prospectus. We also reserve the right to make different Allocation Accounts available for investment in connection with only new premium payments (i.e., initial or additional premium payments) as opposed to at the end of a

Crediting Period. There is no guarantee that an Allocation Account that you select for investment will always be available to you in the future or available with the same current limits on Index gains.

Our only guarantee regarding the availability of Allocation Accounts is that we will always offer at least the following Basic Index Account Option for investment: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: No lower than 2.00%), and no Credit Advantage Fee. Please note the Index for that Index Account Option remains subject to our right of substitution. See INDEX SUBSTITUTION RISK below.

If we remove an Allocation Account, it will be closed such that no new premiums, reinvestments, or transfers will be allowed into that Allocation Account. If you are currently invested in an Allocation Account and it is removed, you may remain in that Allocation Account until the end of the Crediting Period.

With respect to Index Account Options that we may offer in the future:

•

For Policies with applications signed prior to May 1, 2024, if we offer a new Index Account Option that includes a Buffer, a Cap, or a Participation Rate, the minimum Buffer Rate will be at least 10%, the minimum Cap Rate will be at least 2%, and the minimum Participation Rate will be no lower than 50%, respectively.

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For Policies with applications signed on or after May 1, 2024, if we offer a new Index Account Option that includes a Buffer, there is no pre-specified minimum Buffer Rate. If we offer a new Index Account Option that includes a Cap or a Participation Rate, the minimum Cap Rate will be at least 2% and the minimum Participation Rate will be no lower than 10%, respectively.

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Within any guaranteed limits to which we are subject, the guaranteed minimum rate(s) associated with an Index Account Option’s upside feature and, in turn, the potential for investment gain could be minimal. Further, while we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses, which would mean risk of loss of nearly the entire amount invested.

We may change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate or Participation Rate, subject to minimum guarantees). Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

If you are not comfortable with the risk that the only Index Account Option that we may offer in the future is the S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00%), no Credit Advantage Fee (subject to our right of Index substitution), or the risk that we may not offer other Allocation Accounts in the future that are acceptable to you based on your personal preferences, risk tolerances, or time horizon, this Policy is not appropriate for you. You may Surrender your Policy (i.e., take a full withdrawal) if there are no Allocations Accounts that you wish to select, but the Surrender may be subject to surrender charges, will be subject to an Interim Value adjustment if taken before the end of a Crediting Period for an Index Account Option, may be subject to taxes (including a 10% federal penalty tax if taken before age 59 1/2), and your Policy will terminate.

LIQUIDITY RISK

The Policy is unsuitable as a short-term savings vehicle. We designed the Policy to be a long-term investment. If you are not a long-term investor, this Policy may not be appropriate for you.

•

Transfer Limitations. The Policy restricts transfers between investment options, which will limit your ability to reallocate your Policy Value in response to changes in market conditions or your personal circumstances. You may transfer Policy Value invested in an Allocation Account only at the end of that Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock).

•

Withdrawal and Surrender Consequences. You may take a withdrawal or a Surrender at any time during the accumulation phase; however, there may be significant risks and negative consequences associated with any such withdrawal or Surrender, including potential surrender charges, negative Interim Value adjustments, taxes and tax penalties, and other negative impacts to the value of your investment. See WITHDRAWAL AND SURRENDER RISK.

•

Interim Values. There may be long periods of time when you cannot perform a transaction under the Policy that is not based on one or more Interim Values. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value adjustment. See INTERIM VALUE RISK.

•	Taxes. Income taxes and certain tax restrictions may apply to any withdrawal or Surrender. If taken before age 59 1/2, a withdrawal or Surrender may also be subject to a 10% federal penalty tax.
•

Maturity. At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate, Participation Rate, or annual interest rate applicable to a new Crediting Period). If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option by default. You will be unable to reallocate the automatically transferred Policy Value until the end of the 1-year Crediting Period for the Fixed Account Option.

•

Delays in Payment. We generally make payment of any amount due from the Policy within seven days from the date we receive in good order all required information. When permitted by law, however, we may defer payment of any withdrawal or Surrender proceeds for up to six months from the date we receive your request.

INDEX PERFORMANCE RISK

The following risks related to Index performance apply when you invest in an Index Account Option:

•

Negative Index Performance Could Result in Loss. The performance of any Index may fluctuate, sometimes rapidly and unpredictably. Both short-term and sustained negative Index performance, over one or multiple Crediting Periods, may cause you to lose principal or previous earnings. The historical performance of an Index does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Crediting Period or multiple Crediting Periods. You could lose a significant amount of money if an Index declines in value.

•

Exposure to Investment Risks. When you invest in an Index Account Option, you are indirectly exposed to the investment risks associated with the linked Index. When the Index is a market index, you are indirectly exposed to the investment risks that could cause the stocks or other assets that make-up the Index to decrease in value. When the Index is an ETF, you are indirectly exposed to the investment risks associated with the ETF’s investment objective and strategies, as well as its market trading risks, all of which could cause the market price for the ETF’s shares to decrease in value. The Indexes are subject to a variety of investment risks, many of which are complicated and interrelated and all of which may adversely affect the performance of the Index. If you invest in an Index Account Option with an Index that exposes you to higher investment risks, your risk of loss may be higher depending on the Index Account Option’s downside protection.

The specific investment risks associated with the market indexes and ETFs serving as Indexes are discussed under “Additional Investment Risks for the Market Indexes” and “Additional Investments Risks for the Exchange Traded Funds (ETFs)” respectively below.

•

Point-to-Point Index Change Calculations. We calculate Index Changes by comparing the value of the Index between two specific points in time, which means the performance of the Index may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time. This is true even for Index Account Options with Crediting Periods that are multiple years in length.

•

Exclusion of Dividends from Index Values. For each Index, Index performance is measured on a “price return” basis, not a “total return” basis. Therefore, Index Values do not include income from any dividends paid on the securities composing the Index, or any dividends or distributions paid by an ETF serving as an Index. The exclusion of dividends will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index or a direct investment in an ETF serving as an Index.

•

No Rights in the Index. An investment in an Index Account Option is not an investment in the Index. Nor is it an investment in the securities that an Index seeks to track. When the Index is a market index, you are not investing in the Index (which is impossible) and you have no rights with respect to the index, the index provider, or any aspect of the index or any companies whose securities compose the index. When the Index is an ETF, you are not a shareholder in the ETF and you have no voting, dividend, liquidation, or other rights that belong to shareholders in the ETF.
•

Unavailability of Index Values. The Company relies on third parties to provide Index Values. In general, Index Values are provided to the Company each Business Day. However, there may be short or extended periods of time when the Company is not provided Index Values for an Index. This may occur for a variety of reasons that are not within the Company’s control, including severe market or operational disruptions. If the Company is not provided with an Index Value on a Business Day, the Index Value for that Business Day will be the most recently provided Index Value. If the Company is later provided an Index Value for a prior Business Day for which the Company was not originally provided an Index Value, the Company will take reasonable steps to recalculate impacted Policy values and transactions.

•

Evolving and Uncertain Economic Environment. In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, geopolitical turmoil, rising inflation, changes in interest rates, and actions by governmental authorities. It is not possible to predict future performance of the markets. Depending on your individual circumstances, you may experience (perhaps significant) negative returns under the Policy. You should consult with a financial professional about how market conditions may impact your investment decisions under the Policy.

Additional Investment Risks for the Market Indexes

The following Indexes are market indexes: S&P 500® Index, Fidelity World Factor Leaders IndexSM 0.5% AR, and First Trust Equity Edge IndexTM. Each market index that may serve as an Index is subject to the following risks:

•

Market Risk. Each market index could decrease in value over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of a market index may be significant and unpredictable.

•

Equity Risk. Each market index is comprised of equity securities. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

•

Issuer Risk. The performance of each market index depends on the performance of individual securities that make-up the index. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

•

Large-Cap Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.

Additional Investment Risks Related to the Fidelity World Factor Leaders IndexSM 0.5% AR. In addition to the risks identified above that apply to each of the market indexes that may serve as an Index, the Fidelity World Factor Leaders IndexSM 0.5% AR is associated with additional investment risks, such as the following:

•

Performance Reduction Risk. The daily performance of this Index is reduced by 0.5% annually. Without this reduction to the return, the performance of this Index over any one year period would be approximately 0.5% higher. While this performance reduction is not a charge under the Policy, it reduces the performance of this Index and therefore may negatively impact the performance of your Policy if you select an Index Account Option that is linked to this Index. It may also cause the Index to underperform a direct investment in the securities composing the Index.

•

Smaller-Cap Risk. Compared to large-capitalization companies, mid- and small-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid- and small-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. These risks are generally greater for small-capitalization companies.

•

Foreign Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. Investments in non-U.S. companies may lose money due to political, economic, and geographic events affecting issuers of non-U.S. securities or non-U.S. markets, including geopolitical turmoil. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
•

Currency Risk. The value of the Index could decline if the currency of a non-U.S. market depreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably.

•

Factor-Based Methodology Risk. The Index is designed to offer exposure to companies that are deemed to have certain characteristics (or factors), including: attractive valuations, high quality profiles, lower volatility than the broader market, and positive momentum signals. Also, the non-U.S. component of the Index is designed to offer exposure to non-U.S. companies with low correlation to the U.S. equity market. There is no guarantee that a factor-based selection methodology will enhance performance or reduce risk.

•

New/Exclusive Index Risk. The Index is exclusively licensed to Transamerica for use with this Policy. If the exclusive licensing agreement is not renewed, the Index may become available through other investment vehicles or may be discontinued. The Index does not have a performance history that pre-dates the offering of this Policy, and there may be less public information about this Index compared other market indexes like the S&P 500® Index. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

Additional Investment Risks Related to the First Trust Equity Edge IndexTM. In addition to the risks identified above that apply to each of the market indexes that may serve as an Index, the First Trust Equity Edge IndexTM is associated with additional investment risks, such as the following:

•

Performance Reduction Risk. The daily performance of this Index is reduced by 0.55% annually. Without this reduction to the return, the performance of this Index over any one year period would be approximately 0.55% higher. While this performance reduction is not a charge under the Policy, it reduces the performance of this Index and therefore may negatively impact the performance of your Policy if you select an Index Account Option that is linked to this Index. It may also cause the Index to underperform a direct investment in the securities composing the Index.

•

Smaller-Cap Risk. Compared to large-capitalization companies, mid- and small-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid- and small-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. These risks are generally greater for small-capitalization companies.

•

Financial Companies Risk. The Index may have significant exposure to securities issued by financial companies. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.

•

Underlying Index Methodology Risk. There can be no assurance that the stock selection criteria used by the Index’s underlying indexes, which are generally intended to identify companies with strong dividend characteristics and lower risk characteristics, will enhance performance or reduce risk. Even though the underlying indexes’ selection methodologies seek to identify companies with strong dividend characteristics, neither the Index performance nor any underlying index performance reflects any dividends or distributions paid by the component companies.

•

Dividends Risk. The Index’s exposure to dividend-paying securities could cause the Index to underperform similar indexes that do not consider an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect the Index’s performance. Even though this Index includes dividend-paying securities, you will not receive any dividends paid on those securities, and any dividends paid on those securities will not be reflected in Index Values.

•

New/Exclusive Index Risk. The Index is exclusively licensed to Transamerica for use with this Policy. If the exclusive licensing agreement is not renewed, the Index may become available through other investment vehicles or may be discontinued. The Index does not have a performance history that pre-dates the offering of this Policy, and there may be less public information about this Index compared other market indexes like the S&P 500® Index. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

Additional Investments Risks for the Exchange Traded Funds (ETFs)

The following Indexes are ETFs: iShares® Russell 2000 ETF and iShares® U.S. Technology ETF. Each ETF that may serve as an Index is subject to the following risks:

•

Market Risk. Each ETF could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of an ETF may be significant and unpredictable.

•

Equity Risk. Each ETF primarily invests in equity securities. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.

•

Issuer Risk. The performance of each ETF depends on the performance of individual securities in which the ETF invests. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

•

Fees and Expenses. Each ETF is subject to fees and expenses, including management fees and transaction costs, that reduce the performance of the ETF. These fees and expenses may cause the Index to underperform a direct investment in the securities in which the ETF invests.

•

Tracking Error Risk. Each ETF seeks to track the investment results of a specific market index. There is no guarantee that an ETF’s investment results will have a high degree of correlation to the index it seeks to track or that an ETF will achieve its investment objective. Each ETF may be subject to tracking error, which is the divergence of an ETF’s performance from that of the index it seeks to track. This risk may be heightened during times of increased market volatility or other unusual market conditions. Among other reasons, tracking error may result because an ETF incurs fees and expenses while the index does not.

•

Market Trading Risk. Each ETF faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation/redemption process. Any of these factors, among others, may lead to an ETF’s shares trading at a premium or discount to net asset value.

Additional Investment Risks Related to the iShares® Russell 2000 ETF. In addition to the risks identified above that apply to each of the ETFs that may serve as an Index, this ETF is subject to additional investment risks, such as the following:

•

Small-Cap Risk. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small-capitalization companies may be more volatile and less liquid than those of mid- and large-capitalization companies.

Additional Investment Risks Related to the iShares® U.S. Technology ETF. In addition to the risks identified above that apply to each of the ETFs that may serve as an Index, this ETF is subject to additional investment risks, such as the following:

•

Technology Company Risk. Technology companies may have limited product lines, markets, financial resources, or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

•

Large-Cap Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.

•

Mid-Cap Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large- capitalization companies.

WITHDRAWAL AND SURRENDER RISK

You should fully understand the risks associated with any withdrawal or Surrender before you purchase the Policy and before you decide to take a withdrawal or Surrender. You should consult with your financial and tax professionals before you purchase the Policy or take a withdrawal or Surrender.

•

The Policy may not be appropriate for you if you plan to take withdrawals from an Index Account Option before the end of the Crediting Period, especially if you plan to take ongoing withdrawals, such as automatic withdrawals, or minimum required distributions. You should consult with a financial professional.

•	A Surrender will terminate the Policy and all its benefits, including the death benefit. See ACCESS TO YOUR MONEY.
•	Charges may be deducted when you take a withdrawal or Surrender, including surrender charges. These charges may be significant. See EXPENSES AND ADJUSTMENTS.
•

Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount. Although surrender charges will not apply, withdrawal of the surrender charge-free amount may be subject to negative Interim Value adjustments, taxes, and tax penalties, and may result in proportionate reductions to the death benefit and to your Index Base(s).

•

Any type of withdrawal or a Surrender taken before the end of a Crediting Period for an Index Account Option will be subject to an Interim Value adjustment, which may be negative. An Interim Value adjustment may reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). There could be significantly less money available to you for a withdrawal or Surrender that is processed based on an Interim Value. The application of an Interim Value may result in a loss to an Owner even if the reference Index at the time of withdrawal or Surrender is higher than at the beginning of the Crediting Period. See INTERIM VALUE RISK.

•

Any type of withdrawal taken before the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base for that Index Account Option, which may reduce your gains or contribute to losses at the end of the Crediting Period and will reduce Interim Values for the remainder of the Crediting Period. A reduction to your Index Base may be greater than the amount withdrawn. See REDUCTION TO INDEX BASE RISK.

•

Income taxes, federal tax penalties, and certain tax restrictions may apply to a withdrawal or Surrender. A withdrawal or Surrender may be taxable, and if taken before age 59 1/2, may be subject to a 10% federal penalty tax. See TAX INFORMATION – Taxation of Surrenders and Withdrawals.

•

Any withdrawal you take will reduce the Policy Value (because you are taking money out of your Policy) and the amount of the death benefit, including the guaranteed minimum death benefit (perhaps significantly) if the GMDB rider is in effect. The guaranteed minimum death benefit will be reduced in the same proportion that a gross withdrawal reduces your Policy Value, and this reduction may be more than the dollar amount withdrawn. See POLICY VALUE AND CASH VALUE and DEATH BENEFIT.

•

Automatic withdrawals under the systematic payout option, and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals, including applicable surrender charges, negative Interim Value adjustments, income taxes and tax penalties, proportionate reductions to Index Bases, and proportionate reductions to the death benefit. See ACCESS TO YOUR MONEY.

•

Surrender charges do not apply to payment of the death benefit payable upon the death of the Annuitant (where the death benefit is equal to either Policy Value or, if the GMDB rider is in effect, the guaranteed minimum death benefit). Surrender charges do apply to payment of the death benefit payable upon the death of an Owner who is not also the Annuitant (where the death benefit is equal to the Policy’s cash value). See DEATH BENEFIT.

BUFFER RISK

Buffers do not provide complete protection from loss related to negative Index performance. You assume the risk that you will incur losses to the extent that an Index Account Option’s Buffer does not protect you from negative Index performance. The following table shows the maximum potential loss due to negative Index performance at the end of a Crediting Period for each Buffer Rate that we currently offer. Please note the maximum loss at the end of a Crediting Period could be greater due to fees and charges.

Buffer Risk	Maximum Potential Loss Due to Negative Index Performance at End of Crediting Period (before fees and charges)
10%	90%
15%	85%
20%	80%

An Index Account Option with a 10% Buffer Rate will always be available under the Policy.

The limits on loss are for the duration of a single Crediting Period. If you invest in the same Index Account Option for multiple Crediting Periods, losses over multiple Crediting Periods may be larger than the stated limit for a single Crediting Period.

The maximum potential loss due to the application of a negative Interim Value adjustment is greater than the maximum potential loss at the end of a Crediting Period. In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).

In general, depending on applicable rates, an Index Account Option with relatively more downside protection based on its Buffer Rate is likely to have relatively less upside potential based on its Cap Rate or Participation Rate. Conversely, depending on applicable rates, an Index Account Option with relatively less downside protection based on its Buffer Rate is likely to have more upside potential based on its Cap Rate or Participation Rate.

For any new Index Account Option that we offer in the future, we will set the rate(s) for its Downside Protection Type in our discretion, subject to any guaranteed limits to which we are subject as described in the prospectus.

Some Index Account Options are subject to a Credit Advantage Fee. If you select one for investment, you will pay an additional annualized fee of 1.25%. The additional fee will increase any losses or decrease any gains.

GROWTH OPPORTUNITY TYPE RISK

When you invest in an Index Account Option, the upside potential of your investment may be limited by its Growth Opportunity Type. For Cap, the Cap Rate may limit the upside potential of your investment by capping your participation in positive Index performance. Likewise, for Participation, a Participation Rate of less than 100% will limit the upside potential of your investment by limiting your participation in positive Index performance. In either case, Index Credit Rate used to calculate gains will be lower than the Index Change. The risk of investment loss could be significantly greater than the potential for investment gain.

In general, depending on applicable rates, an Index Account Option with relatively more upside potential based on its Cap Rate or Participation Rate is likely to have relatively less downside protection based on its Buffer Rate. Conversely, depending on applicable rates, an Index Account Option with relatively less upside potential based on its Cap Rate or Participation Rate is likely to have more downside protection based on its Buffer Rate.

We may declare new Cap Rates and Participation Rates for the available Index Account Options for new Crediting Periods. We set these rates in our discretion, within any guaranteed limits to which we are subject as described in this prospectus. You bear the risk that the rate(s) we declare for a new Crediting Period will not be any more or less favorable to you than any guaranteed limits to which we are subject.

Some Index Account Options are subject to a Credit Advantage Fee. If you select one for investment, you will pay an additional annualized fee of 1.25%. The additional fee will increase any losses or decrease any gains.

INTERIM VALUE RISK

We calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. The Interim Value on any such Business Day determines the value of that Index Account Option for withdrawals, Surrender, annuitization, the death benefit, and Performance Lock, and to pay fees and charges.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day:

•	A fee or charge is deducted from the Index Account Option;
•

An amount is deducted from the Index Account Option as a result of a Surrender or withdrawal (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal);

•	The Policy is annuitized;
•	The death benefit is calculated; or
•	You exercise the Performance Lock feature (that Business Day being the Performance Lock Date).

In any of those circumstances—including the deduction of a periodic fee or charge—the transaction will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply. An Interim Value adjustment (i.e., the interim rate of return) may be positive, negative, or equal to zero. The application of a negative Interim Value adjustment will result in loss, which may be significant.

In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).

If you have multiple ongoing Crediting Periods for Index Account Options that end at different times, any of the transactions listed above will be based on an Interim Value for some or all of your Index Account Options. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.

The Interim Value for an Index Account Option will generally change each Business Day, and the change may be positive or negative compared to the last Business Day, even when the Index has increased in value. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for fees and charges, withdrawals, a Surrender, annuitization, and the death benefit. If you use the Performance Lock feature to lock-in an Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) that is lower than the amount you invested in that Index Account Option on the Crediting Period start date, you may be locking-in a loss.

See INDEX ACCOUNT OPTIONS – INTERIM VALUE and EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.

REDUCTION TO INDEX BASE RISK

On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base for that Index Account Option will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal), before the end of the Crediting Period, in which case your Index Base will be subject to a reduction at that time. The reduction is proportionate. It is derived by reducing your Index Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar for dollar basis).

A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. All withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of a Crediting Period will trigger a reduction to your Index Base, even fees and charges that are periodically deducted from your Policy. A reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. A reduction will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base).

Once your Index Base for an Index Account Option has been reduced, there is no way to increase your Index Base for the remainder of the Crediting Period, and therefore no way to reverse or offset the negative impact of a reduction to your Index Base.

Reductions to your Index Base may have long-term, adverse impacts on your Policy. By reducing the potential gains under your Policy, and potentially resulting in more loss under your Policy, such reductions will ultimately reduce the amount available for withdrawal or Surrender throughout the accumulation phase, the amount payable as a death benefit during the accumulation phase, and the amount paid out during the income phase after annuitization.

See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.

PERFORMANCE LOCK RISK

On any Business Day between the first and last day of the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. If you exercise Performance Lock, your Interim Value for that Index Account Option (less any Remaining Credit Advantage Fees and any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account, where it will remain until the next Allocation Anniversary unless earlier withdrawn or annuitized. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar for dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. You should consult with a financial professional prior to exercising Performance Lock.

The Performance Lock feature is subject to the following risks:

•

If you exercise Performance Lock, you will be locking-in an Interim Value (and that Interim Value will be reduced dollar for dollar by any Remaining Credit Advantage Fees and any other applicable charges). The Interim Value adjustment reflected in your locked-in Interim Value may be negative. A negative Interim Value adjustment may result in significant loss. It is possible that you would have realized less loss or no loss if you exercised the Performance Lock feature at a different time or not at all. See INTERIM VALUE RISK.

•

Amounts held in the Performance Lock Account will not participate in any Index performance (positive or negative). No Index Credit will be applied at the end of the Crediting Period of the Index Account Option for which you exercised Performance Lock. The sooner after the Crediting Period start date or an Allocation Anniversary that you exercise Performance Lock, the longer you will forego participating in Index performance. Your investment will remain in the Performance Lock Account until the next Allocation Anniversary unless earlier withdrawn or annuitized. Depending on when you exercise Performance Lock, your investment might not participate in Index performance for up to one year.

•

If you exercise Performance Lock manually, we will lock-in the next calculated Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) after we receive your request in good order. You won’t know the locked-in Interim Value in advance. The locked-in Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. When you exercise Performance Lock automatically, you will not know the locked-in Interim Value in advance, but the locked-in Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) will be triggered by the target gain that you set in advance.

•

Withdrawals from the Performance Lock Account are not subject to Interim Values or proportionate reductions to an Index Base, but are subject to the other risks associated with withdrawals or a Surrender, including applicable surrender charges and taxes and a 10% federal penalty tax if made before age 59 1/2.

•

We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Performance Lock feature. There may not be an optimal time to exercise the Performance Lock feature during a Crediting Period. It may be better for you if you do not exercise Performance Lock during a Crediting Period. It is impossible to know with certainty whether or not Performance Lock should be exercised.

•	Performance Lock, once exercised for a Crediting Period, is irrevocable.

See INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK.

CREDIT ADVANTAGE RISK

Among the available Index Account Options, we currently offer certain Index Account Options with Growth Opportunity Types that are designated as “Credit Advantage.” You will pay an additional fee if you select one of these Index Account Options for investment. In exchange for the additional fee, these Index Account Options provide more upside potential, based on the rates we declare for their Growth Opportunity Types, than would be provided if their Growth Opportunity Types were not designated as “Credit Advantage.” There is no guarantee that the increased upside potential of a Credit Advantage Growth Opportunity Type will result in gains at least equal to the additional fee or any gains at all, or that an Index Account Option with a Credit Advantage Growth Opportunity Type will outperform an Index Account Option without a Credit Advantage Growth Opportunity Type. The additional fee will increase your losses or decrease your gains.

See EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE.

BEST ENTRY INITIAL INDEX VALUE RESET FEATURE RISK

Each Best Entry option includes an Initial Index Value reset feature that may increase your gains or decrease your losses, but there is no guarantee that it will actually increase your gains or decrease your losses. It is possible that the Initial Index Value will not reset because the contingencies upon which the reset depends may not occur. Under such circumstances, the reset feature will ultimately have no impact on your gains or losses. Even if a reset occurs, the Best Entry option is still subject to the same risks associated with the Cap and the Buffer.

See INDEX ACCOUNT OPTIONS – ENHANCED INDEX ACCOUNT OPTIONS: BEST ENTRY.

DEATH BENEFIT SELECTION RISK

When purchasing the Policy, you may have to decide whether to elect the GMDB rider for an additional charge. The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

•	For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
•

For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.

If the GMDB rider is optional and you choose not to elect it, the Policy Value / cash value death benefit will apply to your Policy for no additional charge.

If you are considering whether to elect the GMDB rider for an additional charge, the rider will not be appropriate for you if both (i) the Annuitant and Owner under your Policy will not be the same person and (ii) death benefit coverage on the Owner’s life is more important to you than death benefit coverage on the Annuitant’s life. The Policy’s death benefit is primarily designed to provide death benefit coverage upon the death of the Annuitant. Upon death during the accumulation phase of an Owner who is not also the Annuitant, there is only one possible death benefit amount: the Policy’s cash value (i.e., the Policy Value less any applicable surrender charges). The rider’s guaranteed minimum death benefit would not be payable because it only becomes payable upon the death of the Annuitant. If you elected the GMDB rider for an additional charge, you will have paid an additional fee for an optional feature that provided no financial benefit.

Before electing the GMDB rider, you should consider that each time the GMDB fee is deducted from an Index Account Option before the end of the Crediting Period – and the GMDB fee is deducted quarterly – the deduction will result in an Interim Value adjustment, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss, perhaps significant and perhaps greater than the amount of the fee.

The GMDB rider is designed to provide a minimum death benefit, not necessarily an enhanced death benefit. The guaranteed minimum death benefit equals total premium payments reduced proportionately for withdrawals (including automatic withdrawals, minimum required distributions, and any other withdrawal). Even if you elected the GMDB rider, upon death during the accumulation phase of the Annuitant, if the Policy Value (i.e., the total value of your investment in the Accounts, with no deduction for any surrender charges) is greater than the guaranteed minimum death benefit under the GMDB rider, the death benefit will be the Policy Value, same as the alternative Policy Value / cash value death benefit. If you elected the GMDB rider for an additional charge, you will have paid an additional fee for an optional feature that provided no financial benefit.

See DEATH BENEFIT for additional information, including information on how the guaranteed minimum death benefit under the GMDB rider is calculated.

INDEX SUBSTITUTION RISK

During a Crediting Period, if a market index serving as an Index is discontinued or if the calculation of the index is substantially changed by the index provider, or if Index Values should become unavailable for any reason, or if an ETF that is serving as an Index is liquidated or otherwise no longer exists or if its investment objectives, strategies, or risks substantially change, we may substitute the Index with a new Index, once we obtain all necessary regulatory approvals. We will notify you of any such substitution in writing.

If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the old Index. We may look at factors that include, but are not limited to, asset class, index composition, strategy, and index liquidity. You will have no right to reject the substitution of an Index. The performance of the new Index may differ significantly from the performance of the old Index. If we substitute the Index for an Index Account Option in which you are invested, your investment in the Policy is subject to the same terms and conditions as any other investment in an Allocation Account under the Policy. For example, you will not be permitted to transfer Policy Value prior to the end of a Crediting Period if a substitution occurs.

If we substitute an Index during a Crediting Period, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the start of the Crediting Period to the substitution date. We will use a similar process if multiple substitutions occur during a Crediting Period. The substitution of an Index will have no impact on the Index Account Option’s Crediting Period, Growth Opportunity Type, Downside Protection Type, or any other features or rates for that Index Account Option other than the Index to which the Index Account Option is linked.

See INDEX ACCOUNT OPTIONS – INDEXES – Index Substitutions.

RISK OF LOSS DURING CANCELLATION PERIOD

You may cancel your Policy after you purchase it, but only if you cancel it within the prescribed period, which is generally 10 days after you receive the Policy (or 30 days for replacement Policies) but could vary by state. The amount refunded will generally be the Policy Value on the date of cancellation, plus any fees or charges deducted under the Policy on the date of the cancellation. If you invest in an Index Account Option when you purchase the Policy, you will be subject to risk of loss during the right to cancel period because the amount refunded upon cancellation (Policy Value) will be subject to an Interim Value adjustment, which may be negative. See INTERIM VALUE RISK above. State variations may apply to your right to cancel period. See APPENDIX D: STATE VARIATIONS.

ADDITIONAL PREMIUM PAYMENT RISK

We reserve the right to limit or refuse additional premium payments. If we exercise this right, you may not be permitted to make additional premium payments, in which case you will be unable to increase the value of your Policy or its benefits (e.g., the death benefit) through additional premium payments. We will not allow additional premium payments under a Policy after the Owner (or oldest joint Owner) attains the age of 90.

FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY

An investment in the Policy is subject to the risks related to us, Transamerica Life Insurance Company. Any obligations (including under the Index Account Options, the Fixed Account Option, the Fixed Holding Account, and the Performance Lock Account), guarantees, and benefits under the Policy are subject to our financial strength and claims-paying ability. If we experience financial distress, we may be permitted by law to delay payments to you for up to six months, and we ultimately may not be able to meet our obligations to you.

The following risks relate to the Separate Account: (i) amounts under the Policy are not held in a separate account registered under Investment Company Act of 1940; (ii) Owners do not share in the investment performance of assets held in the Separate Account; and (iii) the obligations under this Policy are independent of the investment performance of the Separate Account and are the obligations of the Company.

More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting www.transamerica.com or calling toll-free (800) 525-6205. We encourage you to read the information about Transamerica Life

Insurance Company, including our financial statements, included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information appear on the back cover of this prospectus.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data, and breaches of regulation may lead to a materially adverse effect on our administration of the Policy. We cannot assure you that interruptions, failures, or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. Also, our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes. Such events may impact the availability and capacity of our key personnel and may have a materially adverse effect on our administration of the Policy. See the Statement of Additional Information for more information about our cybersecurity and operational risks.

INFORMATION ABOUT US AND OUR OBLIGATIONS

TRANSAMERICA LIFE INSURANCE COMPANY

Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.

We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company is a stock life insurance company that was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. and is licensed in the District of Columbia, Guam, Puerto Rico, the Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

We are obligated to pay all amounts promised to investors under the Policies, subject to our financial strength and claims-paying ability. We encourage Owners to read and understand our financial statements, which included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information appear on the back cover of this prospectus.

We are relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the Act.

GENERAL ACCOUNT

All obligations under the Policies, including Index Credits, interest payments, annuity payments, death benefits, are obligations of our general account. These amounts are subject to our financial strength and claims-paying ability. No financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising  under the Policies.

THE SEPARATE ACCOUNT

Amounts under the Policy that are not held in the Fixed Account Option or the Fixed Holding Account or the Performance Lock Account are held in an unregistered Separate Account of the Company. We have exclusive and absolute ownership and control of the assets of the Separate Account. The Separate Account is uninsulated, meaning that the assets of the Separate Account are chargeable with liabilities arising out of other business the Company may conduct. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are owned by the Company. The obligations under this Policy are independent of the investment performance of the Separate Account and are the obligations of the Company.

We will maintain in the Separate Account assets with an aggregate value at least equal to the reserves and other contract liabilities of the Separate Account. If the aggregate value of Separate Account assets should fall below such amount, the Company will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such contracts, in the course of payment, shall not be maintained in the Separate Account.

The Separate Account was established under Iowa law and is not registered under the Investment Company Act of 1940.

THE ANNUITY POLICY

This prospectus describes information you should know before you purchase the Policy.

An annuity is a contract between you (the Owner) and an insurance company (in this case, us), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. Until the Annuity Commencement Date, your annuity is in the accumulation phase and the earnings (if any) are generally tax deferred. Tax deferral means you are not taxed until you take money out of your annuity. Once your Policy is annuitized, your annuity switches to the income phase.

We currently sell Policies that are “qualified” or “non-qualified” under the Internal Revenue Code. You will get no additional tax advantage from this annuity if you are investing in this annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). We currently sell Policies to the following plans: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 457(f) plans (in certain circumstances) and Section 401(a) plans (including profit sharing plans, defined benefit pension plans, defined contribution pension plans, 401(k) plans, and combination defined benefit/contribution plans). If you purchase the Policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan, or certain other employer sponsored programs), your Policy is a qualified Policy. If you purchase the Policy as part of any other arrangement, your Policy is a non-qualified Policy.

The Policy is a “deferred” annuity. You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own Policy.

The Policy is a “flexible premium” annuity because after you purchase it, you can generally make additional premium payments until the Annuity Commencement Date. Each additional premium payment must be at least $50 unless a different minimum is stated in your Policy. You are not required to make any additional premium payments.

The Policy is “index-linked” because the value of each Index Account Option is linked to the performance of an Index. If you invest in one or more Index Account Options, the amount of money you are able to accumulate under your Policy depends (at least in part) upon the performance of your Index Account Options. You could lose a significant amount of money that you allocate to the Index Account Options.

We do not guarantee that the Fixed Account Option will always be available. If the Fixed Account Option is available and you invest amounts in the Fixed Account Option for a Crediting Period, your principal is guaranteed and will earn interest at a guaranteed annual interest rate during that Crediting Period. The amount of money you are able to accumulate depends upon the total interest credited.

Do not purchase this Policy if you plan to use it for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

PURCHASE

We will not issue a Policy unless:

•	We receive in good order all information needed to issue the Policy. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.
•

We receive in good order (at our Administrative Office) a minimum initial premium payment (including anticipated premiums from exchanges, transfers, or rollovers as indicated on your application or electronic order form).

•	The Annuitant, Owner, and any joint Owner are younger than age 86 as of the date that the application is signed. The age limit may be lower for qualified Policies.
•	The Owner and Annuitant have an immediate familial relationship unless the Owner is the Annuitant or the Owner is not an individual.

Right to Cancel Period: You may cancel your Policy after you purchase it, but only if you return it within the prescribed period, which is generally 10 days after you receive the Policy (for replacements the right to cancel period is generally 30 days) but could vary by state. The refund will generally be the Policy Value on the date of cancellation (plus any fees or charges deducted under the Policy on the date of the cancellation). If you invest in an Index Account Option when you purchase the Policy, you will be subject to risk of loss during the right to cancel period because the amount refunded upon cancellation (Policy Value) will be subject to an Interim Value adjustment, which may be negative. Interim Values fluctuate daily, positively or negatively, and may be unfavorable to you. See PRINCIPAL RISKS OF INVESTING IN THE POLICY – INTERIM VALUE RISK. Surrender charges do not apply upon cancellation. State law may require us to refund the greater of your Policy Value or your premium payment(s). For IRAs, we will refund your premium payment(s) if cancelled within the first seven days of the right to cancel period. We will pay the refund after we receive in good order at our Administrative Office within the applicable period Written Notice of cancellation and the returned policy. The Policy will then be deemed void.

State variations may apply to your Policy. See APPENDIX D: STATE VARIATIONS.

Additional fees will apply under the Policy if (a) you own a Guaranteed Minimum Death Benefit (GMDB) rider that is subject to an additional charge and/or (b) you choose an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” The GMDB rider may not be available for all Policies, in all states, at all times, or through all financial intermediaries.

We reserve the right to reject any application.

PREMIUM PAYMENTS

You should make checks for premium payments payable to Transamerica Life Insurance Company and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the Policy.

We do not accept cash. We reserve the right to not accept third party checks. A third-party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to us, however, in some circumstances, at our discretion, we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third-party checks not accepted by us will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned. We reserve the right to restrict or refuse any premium payment.

INITIAL PREMIUM PAYMENT

The initial premium payment for qualified and non-qualified Policies must be at least $25,000 (including anticipated premiums from exchanges, transfers, or rollovers as indicated on your application or electronic order form).

You must obtain our prior approval to purchase a Policy with an amount in excess of:

•	$1,000,000 provided that you, any joint Owner, and the Annuitant are all younger than age 81; or
•	$500,000 if you, any joint Owner, or the Annuitant is at least age 81.

Your initial premium payment may not be credited to your Policy on the day that you leave your premium payment with your financial intermediary. Your financial intermediary may take a period of time to assess whether buying this Policy is suitable for you. Your financial intermediary may send us your initial premium payment while they complete this assessment. Your financial intermediary must also ensure that we have all the information needed for us to process your Policy. We will not begin to process your Policy during this period.

We will credit your initial premium payment to your Policy within two Business Days after the Business Day that we receive your initial premium payment, your application (or order form), and once we determine that your Policy information is both complete and in good order. This time period is in addition to the time your financial intermediary may take to complete their part of the process.

If your information is not received in good order and we are unable to complete our part of the process within 30 Business Days after the Business Day that we receive your initial premium payment and your application (or electronic order form), then we will return your initial premium payment at that time. We will credit your initial premium payment within two Business Days after your information is both complete and in good order. Neither we nor your financial intermediary are responsible for lost investment opportunities while we each complete our review processes. Any initial premium payments received by us will be held in our general account until credited to your Policy. You will not earn interest on your initial premium payment during these review periods.

The date on which we credit your initial premium payment to your Policy is generally the Policy Date. Please note, the Policy Date is not the date that the initial premium payment is allocated to the selected Allocation Account(s), because the initial premium payment will be held in the Fixed Holding Account until the next 1st, 8th, 15th, or 22nd calendar day after the Policy Date, whichever occurs first. The Policy Date is used to determine certain time periods under your Policy, such as Policy Years, Policy Quarters, and Policy Anniversaries.

We will consider any premium that we receive with your Policy application and within 14 calendar days of the date you sign your Policy application (or 60 calendar days if the Policy is funded through an exchange, transfer, or rollover) to be part of your initial premium payment. We will not wait until the end of the 14 calendar day (or 60 calendar day) period to apply your total initial premium payment to the Policy. We will credit the portion of your initial premium payment accompanying your Policy application or that we otherwise receive before the Policy Date as described in the paragraph immediately above. We will credit any more initial premium that we receive on or after the Policy Date within two Business Days after the Business Day we receive it. Once credited to your Policy, such premium will be held in the Fixed Holding Account until the next 1st, 8th, 15th, or 22nd calendar day after we receive it, whichever occurs first, and then allocated among the Allocation Accounts in accordance with your instructions. Please note, if we receive any portion of the initial premium after the Policy Date, the Crediting Periods associated with your initial premium payment may have different start dates.

ADDITIONAL PREMIUM PAYMENTS

You are not required to make any additional premium payments. However, you can generally make additional premium payments during the accumulation phase. Additional premium payments must be at least $50. We will credit an additional premium payment to your Policy within two Business Days after the Business Day we receive the premium payment and required information in good order at our Administrative Office.

Before an additional premium payment is allocated to the selected Allocation Account(s), it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day after we credit the additional premium payment to your Policy, whichever occurs first.

When you allocate an additional premium payment to one or more Allocation Accounts, a new Crediting Period will begin for each Allocation Account receiving the premium payment. No portion of an additional premium payment can be applied to an ongoing Crediting Period. Please note that if you invest in an Allocation Account for which you already have an ongoing Crediting Period, you will have multiple ongoing Crediting Periods for the same Allocation Account. Under such circumstances, each ongoing Crediting Period for the same Allocation Account will be treated as a separate investment under the Policy.

After the first Policy Year, we reserve the right to require our prior approval for any cumulative premium payments in a single Policy Year in excess of the following limits:

•	Non-qualified Policies – $25,000.
•	Qualified Policies – the lesser of any minimums required by the Internal Revenue Service or $60,000.

If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, any prohibited premium payment will be deemed not in good order.

We will not allow additional premium payments under a Policy after the Owner (or oldest joint Owner) attains the age of 90. We reserve the right to further limit or refuse additional premium payments. We may prohibit Owners from making additional premium payments under the Policy in the future on a non-discriminatory basis. If we exercise this right, Owners will lose the ability to increase

Policy Value and the optional death benefit, if elected, through additional premium payments.

MAXIMUM TOTAL PREMIUM PAYMENTS

We reserve the right to require our prior approval of any cumulative premium payments in excess of:

•	$1,000,000 provided that you, any joint Owner, and the Annuitant were all younger than age 81 on the date you signed the application; or
•	$500,000 if you, any joint Owner, or the Annuitant were at least age 81 on the date you signed the application.

The maximum limit on total premium payments includes premium payments under the Policy and other policies with the same Owner or same Annuitant issued by us or an affiliate. If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, any prohibited premium payment will be deemed not in good order.

ALLOCATION OF PREMIUM PAYMENTS

Initial Premium Payment. When you purchase the Policy, we will allocate your initial premium payment to the Allocation Account(s) you selected based on the allocation instructions in your application. The allocations in your allocation instructions must be in whole percentages and must total 100%.

Additional Premium Payments. The allocation instructions in your application will initially serve as your standing allocation instructions for additional premium payments. You may change your standing allocation instructions for additional premium payments by sending written instructions to our Administrative Office, by telephone, or other electronic means acceptable to us, subject to the limitations described under OTHER INFORMATION – Telephone and Electronic Transactions. The new instructions will apply to premium payments received on or after the date we receive the change request in good order.

If you make an additional premium payment and it is accompanied by allocation instructions, we will allocate the premium payment to the Allocation Account(s) you selected based on those instructions. The allocation instructions accompanying your additional premium payment will not replace your standing allocation instructions unless you specifically instruct us otherwise.

If you make an additional premium payment and it is not accompanied by allocation instructions, we will process the additional premium payment based on your standing allocation instructions. If those standing allocation instructions are not in good order because they instruct us to allocate the premium payment (or a portion thereof) to an unavailable Allocation Account, we will process the additional premium payment as follows:

•

For each Allocation Account in your standing allocation instructions, if that Allocation Account (or another Allocation Account that we designate in an amendment to this prospectus) is available for investment, we will allocate the applicable percentage of your premium payment to that Allocation Account in accordance with your standing allocation instructions.

•

For each Allocation Account in your standing allocation instructions, if that Allocation Account is not available for investment, we will attempt to contact you and your financial intermediary to request new instructions with respect to the applicable portion of your premium payment. We will make multiple attempts over a 30-day period. During this 30-day period, the applicable portion of your premium payment will be held in the Fixed Holding Account. If we do not receive new instructions in good order within 30 days, we will allocate that portion of your premium payment to the Default Option on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first.

Currently, the Default Option is the Fixed Account Option. See DEFAULT OPTION.

FIXED HOLDING ACCOUNT

Before an initial or additional premium payment is allocated to one or more Allocation Accounts, it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first. On such day, the premium payment (plus any accrued interest) will be allocated to the appropriate Allocation Account(s) and the Crediting Period(s) will begin on that day.

The initial premium payment will be allocated from the Fixed Holding Account as described above after the Policy Date. An additional premium payment will be allocated as described above after we credit the additional premium payment to your Policy. If the Policy Date, or the date we credit an additional premium payment, is the 1st, 8th, 15th, or 22nd calendar day, it will be allocated on the next 1st, 8th, 15th, or 22nd calendar day, whichever occurs first.

Amounts held in the Fixed Holding Account are credited compound interest daily based on the annual interest rate in effect on that day. We may change the current annual interest rate for the Fixed Holding Account at any time at our discretion, subject to a guaranteed minimum effective annual interest rate of 0.25%. State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D: STATE VARIATIONS. You bear the risk that we will not credit interest at a rate greater than the guaranteed minimum effective annual interest rate.

You may obtain the current annual interest rate online at https://www.transamerica.com/annuities/rila or upon request by contacting our Administrative Office or your financial intermediary.

When your allocation instructions for an initial or additional premium payment are not in good order because they instruct us to allocate your premium payment to an Allocation Account that is no longer available for investment, your premium payment may be held in the Fixed Holding Account for a longer period of time than described above. See PREMIUM PAYMENTS – ALLOCATION OF PREMIUM PAYMENTS above for additional information.

POLICY VALUE AND CASH VALUE

POLICY VALUE

Prior to the Annuity Commencement Date, your Policy Value represents the value of your investment in your Accounts, which may include the Fixed Holding Account, the Fixed Account Option, one or more Index Account Options, and the Performance Lock Account. If you invest in an Index Account Option, your Policy Value will reflect the Interim Values of your investment between the first and last day of the Crediting Period.

On any day during the accumulation phase, your total Policy Value is equal to:

•	Your total premium payment(s); minus
•	Your total gross withdrawals from the Policy (including amounts deducted for surrender charges); plus
•	Your accumulated gains on amounts allocated to Index Account(s); minus
•	Your accumulated losses on amounts allocated to Index Account(s); plus
•	Interest credited on amounts allocated to the Fixed Account and Fixed Holding Account; minus
•	Amounts deducted for fees and charges and taxes if any.

After the Annuity Commencement Date, your Policy does not have a Policy Value.

CASH VALUE

Prior to the Annuity Commencement Date, your cash value represents the total amount that is available for withdrawal or Surrender. Your cash value is equal to the Policy Value less any surrender charges, if applicable. Your cash value may be lower than or equal to your Policy Value.

After the Annuity Commencement Date, your Policy does not have a cash value.

FIXED ACCOUNT OPTION

There is currently only one Fixed Account Option available. The available Fixed Account Option has a 1-year Crediting Period. We do not guarantee that a Fixed Account Option will always be available in the future.

Information regarding the features of the available Fixed Account Option, including (i) its name, (ii) its term, and (iii)  its minimum guaranteed interest rate, is available in an appendix to this prospectus. See APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

If you invest in the Fixed Account Option, we guarantee your principal and a fixed annual interest rate for a 1-year Crediting Period. We will credit compound interest daily throughout the Crediting Period based on the annual interest rate we declared for that Crediting Period. The current annual interest rate being offered for new Crediting Periods is available online at https://www.transamerica.com/annuities/rila or upon request by contacting our Administrative Office or your financial intermediary.

We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period. Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock for an Index Account Option).

See SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT for information on how you may provide instructions on reallocating Policy Value at the end of a Crediting Period, as well as the default reallocation in the absence of such instructions.

We may declare a new annual interest rate for new Crediting Periods. We determine the annual interest rates for new Crediting Periods at our discretion, subject to a guaranteed minimum effective annual interest rate of 0.25%. State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D: STATE VARIATIONS. You bear the risk that we will not credit interest for a new Crediting Period at a rate greater than the guaranteed minimum effective annual interest rate.

The annual interest rate declared for an ongoing Crediting Period will not change. However, the annual interest rate we declare may differ from Crediting Period to Crediting Period. For example, assume you have Policy Value invested in the Fixed Account Option with an ongoing 1-year Crediting Period. If the Fixed Account Option is still available for investment and you invest additional amounts in the Fixed Account Option, you will have two separate ongoing 1-year Crediting Periods for the Fixed Account Option, and the interest rates for those Crediting Periods may differ.

INDEX ACCOUNT OPTIONS

Each Index Account Option tracks the performance of an Index for a Crediting Period. We will credit gain or loss (i.e., positive or negative interest, or Index Credit) at the end of a Crediting Period to amounts allocated to an Index Account Option based, in part, on the performance of the applicable Index. An investment in an Index Account Option is not an investment in the applicable Index or in any index fund.

You could lose a significant amount of money if an Index declines in value. You could also lose a significant amount of money due to a negative Interim Value adjustment if amounts are removed from an Index Account Option prior to the end of its Crediting Period.

We can add and remove Index Account Options as available investment options and change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limits on Index gains (subject to any minimum guarantees).

If we remove an Index Account Option, it will be closed such that no reinvestments or transfers will be allowed into that Index Account Option. If you are currently invested in an Index Account Option that is being closed, you may remain in that Index Account Option until the end of the Crediting Period.

Information regarding the features of each currently offered Index Account Option, including (i) its name, (ii) a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) its Crediting Period, (iv) its current limit on Index loss and (v) its minimum limit on Index gain, is available in an appendix to this prospectus. See  APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.

CREDITING PERIOD

Each Index Account Option has a defined Crediting Period. The Crediting Period is the length of time from the Crediting Period’s start date to its end date, expressed in years. It is also the number of years that the Index Account Option is linked to the Index’s performance.

The Policy currently offers Index Account Options with 1-year, 2-year, and 6-year Crediting Periods. Not all Crediting Period lengths are available with all Index Account Options.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, which Crediting Period lengths may be appropriate for you based on your liquidity needs, investment horizon, and financial goals. Investing in Index Account Options with shorter Crediting Periods will provide more opportunities for Index Credits and transferring Policy Value; however, assuming the same Index and limit on Index loss, Index Account Options with shorter Crediting Periods generally tend to have less potential for gain over a single Crediting Period. Conversely, investing in Index Account Options with longer Crediting Periods will provide fewer opportunities for Index Credits and transferring Policy Value; however, assuming the same Index and limit on Index loss, Index Account Options with longer Crediting Periods will generally tend to have more potential for gain over a single Crediting Period.

Amounts must remain in an Index Account Option until the end of its Crediting Period to be credited with Index Credits and to avoid a possible negative Interim Value adjustment, in addition to potential surrender charges, tax consequences, or other negative impacts to your Policy (e.g., proportionate reductions to your Index Base and the death benefit).

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature. See INTERIM VALUE below, as well as EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT later in this prospectus, for additional information.

INDEX CHANGE

At the end of a Crediting Period for an Index Account Option, we use the point-to-point crediting method to calculate the Index Change, which we then use to calculate Index gains or losses, as described further below. The Index Change will be the percentage difference between the Initial Index Value and the Final Index Value.

For example, regardless of how the Index otherwise performed between the beginning and end of the Crediting Period:

•	If the Initial Index Value is 1000 and the Final Index Value is 1100, the Index Change would be +10% (i.e., ((1100/1000) – 1 = 10%).
•	If the Initial Index Value is 1000 and the Final Index Value is 900, the Index Change would be -10% (i.e., ((900/1000) – 1 = -10%).

See THE INDEXES later in this section for information about the Indexes to which the Index Account Options are linked, including historical Index returns. See EXAMPLES OF CREDITING METHODOLOGY below for more examples of the point-to-point crediting method.

INDEX CREDIT RATE AND INDEX CREDIT

The value of your investment in an Index Account Option at the end of a Crediting Period is your Index Account Option Value. Your Index Account Option Value will be calculated using the following formula:

Index Account Option Value = Index Base x (1 + Index Credit Rate)

The Index Credit Rate represents the percentage gain or loss that we apply at the end of the Crediting Period (i.e., your Index rate of return). The Index Credit Rate is determined by applying the Index Change to either (a) the Downside Protection Type if the Index Change is negative or (b) the Growth Opportunity Type if the Index Change is positive or zero. See LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE and LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE below. Your gain or loss can also be expressed as a dollar amount, which we then refer to as the Index Credit.

The Index Credit Rate and the Index Credit may be positive, negative, or zero.

Your Index Base represents your allocation to the Index Account Option. On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option, in which case your Index Base is subject to an immediate proportionate reduction. See REDUCTION TO INDEX BASE below.

The following is an example of how we calculate your Index Account Option Value at the end of a Crediting Period: Assume you invest $10,000 in an Index Account Option. At the beginning of the Crediting Period, your Index Base is $10,000. At the end of the Crediting Period, your Index Base is still $10,000 if there were no deductions for fees or charges or withdrawals before the end of the Crediting Period. At the end of the Crediting Period, we will apply the Index Credit Rate to your Index Base to calculate your Index Account Option Value.

•	Assuming an Index Credit Rate of +10%, your Index Account Option Value would equal $11,000 (i.e., $10,000 x (1 + 10%) = $11,000). The Index Credit is +$1,000.
•	Assuming an Index Credit Rate of -10%, your Index Account Option Value would equal $9,000 (i.e., $10,000 x (1 + -10%) = $9,000). The Index Credit is -$1,000.

Any fees or charges deducted at the end of the Crediting Period will be deducted on a dollar-for-dollar basis from your Index Account Option Value after the Index Credit is applied. Continuing the examples above, if a $50 service charge were deducted from that Index Account Option on the same day that the Index Credit was applied, the Index Account Option Value would be reduced after the Index Credit to $10,950 (i.e., $11,000 - $50) or $8,950 (i.e., $9,000 - $50), respectively. See FEE TABLE and EXPENSES AND ADJUSTMENTS.

LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE

We limit the amount of negative Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period through our use of the designated Downside Protection Type. The only Downside Protection Type that we currently offer is Buffer.

At the end of the Crediting Period for an Index Account Option, if the Index Change is negative, we use the Buffer to calculate your loss, if any. The Buffer Rate represents the percentage of your investment that is protected from loss. For instance, assuming a Buffer Rate of 10%, it is possible that you could lose 90% of your investment as a result of negative Index performance. A Buffer absorbs the impact of negative Index performance before the negative Index performance impacts your investment. If the Index Change at the end of the Crediting Period is negative, the value of your investment will decrease if the Index Change goes beyond the Buffer Rate.

We calculate your Index Credit Rate using the Buffer as follows:

•

If the Index Change is below the Buffer Rate, your Index Credit Rate will equal 0%. Under these circumstances, the Buffer would provide complete protection from loss related to the negative Index performance.

•

If the Index Change goes beyond the Buffer Rate, your Index Credit Rate will be a percentage equal to the excess Index Change over the Buffer Rate. Under these circumstances, the Buffer would provide only partial protection from loss related to the negative Index performance.

The Buffer provides limited downside protection. You assume the risk of loss for negative Index performance in excess of the Buffer Rate. Your losses could be significant. The Buffer is measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Buffer for that Crediting Period is the total Buffer for the life of the Crediting Period.

The illustration below includes three examples of how the Buffer applies when the Index Change is negative. Each example assumes a Buffer Rate of 10%.

•

In the first example, the Index Change is -5%, which does not go beyond the Buffer Rate, so the Buffer would completely protect you from loss related to the negative Index performance. Your Index Credit Rate would be 0%.

•

In the second example, the Index Change is -15%, which goes beyond the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -5%.

•

In the third example, the Index Change is -25%, which goes beyond the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -15%.

We currently offer Index Account Options with 10%, 15%, and 20% Buffer Rates. Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available.

An Index Account Option with a 10% Buffer Rate will always be available under the Policy. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.

In the future, if we offer a new Index Account Option that includes a Buffer:

•	For Policies with applications signed prior to May 1, 2024, the Buffer Rate will be at least 10%.
•

For Policies with applications signed on or after May 1, 2024, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal downside protection, which would mean risk of loss of nearly the entire amount invested.

We set the limit on Index losses for each Index Account Option at our sole discretion, subject to applicable guaranteed minimums. We consider various factors in determining the limit on Index losses, such as the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon, and financial goals. Generally, assuming the same Index and Crediting Period length, an Index Account Option that provides more protection from Index losses will generally tend to have less potential for Index gains. Conversely, assuming the same Index and Crediting Period length, an Index-Account Option that provides less protection from Index losses will generally tend have more potential for Index gains.

LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE

At the end of a Crediting Period for an Index Account Option, we may limit the positive Index return used in calculating Index Credits by applying the designated Growth Opportunity Type. The only Growth Opportunity Types that we currently offer are Cap and Participation, as described further below.

The Cap Rate and Participation Rate for an Index Account Option will not change during a Crediting Period, but may change from one Crediting Period to the next, subject to the guaranteed minimum Cap Rate or Participation Rate, as applicable, for that Index Account Option. The guaranteed minimum Cap Rate or Participation Rate vary by Index Account Option.

•	The lowest Cap Rate that may be established under the Policy is 2%.
•	For Policies with applications signed prior to May 1, 2024, the lowest Participation Rate that may be established under the Policy is 50%.
•	For Policies with applications signed on or after May 1, 2024, the lowest Participation Rate that may be established under the Policy is 10%.

For each Index Account Option available for investment, the Cap Rate or Participation Rate that we are currently offering for a new Crediting Period is available at the following website address: [Upside Rate Website]. The Cap Rates and Participation Rates posted on that website address are incorporated by reference into the prospectus. You may also obtain the posted rates by contacting your financial professional or the Company at our Administrative Office. We publish new rates at least 14 calendar days before they take effect.

We determine Cap Rates and Participation Rates for each new Crediting Period at our discretion, subject to applicable guaranteed minimums. We consider a number of factors when declaring Cap Rates and Participation Rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading derivative and fixed income instruments. The costs and value of these instruments impact the rates we declare, and those costs and values can be impacted by market conditions and forces. We also consider factors such as sales commissions, administrative expenses, regulatory and tax requirements, general economic trends, and competitive factors. You bear the risk that we may declare lower Cap Rates and Participation Rates for future Crediting Periods, and that such rates could be as low as the guaranteed minimum Cap Rate or Participation Rate for that Index Account Option. Rates offered for new Crediting Periods may be different from those offered to new investors or offered to you at Policy issuance.

Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon, and financial goals. Generally, assuming the same Index and Crediting Period length, an Index Account Option that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Crediting Period length, an Index Account Option that provides more potential for Index gains will generally tend to have less protection from Index losses.

Cap

At the end of the Crediting Period for an Index Account Option with Cap, if the Index Change is positive or zero, we use the Cap to calculate your gain, if any. We calculate your Index Credit Rate using the Cap as follows:

•	If the Index Change is positive and less than or equal to the Cap Rate, your Index Credit Rate will equal the Index Change.
•	If the Index Change is positive and exceeds the Cap Rate, your Index Credit Rate will equal the Cap Rate.
•	If the Index Change is zero, your Index Credit Rate will equal zero.

Due to the operation of the Cap, you will not participate in any Index performance beyond the Cap Rate. The Cap Rate limits the upside potential of your investment. The Cap is measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Cap Rate for that Crediting Period would be less if measured on an annual basis.

We reserve the right to declare no Cap Rate for a new Crediting Period. There will be no limit on gains during a new Crediting Period if we declared no Cap Rate.

The illustration below includes two examples of how we calculate the Index Credit Rate at the end of a Crediting Period using a Cap. Both examples assume a Cap Rate of 10%.

•	In the first example, the Index Change is +5%, which does not exceed the Cap Rate, so your Index Credit Rate would be +5%.

•	In the second example, the Index Change is +15%, which exceeds the Cap Rate, so your Index Credit Rate would be +10%.

Credit Advantage Cap. We calculate the Index Credit Rate the same way regardless of whether a Cap is designated as “Credit Advantage.” When an Index Account Option has a Credit Advantage Cap, we will declare a Cap Rate that is higher than we would otherwise declare if the Cap were not designated as “Credit Advantage.” We provide this increased upside potential in exchange for the additional fee. See FEE TABLE and EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE.

Participation

For an Index Account Option with Participation, if the Index Change at the end of the Crediting Period is positive, the value of your investment will increase. If the Index Change is zero, the value of your investment will neither increase nor decrease.

We calculate your Index Credit Rate by multiplying the Index Change by the Participation Rate.

Participation is not subject to a specific cap on gains, but you instead participate in a percentage of the positive Index Performance, which may limit the upside potential of your investment.

•	A Participation Rate equal to 100% means that you will fully participate in positive Index performance.
•	A Participation Rate less than 100% means that you will not fully participate in positive Index performance.
•	We may declare Participation Rates greater than 100%, which would have the effect of increasing your gains relative to the Index Change.

If the Participation Rate is less than 100%, you will not fully participate in positive Index performance, limiting the upside potential of your investment.

The illustration below includes three examples of how we calculate the Index Credit Rate at the end of the Crediting Period using Participation. Each example assumes an Index Change of +10% with different Participation Rates. The examples show, using the same Index Change, how differences in the Participation Rate can impact your Index Credit Rate.

•

In the first example, the Index Change is 10% and the Participation Rate is 80%, so your Index Credit Rate would be +8% (i.e., 10% x 80% = 8%). Here, the Participation Rate had the effect of decreasing your gains relative to the Index Change.

•

In the second example, the Index Change is 10% and the Participation Rate is 100%, so your Index Credit Rate would be +10% (i.e., 10% x 100% = 10%) (gain is equal to the Index Change). Here, the Participation Rate had no effect on your gains relative to the Index Change.

•

In the third example, the Index Change is 10% and the Participation Rate is 120%, so your Index Credit Rate would be +12% (i.e., 10% x 120% = 12%). Here, the Participation Rate had the effect of increasing your gains relative to the Index Change.

Credit Advantage Participation. We calculate the Index Credit Rate the same way regardless of whether Participation is designated as “Credit Advantage.” When an Index Account Option has a Credit Advantage Participation, we will declare a Participation Rate that is higher than we would otherwise declare if the Participation were not designated as “Credit Advantage.” We provide this increased upside potential in exchange for the additional fee. See FEE TABLE and EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE.

Currently, all Index Account Options with Participation have a 6-year Crediting Period. Also, they are all designated as “Credit Advantage,” which means an additional charge will apply for any Index Account Option with Participation that you select.

EXAMPLES OF CREDITING METHODOLOGY

The following examples illustrate how we calculate and credit Index Credit assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals or Surrender. They also assume no election of the GMDB rider, which may have an additional charge. If GMDB rider fees were reflected in these examples, the ending Index Bases, Index Credits, and

Index Account Option Values would be lower.

The Index Changes in the examples below are wide ranging so that you can compare and contrast different return scenarios; they are not historical Index returns. See THE INDEXES – Historical Index Returns later in this section for information about historical Index returns.

Examples with No Credit Advantage Fee

For each scenario below, assume an Index Account Option with a 1-year Crediting Period, Buffer (Buffer Rate 10%), Cap (Cap Rate 10%), no Credit Advantage Fee.

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	120	+20%	+10%	1000	+$100	$1,100
2	1000	100	105	+5%	+5%	1000	+$50	$1,050
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	95	-5%	0%	1000	$0	$1,000
5	1000	100	80	-20%	-10%	1000	-$100	$900

For each scenario below, assume an Index Account Option with a 2-year Crediting Period, Buffer (Buffer Rate 15%), Cap (Cap Rate 20%), no Credit Advantage Fee.

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	135	+35%	+20%	1000	+$200	$1,200
2	1000	100	112	+12%	+12%	1000	+$120	$1,120
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	88	-12%	0%	1000	$0	$1,000
5	1000	100	65	-35%	-20%	1000	-$200	$800

For each scenario below, assume an Index Account Option with a 6-year Crediting Period, Buffer (Buffer Rate 20%), Cap (Cap Rate 30%), no Credit Advantage Fee.

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	150	+50%	+30%	1000	+$300	$1,300
2	1000	100	115	+15%	+15%	1000	+$150	$1,150
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	85	-15%	0%	1000	$0	$1,000
5	1000	100	50	-50%	-30%	1000	-$300	$700

Examples with Credit Advantage Fee

Each of the examples below assumes an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” If you select an Index Account Option with Credit Advantage, you will be subject to an additional annualized fee of 1.25%. The dollar amount of the Credit Advantage Fee is calculated at the beginning of the Crediting Period. The fee will equal the dollar amount allocated to the Index Account Option on the first day of the Crediting Period (i.e., your starting Index Base), multiplied by the Credit Advantage Fee percentage (1.25%), multiplied by the length of the Crediting Period (in years). See FEE TABLE and EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE for additional information.

For each scenario below, assume an Index Account Option with a 2-year Crediting Period, Buffer (Buffer Rate 15%), Cap with Credit Advantage (Cap Rate 30%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Credit Advantage Fee	Index Account Option Value (after Index Credit and Fee)
1	1000	100	135	+35%	+30%	1000	+$300	-$25	$1,275
2	1000	100	110	+10%	+10%	1000	+$100	-$25	$1,075
3	1000	100	101	+1%	+1%	1000	+$10	-$25	$985
4	1000	100	100	0%	0%	1000	$0	-$25	$975
5	1000	100	90	-10%	0%	1000	$0	-$25	$975
6	1000	100	65	-35%	-20%	1000	-$200	-$25	$775

For each scenario below, assume an Index Account Option with a 6-year Crediting Period, Buffer (Buffer Rate 15%), Participation with Credit Advantage (Participation Rate 80%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Credit Advantage Fee	Index Account Option Value (after Index Credit and Fee)
1	1000	100	150	+50%	+40%	1000	+$400	-$75	$1,325
2	1000	100	110	+10%	+8%	1000	+$80	-$75	$1,005
3	1000	100	105	+5%	+4%	1000	+$40	-$75	$965
4	1000	100	100	0%	0%	1000	$0	-$75	$925
5	1000	100	90	-10%	0%	1000	$0	-$75	$925
6	1000	100	50	-50%	-35%	1000	-$350	-$75	$575

For each scenario below, assume an Index Account Option with a 6-year Crediting Period, Buffer (Buffer Rate 15%), Participation with Credit Advantage (Participation Rate 110%).

Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Credit Advantage Fee	Index Account Option Value (after Index Credit and Fee)
1	1000	100	150	+50%	+55%	1000	+$550	-$75	$1,475
2	1000	100	110	+10%	+11%	1000	+$110	-$75	$1,035
3	1000	100	105	+5%	+5.5%	1000	+$55	-$75	$980
4	1000	100	100	0%	0%	1000	$0	-$75	$925
5	1000	100	90	-10%	0%	1000	$0	-$75	$925
6	1000	100	50	-50%	-35%	1000	-$350	-$75	$575

ENHANCED INDEX ACCOUNT OPTIONS: BEST ENTRY

Currently, we are only offering one type of Enhanced Index Account Option: “Best Entry.” We reserve the right to offer different types of Enhanced Index Accounts in the future. We may not always offer Best Entry options.

When you invest in any Index Account Option, we measure your Index rate of return based on your Initial Index Value. If there is a market downturn after your Crediting Period starts, your gains could be less, and your losses could be greater at the end of the Crediting Period. Best Entry, on a limited basis, can help reduce this risk through its Initial Index Value reset feature, as described further below.

Each Best Entry option has a Cap and Buffer. We will calculate your Index Credit for a Best Entry option the same way as a Basic Index Account Option with Cap and Buffer. We will apply the Cap if the Index Change is positive or zero, or Buffer if the Index Change is negative. There is only one difference between Best Entry and a Basic Index Account Option with Cap and Buffer:

•	Under a Basic Index Account Option, the Initial Index Value is always the Index Value on the Crediting Period start date.
•	Under a Best Entry option, the Initial Index Value may automatically reset from the Index Value on the Crediting Period start date to a lower Index Value that occurred after the Crediting Period began. If the Initial Index Value resets, the lower Initial Index Value will be reflected in the Index Change used to calculate gains or losses. As explained further below, resetting to a lower Initial Index Value will serve to potentially increase your gains or decrease your losses.

Best Entry’s Initial Index Value reset feature is based on the following four design elements: (i)  a monthly Observation Frequency; (ii) either three or six Observation Days, depending on which option you choose; (iii) a Best Entry Reset Threshold of -5%; and (iv) a Best Entry Reset Maximum of either -5% or -20%, depending on which option you choose. How the Initial Index Value reset feature works:

•	The Index Value on the first day of the Crediting Period is the starting Initial Index Value.
•

The Initial Index Value may reset only on an “Observation Day.” Depending on the option you choose, there are only three or six Observation Days and therefore only three or six calendar days on which the Initial Index Value is eligible to reset.

•

Each Observation Day will correspond to the same calendar day on which the Crediting Period began and is determined based on the monthly Observation Frequency. This means there is one month (i) between the Crediting Period start date and the first Observation Day and (ii) between Observation Days. Observation Days will begin with the month immediately following the Crediting Period start date. For example: if the Crediting Period start date is January 1, 2022, and there are six Observation Days, the six Observation Days would be February 1, March 1, April 1, May 1, June 1, and July 1, 2022.

•	On an Observation Day, the Initial Index Value will automatically reset if both:

(i) The value of the Index has decreased by the “Best Entry Reset Threshold” (which is expressed as -5%) compared to the Index Value on the first day of the Crediting Period; and

(ii) The Index Value on that Observation Day is lower than the current Initial Index Value (taking into account any prior reset that has occurred since the beginning of the Crediting Period).

See Examples of the Initial Index Value Reset Feature – General Illustration of Best Entry below for examples of this automatic reset calculation.

•	In no event will the Initial Index Value be reset to a higher Index Value.
•

In no event will the Initial Index Value reset below a certain Index Value called the “Best Entry Reset Minimum Value.” The Best Entry Reset Minimum Value is derived by multiplying the Index Value on the Crediting Period start date by the “Best Entry Reset Maximum,” which is equal to either -5% or -20%. No future resets are allowed if the Initial Index Value has been reset to the Best Entry Reset Minimum Value.

Please note, there are currently two Best Entry options that have a Best Entry Reset Threshold and Best Entry Reset Maximum that are both equal to -5%. Under these two options, which are available for no additional charge, the Initial Index Value may reset no more than one time. Any such reset will equal -5% (because the reset threshold and reset maximum are the same). For the other Best Entry options, multiple resets and aggregate resets of up to -20% are possible, but those options are subject to a Credit Advantage Fee.

See Examples of the Initial Index Value Reset Feature – Illustration of Best Entry Reset Maximum below for an example of the Best Entry Reset Maximum. See also Examples of the Initial Index Value Reset Feature – Illustration of Options with Same Best Entry Reset Threshold and Best Entry Reset Maximum.

•	The Initial Index Value, as reset, if applicable, will be used to calculate the Index Change at the end of the Crediting Period.
•

The Initial Index Value reset feature may affect Interim Values prior to the end of the Crediting Period. If the Initial Index Value does not reset, Interim Values will be unaffected by the reset feature. Each time the Initial Index Value resets, future Interim Values will be calculated using the reset Initial Index Value. A reset of the Initial Index Value will never result in lower Interim Values than if the Initial Index Value had not reset.

While Best Entry may help you increase your gains or decrease your losses, it is subject to the same risks associated with the Cap Growth Opportunity Type and the Buffer Downside Protection Type.

•

You will not participate in any positive Index performance above the Cap Rate. If your Initial Index Value has reset, you may be more likely to realize gains at the end of the Crediting Period than if the Initial Index Value had not been reset, but the upside potential of your investment continues to be limited by the same Cap Rate.

•

The Buffer provides only limited downside protection. If your Initial Index Value has reset, you may be less likely to realize loss at the end of the Crediting Period than if the Initial Index Value had not been reset, but you still assume the risk of loss for negative Index performance beyond the same Buffer Rate. Your losses could be significant.

In addition, on any calendar day that is not an Observation Day, which represent the overwhelming number of days in a Best Entry option Crediting Period, the Initial Index Value will not be eligible for reset, regardless of how poorly the Index performs.

Examples of the Initial Index Value Reset Feature

The following examples illustrate how the Initial Index Value reset feature works assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals or Surrender, and no additional fees or charges for the GMDB rider or Credit Advantage. The Index Changes are not historical Index returns. See The INDEXES – Historical Index Returns later in this section for information about historical Index returns.

General Illustration of Best Entry. To help you understand the Initial Index Value reset feature, consider the following example. Assume you select a Best Entry option for which the following applies:

•	Crediting Period: 6 Years
•	Number of Observation Days: 6
•	Observation Frequency: Monthly
•	Best Entry Reset Threshold: -5%
•	Best Entry Reset Maximum: -20%
•	Cap Rate: 20%
•	Buffer Rate: 10%

Now assume that the value of the Index on day 1 of the Crediting Period is 1000. Based on these assumptions, your Initial Index Value will either (a) remain at 1000 or (b) reset to the lowest Index Value observed on any Observation Day provided that at least one observed Index Value is equal to or lower than 950 (i.e., 1000 – (1000 x 5%) = 950). However, in no event can the Initial Index Value be reset below the Best Entry Reset Minimum Value of 800 (i.e., 1000 x (1 + -20%) = 800).

Remember that if the Initial Index Value resets at least once, it will never reset to a higher Index Value.

The illustration below reflects how the Index hypothetically performed between the Crediting Period start date and the last Observation Day.

The following table explains whether or not the Initial Index Value reset on the Observation Days.

Observation Day	Index Value	Before Reset Evaluated	After Reset Evaluated	Reset Occur?	Explanation
1	965	1000	1000	No	The Index Value on the Observation Day (965) was not at least 5% lower than the starting Index Value (1000).
2	950	1000	950	Yes	The Index Value on the Observation Day (950) was at least 5% lower than the starting Index Value (1000), and there were no prior resets to consider.
3	958	950	950	No	The Index Value on the Observation Day (958) was not at least 5% lower than the starting Index Value (1000), nor was it lower than the Initial Index Value immediately prior to the reset opportunity (950).
4	935	950	935	Yes	The Index Value on the Observation Day (935) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (950).
5	930	935	930	Yes	The Index Value on the Observation Day (930) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (935).
6	932	930	930	No	The Index Value on the Observation Day (932) was at least 5% lower than the starting Index Value (1000) but was not lower than the Initial Index Value immediately prior to the reset opportunity (930).

Note that the lowest Index Value in this example was 925, but the Initial Index Value did not reset to 925. The Initial Index Value was not reset to 925 because that Index Value did not occur on an Observation Day.

Also note that because the lowest Index Value on any Observation Day wasn’t lower than the Best Entry Reset Minimum Value of 800, the Best Entry Reset Maximum did not affect any Initial Index Value resets.

At the end of the Crediting Period in this example, the Index Change will be positive if the Final Index Value is greater than 930, zero if the Final Index Value is 930, or negative if the Final Index Value is lower than 930. Without the Initial Index Value reset feature in this example, the Index Change would have been positive if the Final Index Value were greater than 1000, zero if the Final Index Value were equal to 1000, or negative if the Final Index Value were lower than 1000.

To show how the Initial Index Value reset feature could help increase gains and decrease losses in this example, the following table reflects hypothetical Index Changes and Index Credit Rates based on an Initial Index Value of 1000 (reflecting no reset) versus an Initial Index Value of 930 (reflecting the reset), using assumed Final Index Values, the assumed Cap Rate (20%), and the assumed Buffer Rate (10%). You should note that depending on the Final Index Value, the Initial Index Value reset feature may or may not increase gains or decrease losses, even when a reset occurs.

Final Index Value	Initial Index Value = 1000 (Reflects No Reset)		Initial Index Value = 930 (Reflects Reset)		Impact of Initial Index Value Reset on Gains or Losses
	Index Change	Index Credit Rate	Index Change	Index Credit Rate
1200	+20%	+20%	+29%	+20%(1)	None
1150	+15%	+15%	+23.7%	+20%(1)	Increased Gains
1100	+10%	+10%	+18.3%	+18.3%	Increased Gains
1000	0%	0%	+7.5%	+7.5%	Increased Gains
900	-10%	0%(2)	-3.2%	0%(2)	None
800	-20%	-10%(3)	-14%	-4%(3)	Decreased Losses
(1) Index Credit Rate equals the Cap Rate because the Index Change exceeds the Cap Rate.
(2) Index Credit Rate equals 0% because the negative Index Change does not go beyond the Buffer Rate.
(3) Index Credit Rate equals the negative Index Change in excess of the Buffer Rate.

Illustration of Best Entry Reset Maximum. To help you understand how the Best Entry Reset Maximum works, consider the following example. Once again, assume you select a Best Entry option for which the following applies:

•	Crediting Period: 6 Years

•	Number of Observation Days: 6
•	Observation Frequency: Monthly
•	Best Entry Reset Threshold: -5%
•	Best Entry Reset Maximum: -20%
•	Cap Rate: 20%
•	Buffer Rate: 10%

Again, assume that the value of the Index on day 1 of the Crediting Period is 1000. Based on these assumptions, your Initial Index Value will either (a) remain at 1000 or (b) reset to the lowest Index Value on any Observation Day, provided that at least one observed Index Value is equal to or lower than 950 (i.e., 1000 – (1000 x 5%) = 950). However, in no event can the Initial Index Value be reset below the Best Entry Reset Minimum Value of 800 (i.e., 1000 x (1 + -20%) = 800).

The illustration below reflects how the Index hypothetically performed between the Crediting Period start date and the last Observation Day.

The following table explains whether or not the Initial Index Value reset on the Observation Days.

Observation Day	Index Value	Before Reset Evaluated	After Reset Evaluated	Reset Occur?	Explanation
1	965	1000	1000	No	The Index Value on the Observation Day (965) was not at least 5% lower than the starting Index Value (1000).
2	900	1000	900	Yes	The Index Value on the Observation Day (900) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (1000).
3	850	900	850	Yes	The Index Value on the Observation Day (850) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (900).
4	780	850	800	Yes	The Index Value on the Observation Day (780) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (850). However, because the Initial Index Value cannot reset below the Best Entry Reset Minimum

					Value (800), the Initial Index Value was reset to 800 rather than 780.
5	760	800	800	No	No resets allowed after the Initial Index Value has been reset to the Best Entry Reset Minimum Value.
6	765	800	800	No	No resets allowed after the Initial Index Value has been reset to the Best Entry Reset Minimum Value.

Because the Initial Index Value reset to the Best Entry Reset Minimum Value (800) on the 4th Observation Day, no resets were allowed on the 5th and 6th Observation Days, even though the Index Values on those Observation Days were lower than the current Initial Index Value of 800. At the end of the Crediting Period in this example, the Index Change will be positive if the Final Index Value is greater than 800, zero if the Final Index Value is 800, or negative if the Final Index Value is lower than 800.

Illustration of Options with Same Best Entry Reset Threshold and Best Entry Reset Maximum. There are currently two Best Entry options that have a Best Entry Reset Threshold and Best Entry Reset Maximum that are both equal to -5%. Under these options, the Initial Index Value may reset no more than one time, and any such reset will equal -5%, because the reset threshold and reset maximum are the same.

For this example, assume the same facts as the previous example, except assume (i) that the Best Entry Reset Threshold and Best Entry Reset Maximum were both equal to -5% and (ii) there are only three Observation Days. Based on these assumptions, the Initial Index Value will either (a) remain at 1000 or (b) reset to 950 if the Index Value on any Observation Day is 950 or lower (i.e., 1000 – (1000 x 5%) = 950). Because the Best Entry Reset Threshold and Best Entry Reset Maximum are both equal to -5%, in no event will the Initial Index Value reset more than once or reset to any Index Value other than 950.

The illustration below reflects how the Index hypothetically performed between the Crediting Period start date and the last Observation Day.

The following table explains whether or not the Initial Index Value reset on the Observation Days.

		Initial Index Value
Observation Day	Index Value	Immediately Before Reset Evaluated	Immediately After Reset Evaluated	Did a Reset Occur?	Explanation
1	965	1000	100	No	The Index Value on the Observation Day (965) was not at least 5% lower than the starting Index Value (1000).

2	900	1000	950	Yes	The Index Value on the Observation Day (900) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (1000). However, because the Initial Index Value cannot reset below the Best Entry Reset Minimum Value (950), the Initial Index Value was reset to 950 rather than 900.
3	850	950	950	No	No resets allowed after the Initial Index Value has been reset to the Best Entry Reset Minimum Value.

Because the Initial Index Value reset to the Best Entry Reset Minimum Value (950) on the 2nd Observation Day, no resets were allowed on the 3rd (and last) Observation Day, even though the Index Value on that Observation Day was lower than the current Initial Index Value of 950. At the end of the Crediting Period in this example, the Index Change will be positive if the Final Index Value is greater than 950, zero if the Final Index Value is 950, or negative if the Final Index Value is lower than 950.

THE INDEXES

Generally

Each Index Account Option is linked to the performance of an Index. This section includes basic information about the Indexes.

Each Index is either a market index or an exchange-traded fund (“ETF”).

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A market index tracks, directly or indirectly, the performance of a specific basket of stocks or other assets considered to represent a particular market or sector. Please note that by investing in an Index Account Option that is linked to the performance of a market index, you are not investing in the market index (it is not possible to invest directly in a market index), an index fund, or the securities that compose the index. You have no rights with respect to the index.

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ETFs are SEC-registered investment companies whose shares are traded throughout the day on national stock exchanges at market prices. Please note that when you invest in an Index Account Option that is linked to the performance of an ETF, you are not investing in the ETF and you are not a shareholder in the ETF. You will have no voting, dividends, liquidation, or other rights that belong to shareholders in the ETF.

When the Index is a market index, the Index Value at the end of a day is the closing value of the Index for that day. When the Index is an ETF, the Index Value at the end of a day is the closing share price of the fund for that day on the fund’s primary stock exchange. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day.

The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.

See PRINCIPAL RISKS OF INVESTING IN THE POLICY – INDEX PERFORMANCE RISKS for a discussion of the investment risks associated with the Indexes. Additional Index information is included in APPENDIX C. You may request additional information about each Index from our Administrative Office or your financial intermediary.

There is no guarantee that any particular Index will always be available under the Policy. We may change the Indexes for the Index Account Options from one Crediting Period to the next. We also reserve the right to substitute an Index prior to the end of a Crediting Period.

Market Indexes

The Indexes described in this section are market indexes.

S&P 500® Index

The S&P 500® Index (Ticker: SPX) is widely regarded as the best single gauge of large-cap U.S. equities. This market index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

The Index is a “price return” index, not a “total return” index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

Fidelity World Factor Leaders IndexSM 0.5% AR

The Fidelity World Factor Leaders IndexSM 0.5% AR (Ticker: FIDWFLEN) is an adjusted return equity index offering exposure to U.S. and developed market non-U.S. companies. The index provider of the Index and the underlying indexes is Fidelity Product Services LLC (FPS).

The Index is a “price return” index, not a “total return” index, and therefore does not reflect dividends paid on the securities composing the Index. Likewise, the underlying indexes are price return indexes, calculated without adjustments for dividends. In addition, the daily performance of this Index is reduced by 0.5% annually. Without this adjustment to the return, the performance of this Index over any one year period would be approximately 0.5% higher. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

This Index is comprised of two underlying market indexes with assigned weightings. This Index is rebalanced daily based on the underlying indexes’ assigned weightings.

The first underlying index is the Fidelity U.S. Multifactor Index (price return) (Ticker: FIDUSMFP). It has an assigned weighting of 60%. The Fidelity U.S. Multifactor Index is designed to reflect the performance of stocks of large-capitalization U.S. companies with attractive valuations, high quality profiles, lower volatility than the broader market, and positive momentum signals. Approximately 100 stocks from the top 1000 U.S. stocks based on market capitalization are selected for inclusion in this underlying index. This underlying index is rebalanced semi-annually.

The second underlying index is the Fidelity International Multifactor Index (price return) (Ticker: FIDINTFP). It has an assigned weighting of 40%. The Fidelity International Multifactor Index is designed to reflect the performance of stocks of large and mid-capitalization developed international companies with attractive valuations, high quality profiles, positive momentum signals, lower volatility than the broader market, and low correlation to the U.S. equity market. Approximately 200 stocks from the top 1000 developed international stocks based on market capitalization are selected for inclusion in this underlying index. This underlying index is rebalanced semi-annually.

Each underlying index is designed to emphasize companies with the following factors: attractive valuations, high quality profiles, positive momentum signals and lower volatility than the broader market. The Fidelity International Multifactor Index also emphasizes companies with low correlation to the U.S. equity market.

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“Attractive valuations” refers to companies with strong cash flows; earnings before interest, tax, depreciation, and amortization; book value; and earnings estimates relative to share price or enterprise value.

•	“High quality profile” refers to companies with strong profit generation, earnings, and cash flows.
•	“Positive momentum” refers to companies showing positive market returns during recent periods.
•	“Lower volatility than the broader market” refers to companies that have demonstrated more stable returns with less sensitivity to market movements relative to other companies.
•	“Low correlation to the U.S. equity market” refers to companies in a non-U.S. sector whose returns are not strongly tied to the U.S. market.

Each underlying index is constructed by: (i) calculating weighted-average scores based on the targeted factors; (ii) selecting the highest scoring stocks within each weighted sector (and, in the case of the Fidelity International Multifactor Index, by country/region with an emphasis on lower U.S. market correlation); and (iii) assigning equal weights to all stocks selected for inclusion. At each rebalance for an underlying index, all stocks in the universe of eligible stocks are ranked by weighted-average scores from highest to lowest. The lowest ranked stocks that are already included in the index at time of rebalance are removed from the index until a turnover threshold of 20% by weight has been reached. For each stock removed from the index, it is replaced with the highest ranking stock from the universe of eligible stocks that is not already included in the index.

Fidelity World Factor Leaders IndexSM 0.5% AR is exclusively licensed to Transamerica for use with this Policy. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

First Trust Equity Edge IndexTM

The First Trust Equity Edge IndexTM (price return) (Ticker: FTEQEDGE) (the “Index”) is an adjusted return equity index offering exposure to dividend-paying companies. The index provider of the Index is FT Indexing Solutions LLC.

The Index is a “price return” index, not a “total return” index, and therefore does not reflect dividends paid on the securities composing the Index. Likewise, the underlying indexes are price return indexes, calculated without adjustments for dividends. In addition, the daily performance of the Index is reduced by 0.55% annually. Without this adjustment to the return, the performance of the Index over any one year period would be approximately 0.55% higher. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

The Index is comprised of two underlying market indexes. The underlying indexes are assigned equal weightings (i.e., 50%), and the Index is rebalanced quarterly.

The first underlying index is the Nasdaq US Rising Dividend AchieversTM Index (price return) (Ticker: NQDVRIS). This underlying index measures the performance of a selection of securities that have increased their dividend value over the previous three year and five year annual periods. Approximately 50 common stocks comprise this underlying index, and each stock is assigned an equal weighting. This underlying index is reconstituted annually and rebalanced quarterly. The security selection process for this underlying index begins by identifying securities that are eligible for inclusion. To be eligible, a security must be among the top 1,000 securities by market capitalization (after removing ineligible security types) in the Nasdaq US BenchmarkTM Index (Ticker: NQUSB), a broad-based index designed to track the performance of U.S. exchange-listed securities. In addition, a security must have: (i) a three-month average daily traded value of at least $5 million; (ii) paid a dividend in the trailing twelve-month period greater than the dividend paid in the trailing twelve-month period three and five years prior; (iii) a positive earnings per share in the trailing twelve-month period greater than the earnings per share in the trailing twelve-month period three years prior; (iv) a cash to debt ratio greater than 50%; and (v) a trailing twelve-month period payout ratio no greater than 65%. Only one security per issuer is permitted; if an issuer has multiple listed security classes, only the security with the highest three-month average daily traded value may be eligible. Real estate investment trust securities are ineligible. Furthermore, a security will be ineligible if Nasdaq is aware that the issuer or the security will soon undergo a fundamental change, such as entering into a definitive merger or acquisition agreement or other pending arrangement, or a filing of bankruptcy or similar protection from creditors. After identifying the securities that are eligible for inclusion, each eligible security receives a combined ranking based on dollar dividend increase, current dividend yield, and payout ratio. The top 50 securities based on ranking are selected for inclusion in the underlying index, subject to tie-breaker criteria and industry concentration restrictions.

The second underlying index is the Value Line® Dividend Index (price return) (Ticker: VLFVD). This underlying index is designed to track the performance of U.S. listed companies that pay above-average dividends and have the potential for capital appreciation. Its methodology was developed by Value Line, Inc., the index sponsor. The index seeks risk-adjusted performance by incorporating the “Value Line Safety Rank” ranking system. The index is reconstituted and rebalanced monthly. The starting universe from which index constituents are selected is comprised of common stocks, American Depositary Receipts, and Global Depositary Receipts of companies that are listed on the following U.S. exchanges: New York Stock Exchange (NYSE), NASDAQ, NYSE American, NYSE Arca, and Cboe BZX. Securities with a limited partnership, master limited partnership, or registered investment company structure are excluded from the starting universe. At each monthly reconstitution, the securities in the starting universe that meet all of the following criteria are included in the index and equally weighted: (i) a Value Line Safety Rank of either #1 or #2; (ii) a market capitalization of greater than $1 billion; (iii) an indicated dividend yield greater than or equal to the trailing 12-month rolling dividend yield of the S&P 500® (calculated by annualizing the most recent gross dividend); and (iv) a 3-month average daily traded value of greater than $500,000. On a weekly basis, the Value Line Safety Rank ranking system assigns rankings to approximately 1,600 - 1,700 securities based on a security’s price volatility over the last five years with a greater weighting to the most recent one year and the issuer’s financial condition. The ranking system ranges from #1 to #5. Stocks with a Value Line Safety Rank of either #1 or #2, as a group, are ranked as being more stable and presenting less investment risk relative to stocks with a lower Value Line Safety Rank (i.e., Value Line Safety Ranks of #3, #4, or #5).

The First Trust Equity Edge IndexTM is exclusively licensed to Transamerica for use with this Policy. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

Exchange Traded Funds (ETFs)

The Indexes described in this section are ETFs. Additional information about each ETF is available on the SEC’s website at http://www.sec.gov and copies of that information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for each ETF is provided below. Please note that such information is not prepared by us and may be intended for shareholders of the ETFs. You will not be a shareholder of an ETF by investing in an Index Account Option that is linked to the performance of an ETF. You may also request additional information about each ETF from our Administrative Office or your financial intermediary.

Because Index performance is reflective of an ETF’s closing price, Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends or other distributions paid by the ETF. In addition, an ETF deducts fees and costs that reduce Index performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.

iShares® Russell 2000 ETF

The iShares® Russell 2000 ETF (NYSE Arca: IWM) (SEC file number 333-92935) seeks to track the investment results of the Russell 2000® Index, an index composed of small-capitalization U.S. equities. The Russell 2000® Index measures the performance of the small capitalization sector of the U.S. equity market, as defined by FTSE Russell.

iShares® U.S. Technology ETF

The iShares® U.S. Technology ETF (NYSE Arca: IYW) (SEC file number 333-92935) seeks to track the investment results of the Russell 1000 Technology RIC 22.5/45 Capped Index, which is composed large-, and mid -capitalization U.S. companies. The Russell 1000 Technology RIC22.5/45 Capped Index is designed to measure the performance of U.S. companies in the technology sector, as defined by FTSE Russell.

Historical Index Returns

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Index Account Option. Your performance under the Policy will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index Account Options, and does not reflect Policy fees and charges, including surrender charges or negative Interim Value adjustments, which reduce performance.

1 This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index. In addition, the Index provider applies a reduction when calculating Index performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index. In addition, the Index provider applies a reduction when calculating Index performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends or other distributions paid by the ETF. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.

1 This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends or other distributions paid by the ETF. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.

Index Substitution

We reserve the right to substitute an Index prior to the end of a Crediting Period. During a Crediting Period, if a market index serving as an Index is discontinued, or if the calculation of the Index is substantially changed by the index provider, or if Index Values should become unavailable for any reason, or if an ETF that is serving as an Index is liquidated or otherwise no longer exists, or if its investment objectives, strategies, or risks substantially change, we may substitute the Index with a new Index once we obtain all necessary regulatory approvals.

We will notify you of any such substitution in writing. We will seek to notify you at least 30 days prior to substituting an Index for any Index Account Option in which you are invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of our control, we will provide notice of the substitution as soon as practicable.

If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the old Index. We may look at factors which include, but are not limited to, asset class, index composition, strategy, and index liquidity. In the event that a comparable Index is not found, we will substitute the original Index with a broad-based securities market index. An Index Account Option will not be ended prior to the end of the Crediting Period due to our inability to find a comparable Index.

If we substitute an Index during a Crediting Period, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the start of the Crediting Period to the substitution date. We will use a similar process if multiple substitutions occur during a Crediting Period. The substitution of an Index will have no impact on the Index Account Option’s Crediting Period, Growth Opportunity Type, Downside Protection Type, or any other features or rates for that Index Account Option other than the Index to which the Index Account Option is linked.

This example is intended to show how we would calculate the Index Change during a Crediting Period in which an Index was substituted.

Index Change on substitution date for original Index

Initial Index Value for original Index	1,000
Index Value for original Index on substitution date	1,050
Index Change for original Index on substitution date	(1,050 / 1,000) - 1 = 5%

This 5% Index Change on the substitution date is then used to calculate the revised Initial Index Value for the replacement Index.

Revised Initial Index Value for replacement Index

Index Change for original Index on substitution date	5%
Index Value for replacement Index on substitution date	1,000
Revised Initial Index Value for replacement Index	1,000 / (100% + 5) = 952.38

The Index Change calculation for that Crediting Period is then based on the change between the revised Initial Index Value for the replacement Index, and the Final Index Value for the replacement Index.

INTERIM VALUE

We calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. The Interim Value on any such Business Day determines the value of that Index Account Option for withdrawals, Surrender, annuitization, the death benefit, and Performance Lock, and to pay fees and charges. Interim Value is calculated at the end of a Business Day.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option (that Business Day being the Performance Lock Date). However, if such a transaction is performed, it will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply.

An Interim Value adjustment may be positive, negative, or equal to zero. The application of a negative Interim Value adjustment will result in loss, which may be significant.

In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).

If you have multiple ongoing Crediting Periods for Index Account Options that end at different times, any of the transactions listed above will be based on an Interim Value for some or all of your Index Account Options. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.

The Interim Value for an Index Account Option will generally change each Business Day, and the change may be positive or negative compared to the last Business Day, even when the Index has increased in value. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for fees and charges, withdrawals, a Surrender, annuitization, and the death benefit. If you use the Performance Lock feature to lock-in an Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) that is lower than the amount you invested in that Index Account Option on the Crediting Period start date, you may be locking-in a loss.

An Interim Value is designed to be an estimated fair value for your investment in an Index Account Option prior to the end of the Crediting Period. The Interim Value for an Index Account Option is calculated using the following formula:

Index Base x (1 + Interim Value Index Credit Rate) – Accrued Credit Advantage Fees, if applicable

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Index Base. Your Index Base represents your allocation to the Index Account Option. On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option, in which case your Index Base is subject to an immediate proportionate reduction. See REDUCTION TO INDEX BASE below.

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Interim Value Index Credit Rate (Interim Value Adjustment). The Interim Value Index Credit Rate is an interim rate of return that may be positive, negative, or zero. We also refer to this interim rate of return as the “Interim Value adjustment.” We calculate this interim rate of return differently than the Index Credit Rate at the end of the Crediting Period, as described in EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.

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Accrued Credit Advantage Fees (Credit Advantage Only). If the Index Account Option is subject to a Credit Advantage Fee, Accrued Credit Advantage Fees are reflected in the Interim Value as a dollar-for-dollar reduction. See EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE. The accrual of Credit Advantage Fees does not result in a reduction to the Index Base, but will result in lower Interim Values.

For more information about the calculation of Interim Value, see EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT later in this prospectus, as well as ADDITIONAL INFORMATION ABOUT INTERIM VALUE ADJUSTMENTS in the Statement of Additional Information for detailed information and examples.

REDUCTION TO INDEX BASE

On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base for that Index Account Option will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, or any other withdrawal), before the end of the Crediting Period, in which case your Index Base will be subject to a proportionate reduction at that time. It is derived by reducing your Index Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar-for-dollar basis).

A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. All withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of a Crediting Period will trigger a reduction to your Index Base, even fees and charges that are periodically deducted from your Policy. A reduction to your Index Base may be greater than the amount withdrawn, or the fee or charge deducted. A reduction will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base). There is no way to increase your Index Base during a Crediting Period, and therefore no way to reverse or offset the negative impact of a reduction to your Index Base.

For example, assume that your Index Base on the first day of a Crediting Period for an Index Account is $10,000. Further, assume that there are no deductions as a result of fees, charges, or withdrawals from that Index Account until a given day before the end of the Crediting Period, on which day your Interim Value is $9,500 (before any deductions for fees, charges, or withdrawals) and a total of $475 in fees, charges, or withdrawals is deducted from that Index Account Option on that date. The $475 deduction would reduce your Interim Value to $9,025, representing a 5% reduction in your Interim Value (i.e., ($9,025 / $9,500) – 1 = 5%). As such, your Index Base would likewise be reduced by 5% from $10,000 to $9,500 (i.e., ($10,000 x (1 + -5%) = $9,500), a reduction to the Index Base of -$500. Please note that in this example, the reduction to the Index Base (-$500) was greater than the reduction in the Interim Value (-$475).

Continuing this example to the end of the Crediting Period, assume that there are no other deductions as a result of fees, charges, or withdrawals from that Index Account Option before the end of the Crediting Period:

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Assuming an Index Credit Rate of +10%, your Index Account Option Value would equal $10,450 (i.e., $9,500 x (1 + 10%) = $10,450). The Index Credit is +$950. In comparison, had your original Index Base of $10,000 not been subject to the reduction earlier in this example, the Index Account Option Value would have equaled $11,000 (i.e., $10,000 x (1 + 10%) = $11,000), and the Index Credit would have been +$1,000.

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Assuming an Index Credit Rate of -10%, your Index Account Option Value would equal $8,550 (i.e., $9,500 x (1 + -10%) = $8,550). The Index Credit is -$950. In comparison, had your original Index Base of $10,000 not been subject to the reduction earlier in this example, the Index Account Option Value would have equaled $9,000 (i.e., $10,000 x (1 + -10%) = $9,000), and the Index Credit would have been -$1,000.

If you select an Index Account Option subject to a Credit Advantage Fee, please note:

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Your Interim Values will reflect a dollar for dollar reduction equal to Accrued Credit Advantage Fees. The daily accrual of Accrued Credit Advantage Fees does not impact your Index Base (i.e., it does not trigger a reduction to your Index Base). However, Accrued Credit Advantage Fees will reduce value of the Index Account for withdrawals, Surrender, annuitization, and the death benefit and to pay fees and charges.

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If you select an Index Account Option subject to a Credit Advantage Fee and there is a deduction for a fee, charge, or withdrawal that triggers a reduction to your Index Base, the proportionate reduction to your Index Base will be based on what your Interim Value would have been on that date in the absence of Accrued Credit Advantage Fees. As a result of this special treatment, the daily accrual of Accrued Credit Advantage Fees will not have the effect of increasing the percentage by which we reduce your Index Base when a reduction occurs. This special treatment is limited solely to the application of reductions to the Index Base when you select an Index Account Option subject to a Credit Advantage Fee.

PERFORMANCE LOCK

On any Business Day between the first and last day the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.

If you exercise Performance Lock for an Index Account Option, your Interim Value for that Index Account Option (less any Remaining Credit Advantage Fees and any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account.

If you exercise Performance Lock, you will be locking-in an Interim Value (and that Interim Value will be reduced dollar for dollar by any Remaining Credit Advantage Fees and any other applicable charges). The Interim Value adjustment reflected in your locked-in Interim Value may be negative. A negative Interim Value adjustment may result in significant loss.

Amounts held in the Performance Lock Account will not participate in any Index performance (positive or negative). No Index Credit will be applied at the end of the Crediting Period of the Index Account Option for which you exercised Performance Lock. Depending on when you exercised Performance Lock, your investment might not participate in Index performance for up to one year.

For example, assume you invest $10,000 in an Index Account Option and you elect to exercise Performance Lock. If the Interim Value on the Performance Lock Date is $10,500 and there is $300 in Remaining Credit Advantage Fees and other applicable charges for that Index Account Option, we will transfer $10,200 to the Performance Lock Account, locking-in $200 of gain (before any future credited interest, fees or charges, or withdrawals applied to the Performance Lock Account). Conversely, if the Interim Value on the Performance Lock Date is $9,500 and there is $300 in Remaining Credit Advantage Fees and other fees, we will transfer $9,200 to the Performance Lock Account, locking-in an $800 loss (before any future credited interest, fees or charges, or withdrawals applied to the Performance Lock Account).

You may “manually” exercise Performance Lock by contacting us on any Business Day before the end of the Crediting Period, in which case we will lock-in the Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) next calculated after we receive your request in good order.

You may also exercise Performance Lock “automatically” based on a target gain that you provide us in advance. If you wish to enroll in this feature, you must provide us with instructions that identify a target gain percentage. After you enroll, Performance Lock will be automatically exercised if your Interim Value (after the deduction of any Remaining Credit Advantage Fees and any other applicable charges) is greater than your Index Base by a percentage at least equal to your target gain. For instance, if you instruct us to exercise Performance Lock on any Business Day that would lock-in at least a 5% gain, Performance Lock will be automatically exercised on any Business Day that the Interim Value (after the deduction of any Remaining Credit Advantage Fees and any other applicable charges) is at least 5% greater than your Index Base. In this example, if your Interim Value on a Business Day were at least 5% greater than your Index Base, but the deduction of any Remaining Credit Advantage Fees or other applicable charges would result in less than a 5% gain, Performance Lock would not be automatically exercised on that Business Day. You may cancel your target gain instructions at any time before Performance Lock is exercised.

If you submit instructions with your Policy application for Performance Lock to be automatically exercised for an Index Account Option, those instructions will apply to any portion of your initial premium payment allocated to that Index Account Option (including any portion of your initial premium payment that we receive after the Policy Date). Those instructions will not apply to any additional premium payment, any other Index Account Option, or any future Crediting Period. You must submit separate instructions to exercise Performance Lock automatically in those instances.

If you exercise Performance Lock manually, you won’t know the locked-in Interim Value in advance. The locked-in Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. If you exercise Performance Lock automatically, you will not know the locked-in Interim Value in advance, but the locked-in Interim Value (less the deduction of any Remaining Credit Advantage Fees and any other applicable charges) will be triggered by the target gain that you set in advance.

We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Performance Lock feature. You should consult with a financial professional prior to exercising Performance Lock.

On the Performance Lock Date, the amount transferred to the Performance Lock Account will equal the locked-in Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges). Thereafter, until the next Allocation Anniversary, that amount will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar for dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. We may change the current annual interest rate at any time at our discretion, subject to a guaranteed minimum effective annual interest rate of 0.25%. State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D: STATE VARIATIONS. You bear the risk that we will not credit interest at a rate greater than the guaranteed minimum effective annual interest rate. You may obtain the current annual interest rate online at https://www.transamerica.com/annuities/rila or upon request by contacting our Administrative Office or your financial intermediary. The Performance Lock Account is part of our Fixed Account. For any date on which a fee, charge, or withdrawal is deducted from the Performance Lock Account, daily interest will have been credited before the deduction of the fee, charge, or withdrawal.

Withdrawals from the Performance Lock Account are not subject to Interim Values or proportionate reductions to an Index Base, but are subject to the other risks associated with withdrawals or a Surrender, including applicable surrender charges and taxes and a 10% federal penalty tax if made before age 59 1/2.

The amount held in the Performance Lock Account will remain there until the next Allocation Anniversary unless earlier withdrawn or annuitized. On the next Allocation Anniversary, you may transfer the amount held in the Performance Lock Account to any Allocation Account that is available for investment. You could also withdraw such amount or annuitize the Policy, but it cannot remain in the Performance Lock Account. We must receive your instructions at least one Business Day before the next Allocation Anniversary. In the absence of instructions, the amount held in the Performance Lock Account will be automatically reinvested in the same Index Account Option for which your exercised Performance Lock. If that Index Account Option is no longer available for investment, such amount will be transferred to the Default Option. Currently, the Default Option is the Fixed Account Option.

Other information about Performance Lock:

•	Exercise of the Performance Lock feature is irrevocable.
•	The Performance Lock Account is an interest-bearing holding account under the Policy; it is not an investment option that you can select for investment.
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There is no limit on the number of times that you may exercise Performance Lock during the accumulation phase, but it may be exercised only once during any single Crediting Period for an Index Account Option.

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If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may provide separate manual or automatic Performance Lock instructions for any such Crediting Period.

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If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock for purposes of crediting interest; deducting fees, charges, and withdrawals; and transferring amounts from the Performance Lock Account on the next Allocation Anniversary.

You may obtain information about your current Interim Values, including the current value of an Interim Value adjustment, by contacting the Company at our Administrative Office. Please note that Interim Values and Interim Value adjustments fluctuate daily. The current values quoted to you may differ from the actual values that apply when Performance Lock is exercised.

MATURITY

We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period (or at least 21 days before the next Allocation Anniversary after exercising Performance Lock for an Index Account Option). Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock).

See SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT for information on how you may provide instructions on reallocating Policy Value at the end of a Crediting Period, as well as the default reallocation in the absence of such instructions.

SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT

When you are purchasing the Policy, coming to the end of a Crediting Period, making an additional premium payment, or coming to the next Allocation Anniversary after you exercise Performance Lock for an Index Account Option, you will have an opportunity to select from among the available Allocation Accounts for investment.

A list of the available Allocation Accounts is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY. The table does not include the current annual interest rate for the Fixed Account Option, or the current limits on Index gains for the Index Account Options, because they may change from one Crediting Period to the next, subject to applicable guaranteed minimums.

For instructions on how to obtain the current annual interest rate for the Fixed Account Option, see FIXED ACCOUNT OPTION. For instructions on how to obtain the current limits on Index gains for the Index Account Options, see INDEX ACCOUNT OPTIONS – LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE.

The following provides additional information about what to expect when selecting Allocation Accounts for investment:

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New Purchasers. If you are a new purchaser of the Policy, the rates in effect on the date that you sign the Policy application will apply to the premium accompanying your Policy application. We will also apply those same rates to any more premium we receive within 14 calendar days of your signature date (or 60 calendar days if the Policy is funded through an exchange, transfer, or rollover). Any premium we receive after that date will be considered an additional premium payment, and the rates in effect at the time of receipt in good order will apply. See “Additional Premium Payments” below.

For example, if you sign the Policy application on January 30, the current limits on Index gains as of that date will apply to the premium accompanying your Policy application. In addition, if we receive any more premium from you on or before February 13 (March 31 if the Policy is funded through an exchange, transfer, or rollover), the same rates will apply to that premium, even if the rates we are offering have otherwise changed since January 30. Any premium we receive after February 13 (or March 31 if the Policy is funded through an exchange, transfer, or rollover) will be considered to be an additional premium payment and different rates may apply.

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Additional Premium Payments. If you make an additional premium payment, the rates in effect as of the date we receive your additional premium payment in good order will apply. If your premium payment is accompanied by allocation instructions, we will allocate the premium payment to the Allocation Account(s) you selected based on those instructions. The allocation instructions accompanying your additional premium payment will not replace your standing allocation instructions unless you specifically instruct us otherwise.

If you make an additional premium payment and it is not accompanied by allocation instructions, we will process the additional premium payment based on your standing allocation instructions. If those standing allocation instructions are not in good order because they instruct us to allocate the premium payment (or a portion thereof) to an unavailable Allocation Account, we will process the additional premium payment as follows:

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For each Allocation Account in your standing allocation instructions, if that Allocation Account is available for investment, we will allocate the applicable percentage of your premium payment to that Allocation Account in accordance with your standing allocation instructions.

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For each Allocation Account in your standing allocation instructions, if that Allocation Account is not available for investment, we will attempt to contact you and your financial intermediary to request new instructions with respect to the applicable portion of your premium payment. We will make multiple attempts over a 30-day period. During this 30-day period, the applicable portion of your premium payment will be held in the Fixed Holding Account. If we do not receive new instructions in good order within 30 days, we will allocate that portion of your premium payment to the Default Option.

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End of a Crediting Period. If you are coming to the end of a Crediting Period, we will send you a Renewal Letter at least 21 days before the end of the Crediting Period. We must receive your instructions at least one Business Day before the end of the Crediting Period. In the absence of instructions, your Policy Value in the expiring Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period. If the expiring Allocation Account is no longer available for investment, your Policy Value in the expiring Allocation Account will be transferred to the Default Option.

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Next Allocation Anniversary After Exercising Performance Lock. If you exercised Performance Lock for an Index Account Option, on the next Allocation Anniversary, you may transfer the amount held in the Performance Lock Account to any Allocation Account that is available for investment. You could also withdraw such amount or annuitize the Policy, but it cannot remain in the Performance Lock Account. You must submit instructions to us at least one Business Day before the next Allocation Anniversary. In the absence of instructions, the amount held in the Performance Lock Account will be automatically reinvested in the same Index Account Option for which you exercised Performance Lock. If that Index Account Option is no longer available for investment, the amount held in the Performance Lock Account will be transferred to the Default Option. We will send you a Renewal Letter at least 21 days before the next Allocation Anniversary, provided that you exercised Performance Lock no later than 21 days of the next Allocation Anniversary. If you exercised

Performance Lock within 21 days of the next Allocation Anniversary, you will not receive a Renewal Letter.

Please note that we will not permit you to have more than 97 ongoing Crediting Periods at once.

When allocating an additional premium payment, or reinvesting or transferring Policy Value at the end of a Crediting Period, among the investment options that are generally available for investment, you may not invest in any Allocation Account that has a Crediting Period that extends beyond the last available Annuity Commencement Date. If there is no eligible Allocation Account, only the Default Option will be available to you for investment. The Annuity Commencement Date will never be later than the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law). See ANNUITY PAYMENTS (INCOME PHASE).

TRANSFERS

You may transfer Policy Value between Allocation Accounts only at certain times. You are permitted to transfer Policy Value from an Allocation Account in which you are currently invested only at the end of that Allocation Account’s Crediting Period. Policy Value transferred into an Allocation Account cannot be applied to an ongoing Crediting Period. This means that when you transfer Policy Value between Allocation Accounts, the transfer will start a new Crediting Period for the Allocation Account receiving the transfer.

DEFAULT OPTION

Under certain circumstances as described in this prospectus, your premium payment or Policy Value will be automatically allocated to the Fixed Account Option, which is currently the Default Option. We reserve the right to change the Default Option (including to an Index Account Option), but will not change the Default Option without first amending this prospectus.

Once a premium payment or Policy Value has been allocated to the Fixed Account Option by default, your investment in the Fixed Account Option is subject to the same terms and conditions as any other investment in the Fixed Account Option. You may not transfer Policy Value invested in the Fixed Account Option until the end of the Crediting Period. You may withdraw amounts invested in the Fixed Account Option at any time; however, you will be subject to applicable surrender charges and income taxes (including a 10% federal penalty tax if taken before age 591/2).

In each circumstance where Policy Value may be automatically allocated to the Default Option, we reserve the right to designate in an amendment to this prospectus a different Allocation Account to receive that Policy Value in lieu of the Default Option. We will not exercise this right without first amending this prospectus. For example, if we remove an Allocation Account from the Policy but add a new Allocation Account with substantially similar features, we may specify in an amendment to this prospectus that the new Allocation Account will replace the removed Allocation Account in Owners’ standing allocation instructions for additional premium payments, or that Policy Value will be automatically reinvested in the new Allocation Account rather than the Default Option at the end of a Crediting Period (or on the next Allocation Anniversary if Performance Lock has been exercised) in the absence of instructions.

EXPENSES AND ADJUSTMENTS

There are fees, charges, and adjustments associated with the Policy that may reduce the return on your investment.

SURRENDER CHARGES

During the accumulation phase, you can withdraw part (withdrawal) or all (Surrender) of your Policy’s cash value. Restrictions may apply to qualified Policies. When you take a withdrawal or Surrender, we may apply a surrender charge to compensate us for start-up expenses of the Policy relating to sales, including commissions to registered representatives and other promotional expenses.

Surrender charges, if any, apply to each premium payment, regardless of how Policy Value is allocated among the Allocation Accounts. The surrender charge decreases based on the number of years since the premium payment was made, as reflected in the table below.

Surrender Charge

(as a percentage of premium withdrawn or Surrendered)

Number of Years Since Premium Payment Date	Surrender Charge
Year 0-1	8%
Year 1-2	8%
Year 2-3	7%
Year 3-4	6%
Year 4-5	5%
Year 5-6	4%
Year 6+	0%

Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year as described below. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2)  earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount.

For example, assume your premium payments total $100,000 and your Policy Value is $106,000 at the beginning of the second Policy Year, and you request a withdrawal of $30,000. Since that amount is more than your surrender charge-free amount ($100,000 * 10% = $10,000 is greater than the $6,000 in earnings and all premiums are currently subject to surrender charge), you would pay a surrender charge of $1,600 on the remaining $20,000 (i.e., 8% x ($30,000 – $10,000) = $1,600). Likewise, assume your Policy Value is $80,000 (total premium payments total $100,000) at the beginning of the second Policy Year and you Surrender your Policy. Since you have no earnings due to your Policy Value decreasing and all premiums are currently subject to surrender charge, your surrender charge-free amount would be $10,000 and you would pay a surrender charge of $7,200 (i.e., 8% x ($100,000 – ($10,000) = $7,200).

For surrender charge purposes, earnings are considered to be withdrawn first, then the oldest premium is considered to be withdrawn next. There is no surrender charge on the withdrawal of earnings or premium payments that are no longer subject to surrender chargers. However, withdrawals of these amounts will count towards your surrender charge-free amount when withdrawn. This means that withdrawing such amounts will reduce (possibly to zero) your surrender charge-free amount for a Policy Year.

Keep in mind that withdrawals may be taxable and, if taken before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals from non-qualified Policies are considered to come from taxable earnings first.

See SURRENDER CHARGE WAIVERS for information about the Policy’s surrender charge waivers. Please note that any amounts withdrawn pursuant to a surrender charge waiver will count against the surrender charge-free amount for a Policy Year.

We may elect to reduce or eliminate the amount of the surrender charge when the Policy is sold under circumstances which reduce our sales or other expenses, or when required by regulation or regulatory authority.

Surrender charges do not apply to payment of the death benefit payable upon the death of the Annuitant (where the death benefit is equal to either Policy Value or, if the GMDB rider is in effect, the guaranteed minimum death benefit). Surrender charges do apply to payment of the death benefit payable upon the death of an Owner who is not also the Annuitant (where the death benefit is equal to the Policy’s cash value). Surrender charges do not apply upon annuitization.

INTERIM VALUE ADJUSTMENT

As previously discussed under INDEX ACCOUNT OPTIONS – INTERIM VALUE, we calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. Interim Values reflect an interim rate of return, also referred to as the “Interim Value adjustment” or “Interim Value Index Credit Rate.” An Interim Value adjustment may be positive, negative, or equal to zero.

The application of a negative Interim Value adjustment will result in loss. A negative Interim Value adjustment will reduce the Policy Value, Policy cash value, and the death benefit, perhaps significantly. The negative impacts to your Policy could be greater than the amount withdrawn or otherwise removed from an Index Account Option. Any losses you incur will be greater if you also incur a surrender charge, taxes, or tax penalties. There are no circumstances under with an Interim Value adjustment will be waived.

In extreme circumstances, you could lose up to 100% of your investment in an Index Account Option due to a negative Interim Value adjustment.

On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option (that Business Day being the Performance Lock Date). However, if such a transaction is performed, it will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply.

An Interim Value adjustment – or the Interim Value Index Credit Rate – is calculated differently than the Index Credit Rate at the end of a Crediting Period. Interim Value adjustments are not directly tied to the performance of the Index for an Index Account Option, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period.

Any fees or charges applicable to an Interim Value transaction will be applied after the Interim Value adjustment. Any applicable surrender charge, special service fee, or GMDB rider fee will not be reflected in the Interim Value(s). They will be deducted from the Interim Value(s) on a dollar-for-dollar basis. Any Accrued Credit Advantage Fees for an Index Account Option will already be reflected in the Interim Value as a dollar-for-dollar reduction. Your Policy cash value will reflect your Interim Values and all applicable fees and charges.

In addition to an Interim Value adjustment and applicable fees and charges, all withdrawals taken, and fees and charges deducted, from Interim Value will trigger an immediate proportionate reduction to your Index Base. A reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. A reduction to your Index Base will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base). See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.

An Interim Value adjustment is not a fee or charge that is provided in consideration for any specific Policy feature. Interim Value adjustments are related to the value of the derivative and fixed income instruments that we may hold in support of our financial obligations under the Policy. Interim Value adjustments shift risk from us to Owners, protecting us from losses when amounts are withdrawn or otherwise removed from an Index Account Option prior to end of a Crediting Period.

Interim Value adjustments are calculated pursuant to a formula and may be affected by numerous factors such as Index performance; market volatility (based on availability of calculation data); interest rates; the likelihood, and magnitude of, a positive or negative Index Credit Rate at the end of the Crediting Period; the length of time remaining in the Crediting Period; and the risk of loss and the possibility of gain at the end of the Crediting Period. In addition, if a premium payment allocated to an Index Account Option is still within its six-year surrender charge period, then in addition to applicable surrender charges, the Interim Value adjustment also reflects a market value adjustment based on changes in interest rates. The impact of this additional adjustment on Interim Value is at its greatest on the first day of the surrender charge period.

You may obtain information about your current Interim Values, including the current value of an Interim Value adjustment, by contacting the Company at our Administrative Office. Please note that Interim Values and Interim Value adjustments fluctuate daily. The current values quoted to you may differ from the actual values that apply when an Interim Value transaction is performed.

SERVICE CHARGE

We will deduct a service charge from your Policy on each Policy Anniversary prior to the Annuity Commencement Date and when you Surrender the Policy. Each time we deduct this charge, it will not exceed 2% (as a percentage of your Policy Value, before the deduction of any fees or charges on that date) or a maximum of $50, whichever is less. We reserve the right to waive this charge for any reason, but we guarantee that we will waive the charge if your Policy Value, or if your total premium payments minus prior withdrawals, on that date is at least equal to the minimum amount specified in your Policy.

For example, assume your Policy Value is $100,000 on a Policy Anniversary prior to the Annuity Commencement Date. Because 2% of your Policy Value on that Policy Anniversary (i.e., $2,000) is more than the maximum service charge of $50, the service charge on that Policy Anniversary would be limited to $50.

When assessed, this charge will be allocated among all of your Allocation Accounts and the Performance Lock Account in the same proportion to how your Policy Value in those Accounts is allocated at that time and will be deducted on a dollar for dollar basis. If the charge is deducted before the end of a Crediting Period for an Index Account Option, the deduction will be based on Interim Value. An Interim Value adjustment will apply, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss. The loss could be significant and perhaps greater than the amount of the service charge.

This charge will not be deducted from the Fixed Holding Account unless all other Accounts have been exhausted of value.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE

The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge. If you elected the optional GMDB rider, the applicable fee depends on the Annuitant’s age on the date that you signed the application for the Policy, as set forth in the following table:

Policy Applications Signed Before May 1, 2024

Age of Annuitant	Fee Percentage
0-50	0.05%
51-70	0.15%
71-80	0.50%

For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit that may be elected for an additional charge, as reflected in the following table:

Policy Applications Signed On or After May 1, 2024

Age of Annuitant	Fee Percentage
0-70	0.00% (No Charge)
71-80	0.50%

If your Policy includes a GMDB rider that is subject to an additional fee:

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Before electing the rider, you should consider that each time the GMDB fee is deducted from an Index Account Option before the end of the Crediting Period – and the GMDB fee is deducted quarterly – the deduction will be based on Interim Value. An Interim Value adjustment will apply, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss. The loss could be significant and perhaps greater than the amount of the fee.

•	The fee percentage applicable to your rider will not change for the life of your rider.
•

The fee is charged as a percentage of your GMDB Benefit Base, which equals the guaranteed minimum death benefit under the rider (including any increases for additional premium payments and proportionate reductions for withdrawals).

•

The additional fee will be calculated and deducted quarterly, on the same day of the month as the rider effective date. If that day does not exist for a given month, the first calendar day of the following month will be used. The quarterly fee is calculated by multiplying the GMDB Benefit Base by the GMDB rider fee percentage and dividing that amount by four. For example, assume your annualized fee percentage for the GMDB rider is 0.50%, and at the end of a quarterly period prior to the Annuity Commencement Date, your GMDB Benefit base is $100,000. On that date, your GMDB rider fee would be $125 (i.e., $100,000 x 0.50% / 4 = $125).

•

The fee will be deducted on a pro-rated basis (based on the number of days that have elapsed since the end of the last Policy Quarter) if the rider is terminated. However, the pro-rated charge will not be deducted upon termination due to death.

•

When assessed, the fee will be allocated among all of your Allocation Accounts and the Performance Lock Account in the same proportion to how your Policy Value in those Accounts is allocated at that time and will be deducted on a dollar for dollar basis. This charge will not be deducted from the Fixed Holding Account unless all other Accounts have been exhausted of value.

Under limited circumstances, the GMDB rider may be re-elected after termination of the rider, following the death of the Owner or Annuitant, provided that we are still offering the GMDB rider and subject to any age eligibility requirements that we are imposing on new GMDB rider elections. If you re-elect the GMDB rider, the re-elected rider will be subject to the annualized fee percentages we are offering at the time of re-election. The applicable fee, if any, may depend on the age of the Annuitant at the time the re-election request is received in good order. The annualized fee percentage will not exceed 2.00%. If the GMDB rider can be re-elected under an eligible Policy for no additional charge, the rider will be automatically re-elected. Otherwise, re-election under an eligible Policy will be optional.

See DEATH BENEFIT for information about how the guaranteed minimum death benefit is calculated.

CREDIT ADVANTAGE FEE

If you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage,” you will pay an additional fee for the increased upside potential associated with that Index Account Option. The fee percentage is annualized, which generally means that even if two Index Account Options are subject to the same fee percentage but the lengths of their Crediting Periods differ, you will pay more if you select the Index Account Option with the longer Crediting Period.

The annualized fee percentage is the percentage of your Policy Value allocated to that Index Account Option on the first day of the Crediting Period. Each available Index Account Option with a Credit Advantage Growth Opportunity Type has an annualized fee percentage of 1.25%. The annualized fee percentage for an Index Account Option with a Credit Advantage Growth Opportunity Type as shown in this prospectus will not change for the life of the Policy. The dollar amount of the Credit Advantage Fee is calculated at the beginning of the Crediting Period. The fee amount will equal the dollar amount allocated to the Index Account Option on the first day of the Crediting Period, multiplied by the Credit Advantage Fee percentage, multiplied by the length of the Crediting Period (in years). For example, assume you invest $100,000 in an Index Account Option with a Credit Advantage Cap, a 6 year Crediting Period, and Credit Advantage Fee of 1.25% (annualized). Based on these assumptions, you would be subject to a total Credit Advantage Fee of $7,500 for that Crediting Period (i.e., ($100,000 x 1.25%) x 6 = $7,500). If the Crediting Period were instead only 1 year, you would be subject to a total Credit Advantage Fee of $1,250 (i.e., ($100,000 x 1.25%) x 1 = $1,250).

The Credit Advantage Fee is not assessed at the beginning of the Crediting Period. The Credit Advantage Fee is assessed at the end of the Crediting Period or, in certain circumstances, before the end of the Crediting Period as explained further below. Before the end of the Crediting Period, your Interim Values will reflect reductions for Accrued Credit Advantage Fees. Accrued Credit Advantage Fees accrue on a daily basis, each day by a dollar amount equal to the Remaining Crediting Advantage Fees less the Accrued Credit Advantage Fees, divided by the total number of days remaining in the Crediting Period. The accrual of Accrued Credit Advantage Fees against Interim Value does not impact your Index Base (i.e., it does not trigger proportionate reductions to your Index Base) but will reduce the value of the Index Account for withdrawals, Surrender, annuitization, and the death benefit and to pay fees and charges. See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE for additional information.

If you invest in an Index Account Option subject to a Credit Advantage Fee, the Credit Advantage Fee will be assessed as follows:

1.

If you do not take a withdrawal or Surrender from the Index Account Option prior to the end of the Crediting Period, and you do not exercise the Performance Lock feature, the full Credit Advantage Fee amount will be deducted from your Index Account Option Value at the end of the Crediting Period on a dollar for dollar basis. The Credit Advantage Fee would be in addition to any other fees or charges assessed at the end of the Crediting Period.

2.

If you take a full withdrawal from the Index Account Option or a Surrender prior to the end of the Crediting Period, the Remaining Credit Advantage Fees will be deducted from the amount payable from that Index Account Option on a dollar for dollar basis. Please note that any Accrued Credit Advantage Fees would already be reflected in your Interim Value. The Credit Advantage Fee would be in addition to any other fees or charges applicable to the withdrawal or Surrender.

3.

If you take a partial withdrawal from the Index Account Option prior to the end of the Crediting Period, a portion of the Credit Advantage Fee will be assessed. The total deduction from Interim Value will equal (a) + (b) + (c), where:

(a) = the amount of the requested withdrawal from the Index Account Option.

(b) = the Credit Advantage Fee assessed, less Accrued Credit Advantage Fees. Please note:

•

The Credit Advantage Fee assessed will equal: Remaining Credit Advantage Fees x (amount withdrawn / Interim Value). Remaining Credit Advantage Fees and Interim Value in this calculation are those values immediately prior to the withdrawal.

•	If the Credit Advantage Fee assessed is less than or equal to Accrued Credit Advantage Fees as of the date of the withdrawal, (b) in this formula will equal $0.
•

If the Credit Advantage Fee assessed is greater than Accrued Credit Advantage Fees as of the date of the withdrawal,( b) in this formula will equal the difference between the Credit Advantage Fee assessed and Accrued Credit Advantage Fees.

•

After the withdrawal, the next calculated Interim Value will reflect a reduction in Accrued Credit Advantage Fees. Accrued Credit Advantage Fees will be reduced by the Credit Advantage Fee assessed on the withdrawal. Accrued Credit Advantage Fees will not be reduced below $0.

(c) = Any other fees or charges applicable to the withdrawal.

4.

If you exercise Performance Lock, the “locked-in” Interim Value (which will already reflect Accrued Credit Advantage Fees) will be reduced dollar for dollar by the Remaining Credit Advantage Fees and any other applicable fees or charges.

5.

If a death benefit becomes payable, Remaining Credit Advantage Fees as of the date we receive due proof of death will be waived. If the death benefit is based on Interim Value, any Accrued Credit Advantage Fees reflected in the Interim Value and will not be waived.

In no event will the Credit Advantage Fee amount paid for an Index Account Option for a single Crediting Period exceed the total Credit Advantage Fee amount calculated at the beginning of the Crediting Period.

SPECIAL SERVICE FEES

We may deduct a charge for the following special services: overnight delivery, duplicate policies, non-sufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies. The fees charged for any such service will vary, but will not exceed $50 per service. We will not deduct the charge from your Policy. We will require you to pay by credit card or other accepted method when you request the service. If the service involves the issuance of a check to you, we may allow you to deduct the charge from the final check.

REDUCED FEES AND CHARGES

We may, at our discretion, reduce or eliminate certain fees and charges for certain Policies (including employer-sponsored savings plans), which may result in decreased costs and expenses.

ORDERING OF FEES AND CHARGES

At the end of the Crediting Period for an Index Account Option, fees and charges are applied after the Index Credit. Likewise, before the end of a Crediting Period for an Index Account Option, gains and losses resulting from Interim Value adjustments are applied before fees and charges. For the Fixed Account Option, the Performance Lock Account, or the Fixed Holding Account, fees and charges are applied after daily interest.

If multiple fees or charges are applied to an Account on the same day, they will be applied in the following order: (1) GMDB rider fee; (2) Credit Advantage Fee when Performance Lock is exercised; (3) Credit Advantage Fee at the end of a Crediting Period; (4) Credit Advantage Fee when a withdrawal is taken before the end of a Crediting Period; (5) service charge.

PREMIUM TAXES

A deduction is also made for premium taxes, if any, imposed on us by a state, municipality, or other government agency. We will, at our discretion, deduct the tax, currently ranging from 0% to 3.5%, from the Policy Value when you begin receiving annuity payments, you Surrender the Policy, or death proceeds are paid. We may decide to deduct the tax at the time that you make a premium payment or when due to the applicable taxing authority.

FEDERAL, STATE, AND LOCAL TAXES

We may in the future deduct charges from the Policy for any taxes we incur because of the Policy. However, no deductions are being made at the present time.

ACCESS TO YOUR MONEY

During the accumulation phase, you have access to the money in your Policy by taking a withdrawal or Surrender. You may also take automatic withdrawals by electing the systematic payout option. You may also authorize your financial

Remember:

•	A Surrender will terminate the Policy and all its benefits, including the death benefit.
•	Charges may be deducted when you take a withdrawal or Surrender, including surrender charges. These charges may be significant. See EXPENSES AND ADJUSTMENTS.
•

Any type of withdrawal or a Surrender taken before the end of a Crediting Period for an Index Account Option will be processed based on an Interim Value for that Index Account Option. An Interim Value adjustment will apply, which may be negative. See INDEX ACCOUNT OPTIONS – INTERIM VALUE and EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.

•

Any type of withdrawal taken before the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base for that Index Account Option, which may reduce your gains or contribute to losses at the end of the Crediting Period and will reduce Interim Values for the remainder of the Crediting Period. A proportionate reduction to your Index Base may be greater than the amount withdrawn. See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.

•

Income taxes, federal tax penalties, and certain restrictions may apply to a withdrawal or Surrender. A withdrawal or Surrender may be taxable, and if taken before age 59 1/2, may be subject to a 10% federal penalty tax. See TAX INFORMATION – Taxation of Surrenders and Withdrawals.

•

Any type of withdrawal you take will reduce the Policy Value (because you are taking money out of your Policy) and the amount of the death benefit, including the guaranteed minimum death benefit (perhaps significantly) if the GMDB rider is in effect. The guaranteed minimum death benefit will be reduced in the same proportion that the gross withdrawal reduces your Policy Value, and this reduction may be more than the dollar amount withdrawn. See POLICY VALUE AND CASH VALUE and DEATH BENEFIT.

•

Automatic withdrawals under the systematic payout option (see SYSTEMATIC PAYOUT OPTION below), and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals, including applicable surrender charges, Interim Value adjustments, and income taxes and tax penalties and proportionate reductions to the death benefit and Index Base(s).

You should fully understand the risks associated with any withdrawal or Surrender before you purchase the Policy and before you decide to take a withdrawal or Surrender. You should consult with your financial and tax professionals before you take a withdrawal or Surrender.

During the income phase, you will receive annuity payments under the fixed income option you select. You may not take any withdrawals or Surrender the Policy. The Policy has no cash value during the income phase.

SURRENDERS AND WITHDRAWALS

During the accumulation phase, you may withdraw all (Surrender) or a portion (withdrawal) of your Policy’s cash value. Your cash value is equal to the Policy Value less any surrender charges, if applicable. If you request a Surrender, you will receive the Policy’s cash value. If your cash value is lower than the Minimum Required Cash Value upon Surrender, you will receive the Minimum Required Cash Value.

If you request a withdrawal, the minimum withdrawal is $500, with the exception of automatic withdrawals and minimum required distributions. When requesting a withdrawal:

•

You may instruct us that the withdrawal is to be taken from one or more of your Index Account Options, your Fixed Account Option, and/or the Performance Lock Account. You cannot instruct us to take a withdrawal from the Fixed Holding Account until all of your Allocation Accounts and the Performance Lock Account have been exhausted of value.

•

In the absence of instructions, the withdrawal will be taken from each Account in proportion to the portion of Policy Value in each Account, excluding the Fixed Holding Account until all other Accounts have been exhausted of value.

•

If you have multiple ongoing Crediting Periods for the same Allocation Account, any withdrawal from that Allocation Account will always be taken pro-rata from all of the Crediting Periods. You could instruct us not to take the withdrawal from that Allocation Account, but you could not instruct us to take the withdrawal from only one or some of those Crediting Periods.

•

If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock. However, any withdrawal from the Performance Lock Account will always be taken pro-rata from those distinct amounts. You could instruct us not to take the withdrawal from the Performance Lock Account, but you could not instruct us to take the withdrawal from amounts only attributable to a specific exercise of Performance Lock.

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Please note that Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount.

We must receive your withdrawal or Surrender request, in good order, before the Annuity Commencement Date. Withdrawals and Surrenders will normally be effective as of the end of the Business Day the request is received in good order. If we receive a request before the end of a Crediting Period, and the request does not specify a withdrawal or Surrender date, we will process the withdrawal or Surrender as of the date received, which could be before the end of the Crediting Period. We encourage you to specify a withdrawal or Surrender date with your request when you intend to take a withdrawal or Surrender at the end of a Crediting Period.

Payment of withdrawal or Surrender proceeds will generally occur within seven days from the date we receive in good order all required information. See OTHER INFORMATION – Timing of Payments for information about when payments may be deferred.

GROSS AND NET WITHDRAWALS

You may request withdrawals in either a gross or a net amount. In the absence of instructions, the withdrawal will be taken on a gross basis. The gross withdrawal is the total amount which will be deducted from your Policy Value as a result of the withdrawal, including any applicable surrender charges and any other fees and charges, while the net withdrawal is the amount you actually receive (exclusive of any tax withholdings). The gross withdrawal may be more than your requested withdrawal amount, if requested on a net basis, depending on whether surrender charges and any other fees and charges apply at the time of the withdrawal.

The gross withdrawal equals the net withdrawal plus the surrender charge and any other fees and charges on the excess withdrawal amount.

The excess withdrawal amount is the portion of the requested withdrawal or Surrender that is subject to surrender charges (that is, the portion which is in excess of the surrender charge-free portion). For example, if the requested withdrawal or Surrender amount is $1,000, and the surrender charge-free amount is $200, then the excess withdrawal that is subject to surrender charge would be $800.

•

If you request that the withdrawal be taken on a gross basis, you may not receive the withdrawal amount requested. Any surrender charges and any other fees and charges that apply to the withdrawal will be deducted from the amount you receive. As such, your Policy Value will be reduced by the withdrawal amount you requested, but you may receive less than that amount.

Assuming you request a gross withdrawal of $5,000, with no surrender charge-free amount and a 7% surrender charge, your Policy

Value will be reduced by $5,000 and you will receive a net amount equal to $4,650 (i.e., $5,000 – ($5,000 x 7%) = $4,650).

•

If you request that the withdrawal be taken on a net basis, you will receive the withdrawal amount requested (exclusive of any tax withholdings). However, any fees and charges that apply at the time of the withdrawal, including surrender charges, will also be deducted from your Policy Value. As such, your Policy Value may be reduced by an amount greater than the amount you receive. Assuming you request a net withdrawal of $5,000, with no surrender charge-free amount and a 7% surrender charge, your Policy Value will be reduced by $5,376.64 (i.e., $5,000 / (1 – 7%) = $5,376.34) and you will receive a net amount equal to $5,000.

SURRENDER CHARGE WAIVERS

This section describes the surrender charge waivers that are available under the Policy. Please note that any amounts withdrawn or Surrendered under any of these surrender charge waivers will count against the surrender charge-free amount for a Policy Year. Withdrawals taken under a surrender charge waiver are still subject to the same risks as any other withdrawals, including the risks listed at the beginning of this section (except surrender charges) and described further in the cross-referenced sections.

Minimum Required Distributions

For tax-qualified plans and policies, withdrawals taken to satisfy minimum required distribution requirements under Section 401(a)(9) of the Internal Revenue Code (IRC) are available with no surrender charges. The amount available from this Policy with respect to the minimum required distribution is based solely on this Policy.

Any amount requested in excess of the IRC minimum required distribution will have the appropriate surrender charges applied, unless the excess distribution qualifies as surrender charge-free under any additional options provided (e.g., the surrender charge-free amount).

Nursing Care and Terminal Condition Waiver

No surrender charges will apply if you take a withdrawal ($1,000 minimum), under certain circumstances, because you or your spouse has been:

•	Confined in a hospital or nursing facility for 30 days in a row after the Policy Date; or
•	Diagnosed with a terminal condition after the Policy Date (usually a life expectancy of 12 months or less).

For a waiver due to a condition related to confinement in a hospital or nursing facility, we must receive each withdrawal request (and proof of eligibility with each request) no later than 90 days following the date that confinement has ceased, unless it can be shown that it was not reasonably possible to provide the notice and proof within the above time period and that the notice and proof were given as soon as reasonably possible. However, in no event shall the notice and proof be provided later than one year following the date that confinement has ceased.

For a waiver related to a terminal condition, proof of eligibility is required only with the initial withdrawal request and must be furnished by the attending physician. We must receive a new request for each withdrawal under this waiver. Each withdrawal request must be received no later than one year following diagnosis of the terminal condition.

You may exercise this benefit at any time during the accumulation phase. This benefit is also available to the Annuitant or Annuitant’s spouse if the Owner is not a natural person. There is no restriction on the maximum amount you may withdraw under this benefit. There is no charge for this benefit.

This benefit is not intended to provide long-term care or nursing home insurance. This benefit is not available if the Owner or Owner’s spouse (Annuitant or Annuitant’s spouse, if the Owner is a non-natural person) has been admitted to a hospital on the Policy Date or already resides in a nursing facility on the Policy Date.

The Nursing Care and Terminal Condition Waiver may vary for certain Policies and may not be available for all Policies, in all states, or at all times. See APPENDIX D: STATE VARIATIONS.

Unemployment Waiver

No surrender charges will apply if you take a withdrawal ($1,000 minimum), under certain circumstances, after you or your spouse become unemployed due to:

•	Involuntary termination of employment; or
•	Involuntary lay off.

In order to qualify, you (or your spouse, whichever is applicable) must have been:

•	Employed full time for at least two years prior to becoming unemployed;
•	Employed full time on the Policy Date;
•	Unemployed for at least 60 days in a row at the time of withdrawal;
•	Must have a minimum cash value at the time of withdrawal of $5,000; and
•	You (or your spouse) must be receiving unemployment benefits.

You must provide written proof from your state’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal. The determination letter must be received by us no later than 90 days following the date of the withdrawal request.

You may use this benefit at any time during the accumulation phase and for so long as you meet the criteria specified above. This benefit is also available to the Annuitant or Annuitant’s spouse if the Owner is not a natural person. There is no restriction on the maximum amount you may withdraw under this benefit. There is no charge for this benefit.

The Unemployment Waiver may vary for certain Policies and may not be available for all Policies, in all states, or at all times. See APPENDIX D: STATE VARIATIONS.

SYSTEMATIC PAYOUT OPTION

You can select at any time during the accumulation phase to receive regular automatic withdrawals from your Policy by using the systematic payout option.

Automatic withdrawals can be taken monthly, quarterly, semi-annually, or annually. Each withdrawal must be at least $50. Monthly and quarterly automatic withdrawals must generally be taken by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.

You may stop automatic withdrawals at any time with a 30 day Written Notice sent to our Administrative Office.

INVOLUNTARY CASHOUT

If your Policy Value is below $2,000, and there have been no premium payments made to the Policy within the last two Policy Years, we reserve the right to terminate the Policy and pay the Policy Value (an “Involuntary Cashout”). If the Policy Value is lower than the Minimum Required Cash Value, you will receive the Minimum Required Cash Value.

If the Guaranteed Minimum Death Benefit (GMDB) rider is in effect, we will not invoke the Involuntary Cashout provision if the GMDB rider is in-force and has a death benefit amount of $2,000 or greater. If the Involuntary Cashout provision is invoked when the death benefit amount under the GMDB rider is less than $2,000, we will pay the greater of the amount described in the paragraph immediately above or the death benefit amount.

SIGNATURE GUARANTEE

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any withdrawal or Surrender over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for the Owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•

Any withdrawal or Surrender when we have been directed to send proceeds to a different personal address from the address of record for that Owner. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
•	Any withdrawal or Surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity; or
•	Any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

BENEFITS AVAILABLE UNDER THE POLICY

The following table summarizes information about the benefits available under the Policy.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Credit Advantage	Provides increased upside potential based on the current limit on Index gains we declare for a designated Index Account Option.	Standard	1.25% (as an annualized percentage of Policy Value allocated to the Index Account Option on first day of Crediting Period)

•   Only available with select Index Account Options.

•   Additional fee applies only if you select an Index Account Option with a Growth Opportunity Type designated as Credit Advantage.

•   Additional fee will increase losses or decrease gains.

•   No guarantee that the increased upside potential will result in gains at least equal to the additional fee or any gains at all.

•   No guarantee that the Index Account Option will outperform an Index Account Option without Credit Advantage.

Performance Lock	Allows you to lock-in an Interim Value for an Index Account Option prior to the end of a Crediting Period.	Standard	No Charge

•   An Interim Value adjustment will apply, which may be negative.

•   The Downside Protection Type will not apply. Losses could be significant.

•   You will not know the locked-in Interim Value in advance..

•   Exercise is irrevocable.

•   We will not provide advice, notification, or warning regarding exercise.

•   Locked-in amount is transferred to the Performance Lock Account, where it remains until the next Allocation Anniversary unless earlier withdrawn or annuitized.

•   Amounts in the Performance Lock Account do not participate in Index performance. No Index Credit will be applied after exercise.

Policy Value / Cash Value Death Benefit	Upon the death of the Annuitant, pays a death benefit equal to Policy Value. Upon the death of the Owner (who is not also the Annuitant), pays a death benefit equal to Policy cash value.	Standard	No Charge	• Terminates upon Annuitization. • Benefit may be significantly reduced by withdrawal. • Benefit may be subject to an Interim Value adjustment, which may be negative.
Guaranteed Minimum Death Benefit Rider	Provides for a guaranteed minimum death benefit equal to total premium payments, reduced proportionately for withdrawals, payable upon death of the Annuitant. Upon the death of the Owner (who is not also the Annuitant), pays a death benefit equal to Policy cash value.	Standard or Optional	If Standard: No Charge If Optional: 0.50% (as an annualized percentage of the GMDB Benefit Base)

•   Available only at Policy purchase and, under limited circumstances, may be re-elected after death.

•   Annuitant must be younger than age 81 to elect.

•   For Policy applications signed on or after May 1, 2024:

¡  If the Annuitant is younger than age 71, rider is a standard benefit automatically added for no additional charge.

¡  If the Annuitant is age 71 to 80, rider is an optional benefit subject to an additional charge.

•   For Policy applications signed before May 1, 2024, rider is an optional benefit subject to an additional charge.

•   Terminates upon Annuitization.

•   Withdrawals may reduce the benefit by more than

the value withdrawn. • Benefit may be subject to an Interim Value adjustment, which may be negative.
Surrender Charge-Free Amount	An amount that may be withdrawn each Policy Year without incurring surrender charges.	Standard	No Charge

•   Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and proportionate reductions to the death benefit and Index Bases.

•   Unused surrendercharge-free amounts not available in future Policy Years.

RMD Surrender Charge Waiver	Waives surrender charges on withdrawals taken to satisfy required minimum distributions.	Standard	No Charge	• RMD amount based solely on the Policy. • Withdrawals may be subject to negative Interim Value adjustments, taxes, and proportionate reductions to the death benefit and Index Bases.
Nursing Care and Terminal Condition Waiver	Waives surrender charges if you or your spouse are confined to a nursing home or have terminal illness.	Standard	No Charge

•   Withdrawals under waiver are subject to a $1,000 minimum.

•   Qualifying conditions related to nursing home stay and terminal illness apply.

•   Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and proportionate reductions to the death benefit and Index Bases.

•   May not be available in all states.

Unemployment Waiver	Waives surrender charges if you or your spouse become unemployed due to involuntary job termination or lay-off.	Standard	No Charge	• Withdrawals under waiver are subject to a $1,000 minimum. • Qualifying conditions related to job termination and job history apply.

•   Must be unemployed for a certain period of time prior to taking withdrawal, be receiving unemployment benefits, and have $5,000 minimum in Cash Value.

•   Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and proportionate reductions to the death benefit and Index Bases.

•   May not be available in all states.

Systematic Payout Option	Allows you to take regular automatic withdrawals from the Policy.	Standard	No Charge

•   Available only during the accumulation phase.

•   Withdrawals may be taken monthly, quarterly, semi-annually, or annually.

•   Withdrawals subject to a $50 minimum.

•   Withdrawals may be subject to surrender charges, negative Interim Value adjustments, taxes, tax penalties, and proportionate reductions to the death benefit and Index Bases

DEATH BENEFIT

The Policy includes a death benefit that will become payable to the named beneficiary or beneficiaries under certain circumstances as described in this section. The death benefit may become payable only during the accumulation phase of the Policy.

GENERAL

The Policy has either (a) a guaranteed minimum death benefit under the GMDB rider or (b) a Policy Value / cash value death benefit. If your Policy does not include the GMDB rider, the Policy Value / cash value death benefit will apply to your Policy. Once your Policy is issued, your death benefit cannot be changed.

The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

The following summarizes the death benefit that may be payable under the Policy:

•

Guaranteed Minimum Death Benefit (GMDB Rider). The GMDB rider provides for a guaranteed minimum death benefit. The guaranteed minimum death benefit under the GMDB rider is payable only upon the death of the Annuitant during the accumulation phase. This means:

¡

If the Annuitant and the Owner under the Policy are the same person, then upon the death of such person during the accumulation phase, the death benefit will be the greater of the guaranteed minimum death benefit and the Policy Value.

¡	If the Annuitant and Owner under the Policy are not the same person:
¡	Upon the death of the Annuitant during the accumulation phase, the death benefit will equal the greater of the guaranteed minimum death benefit and the Policy Value.
¡

If the Owner pre-deceases the Annuitant during the accumulation phase, the death benefit will equal the Policy’s cash value (i.e., the Policy Value less any applicable surrender charges). The guaranteed minimum death benefit would not be payable.

•

Policy Value / Cash Value Death Benefit. If the Policy Value / cash value death benefit applies to your Policy, the amount payable differs depending on whether the Annuitant and Owner under the Policy are the same person.

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If the Annuitant and the Owner are the same person, then upon the death of such person during the accumulation phase, the death benefit will equal the Policy Value (i.e., the total value of your investment in the Accounts, with no deduction for any surrender charges).

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If the Annuitant and the Owner are not the same person, the amount payable under the death benefit will depend on whether the deceased is the Annuitant or the Owner. Upon the death of the Annuitant, the death benefit will equal the Policy Value. Upon the death of the Owner, the death benefit will equal the Policy’s cash value (i.e., the Policy Value less any applicable surrender charges).

The following table reflects the death benefit that may be payable under the Policy as described above.

	GMDB Rider Death Benefit – Owner & Annuitant are Same Person	GMDB Rider Death Benefit – Owner & Annuitant are Different People	Policy Value / Cash Value Death Benefit – Owner & Annuitant are Same Person	Policy Value / Cash Value Death Benefit – Owner & Annuitant are Different People
Owner Dies During Accumulation Phase	Greater of Policy Value and guaranteed minimum death benefit	Cash Value (no guaranteed minimum death benefit)	Policy Value	Cash Value
Annuitant Dies During Accumulation Phase	Greater of Policy Value and guaranteed minimum death benefit	Greater of Policy Value and guaranteed minimum death benefit	Policy Value	Policy Value

Upon death during the accumulation phase of an Owner who is not also the Annuitant, there is only one possible death benefit amount: the Policy’s cash value. If the GMDB rider is in effect, the rider’s guaranteed minimum death benefit would not apply. In such circumstances, if your GMDB rider was subject to an additional fee, you would have paid an additional fee for an optional feature that provided no financial benefit.

The GMDB rider is designed to provide a minimum death benefit, not necessarily an enhanced death benefit. If the GMDB rider is in effect, and the Policy Value is greater than the guaranteed minimum death benefit at the time that the death benefit becomes payable, the death benefit will be the Policy Value. In such circumstances, if your GMDB rider was subject to an additional fee, you would have paid an additional fee for an optional feature that provided no financial benefit.

In all cases, if the death benefit amount is lower than the minimum we are required to pay under applicable law, we will pay the greater amount required by applicable law.

See below THE DEATH BENEFIT AMOUNT for more information about how the death benefit is calculated, and GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER for more information about the GMDB rider, including how the rider’s guaranteed minimum death benefit is calculated. See also FEE TABLE and EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE earlier in this prospectus for information about the additional fee that may be associated with the GMDB rider.

All death benefit guarantees are subject to our financial strength and claims-paying ability.

State variations may apply to the death benefit under your Policy. See APPENDIX D: STATE VARIATIONS.

No death benefit will be payable on or after the Annuity Commencement Date. Please note that the Annuity Commencement Date is the date that the Policy enters the income phase. The Annuity Commencement Date will never be later than the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law). In the event of a death on or after the Annuity Commencement Date, the amount payable will depend on the fixed income option selected for the income phase.

We will determine the amount of (if any) and process the death benefit proceeds payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of death, written directions regarding how to process the death benefit, and any other documents, forms, and information that we need (collectively referred to as “due proof of death”). For Policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death benefit. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk of the Policy until they submit due proof of death. The death benefit proceeds remain invested in accordance with the allocations made by the Owner, and otherwise in accordance with the terms of the Policy and as described in this prospectus, until the beneficiary has provided us with due proof of death and all death benefit proceeds have been paid. Due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.

Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. See OTHER INFORMATION – Abandoned or Unclaimed Property. We reserve the right to independently verify the status of any life relevant to the Policy, including verifying when or if an Owner or the Annuitant has died.

Payment of death benefit proceeds will generally occur within seven days from the date we receive due proof of death. See OTHER INFORMATION – Timing of Payments for information about when payments may be deferred.

BENEFICIARIES

You may designate a beneficiary or beneficiaries to receive amounts payable upon your death. The beneficiary designation will remain in effect until changed. You may change the designated beneficiary by sending us Written Notice. The beneficiary designation (or beneficiary change) will take effect upon the date you sign it. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated, or law requires consent. If an irrevocable beneficiary dies, the Owner may then designate a new beneficiary. We will not be liable for any payment made before the Written Notice is received at our Administrative Office.

If there is more than one beneficiary at any level (primary or contingent), and you failed to specify their interest, they will share equally.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER

The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.

•	For Policy applications signed before May 1, 2024, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
•

For Policy applications signed on or after May 1, 2024, the GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.

See EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE. After the Policy is issued, you cannot elect this rider (in certain circumstances, you can re-elect the rider after the Policy is issued, after termination of the rider, following the death of the Owner or Annuitant).

This benefit is not available if the Annuitant is age 81 or older on the date you sign the application. The rider may vary for certain Policies and may not be available for all Policies, in all states, at all times or through all financial intermediaries. See APPENDIX D: STATE VARIATIONS. Once you elect a death benefit and your Policy is issued, your death benefit cannot be changed, and you will not be impacted if we decide to stop offering the rider.

The GMDB rider, if in effect, provides for a guaranteed minimum death benefit upon the death of the Annuitant during the accumulation phase. The guaranteed minimum death benefit will equal 100% of the Policy Value as of the rider effective date. Thereafter, over the life of the rider, the guaranteed minimum death benefit will increase dollar for dollar for subsequent premium payments and will be proportionately reduced by any adjusted withdrawals (as described further below).

Upon the death during the accumulation phase of the Annuitant, if the GMDB rider is in effect, the death benefit will equal either (a) the guaranteed minimum death benefit under the rider or (b) the Policy Value, whichever is greater. Because the GMDB rider includes a guaranteed minimum death benefit that could be greater than Policy Value, the GMDB rider may increase the amount payable compared to the Policy Value / cash value death benefit. However, if the Policy Value is greater than the guaranteed minimum death benefit at the time that the death benefit becomes payable, the death benefit under the GMDB rider will be the Policy Value, same as the Policy Value / cash value death benefit. In such circumstances, if your GMDB rider was subject to an additional fee, you would have paid an additional fee for an optional feature that provided no financial benefit.

When you take any type of withdrawal (including an automatic withdrawal, minimum required distribution, surrender charge- free withdrawal, or any other withdrawal), your guaranteed minimum death benefit will be proportionately reduced by an amount called the “adjusted withdrawal.” The adjusted withdrawal reduces your guaranteed minimum death benefit in the same proportion that the gross withdrawal reduces your Policy Value.

The adjusted withdrawal may be more than the dollar amount of your withdrawal request. This will be the case if the guaranteed minimum death benefit exceeds the Policy Value at the time of withdrawal. If you have a qualified Policy, minimum required distributions rules may require you to request a withdrawal.

The formula used to calculate the adjusted withdrawal amount is AW = DP x (GW/PV) where:

AW = Adjusted withdrawal

DP = Greater of PV or GMDB

GW = Gross withdrawal

PV = Policy Value prior to the withdrawal

GMDB = Guaranteed minimum death benefit prior to the withdrawal

We have included a detailed explanation of this adjustment with examples in APPENDIX B – REDUCTION TO GUARANTEED MINIMUM DEATH BENEFIT FOR WITHDRAWALS UNDER GMDB RIDER.

The GMDB rider (and any GMDB rider fee) will terminate upon the earliest of:

•	The Annuity Commencement Date;

•	Upon the death of the Annuitant;

•	Upon the death of the Owner;

•	Surrender of the Policy; or

•	Other termination of the Policy.

Under limited circumstances, the GMDB rider may be re-elected after termination of the rider, following the death of the Owner or Annuitant. See BENEFICIARY CONTINUATION – Re-Election of GMDB Rider Upon Continuation.

You cannot choose to terminate the GMDB rider unless you Surrender the Policy.

THE DEATH BENEFIT AMOUNT

Death of Person who is both the Annuitant and an Owner Before the Annuity Commencement Date

The death benefit becomes payable if:

•	You are both the Annuitant and the Owner (or joint Owner) of the Policy; and
•	You die before the Annuity Commencement Date.

Under these circumstances, the death benefit will equal the greatest of:

1.	Policy Value. The Policy Value (which will already reflect any applicable fluctuations of the Interim Value) on the date we receive due proof of death and an election of method of settlement.

or

2.

Guaranteed Minimum Death Benefit. If the Guaranteed Minimum Death Benefit (GMDB) rider is in effect, the guaranteed minimum death benefit on the date of death (plus any additional premium payments received, less any gross withdrawals, after the date of death to the date of payment of death proceeds on a dollar-for-dollar basis). See GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER above for information about how the guaranteed minimum death benefit is calculated.

In all cases, if the death benefit is lower than the Minimum Required Cash Value, the death benefit will be the Minimum Required Cash Value.

If an Owner is not also the Annuitant, in the event of simultaneous deaths of the Owner and the Annuitant, the death proceeds equal the amount described in this subsection.

Death of Person who is an Owner but not the Annuitant

The death benefit becomes payable if:

•	You are the Owner (or joint Owner) of the Policy but not also the Annuitant; and
•	You die before the Annuity Commencement Date.

Under these circumstances, the death benefit will equal the Policy’s cash value.

For purposes of this section, if the Owner is not an individual, then the death of the Annuitant will be treated as the death of the Owner who is also the Annuitant, as described under “Death of Person who is both the Annuitant and an Owner” above.

Death of Annuitant Who is Not an Owner Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the Annuitant is not the Owner, and the Owner is a natural person:

•	The Owner shall become the Annuitant or, in the case of joint Owners where neither is the deceased Annuitant, the younger Owner shall become the Annuitant; and
•	The Policy Value will be adjusted to equal the greatest of:
1.	The Policy Value on the date we receive due proof of death and an election of method of settlement; or
2.

If the Guaranteed Minimum Death Benefit (GMDB) rider is in effect, the guaranteed minimum death benefit on the date of death (plus any additional premium payments received, less any gross withdrawals, after the date of death on a dollar-for-dollar basis). See GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER above for information about how the guaranteed minimum death benefit is calculated.

In addition to the applicable amount above, we will increase the adjustment by any additional amount necessary to satisfy Minimum Required Cash Value requirements.

This is a one-time only Policy Value adjustment applied at the time the Owner becomes the Annuitant.

If the GMDB rider is in effect, the rider will terminate at the time of due proof of death. The GMDB rider may be re-elected by the Owner within 30 days of our receipt of due proof of death provided that the rider’s age eligibility requirements are satisfied, and we are still offering the rider. The GMDB rider fee percentages in effect at the time we receive your re-election request in good order would apply upon re-election. See EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE. If the GMDB rider may be re-elected under an eligible Policy for no additional charge, the rider will be automatically re-elected. Otherwise, the re-election under an eligible Policy will be optional.

If the GMDB rider is re-elected, the Policy Value used to determine the initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above.

At the time of the one-time adjustment described above, the Policy Value invested in any Allocation Account will remain invested in that Allocation Account in accordance with the general terms of the Policy as described in this prospectus. Any Policy Value added to the Policy as a result of the adjustment will be held in the Fixed Holding Account pending our receipt of new allocation instructions. If we receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be allocated in accordance with those instructions on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first, and the Crediting Period(s) will begin on that day. If we do not receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be automatically allocated to the Default Option.

After the adjustment, the Policy’s death benefit may then become payable at a later date prior to the Annuity Commencement Date as set forth under Death of Owner Before the Annuity Commencement Date above.

Interim Value

If the Policy is invested in an Index Account Option, and the Policy Value or cash value death benefit becomes payable before the end of the Crediting Period, the amount payable from that Index Account Option will be calculated based on the Interim Value of that Index Account Option. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for the death benefit.

Distribution Rules

When a death benefit becomes payable upon the death of an Owner, the death benefit will be paid in accordance with the following rules:

•	If an individual Owner is alive at the time of the decedent’s death, payment will be made to that surviving Owner; otherwise
•	If a primary beneficiary is alive at the time of the decedent’s death, payment will be made to the primary beneficiary; otherwise
•

If a primary beneficiary dies before the decedent and there are additional living primary beneficiaries, the deceased primary beneficiary’s interest will be shared proportionately with all living primary beneficiaries; otherwise

•	If all primary beneficiaries die before the decedent’s death, payment will be made to the living contingent beneficiary(ies), if any; otherwise
•

If a contingent beneficiary dies before the decedent and there are additional living contingent beneficiaries, the deceased contingent beneficiary’s interest will be shared proportionately with all living contingent beneficiaries; otherwise

•	In the event no primary or contingent beneficiaries have been named and/or all have died before the decedent, payment will be made to the decedent’s estate.

If a primary or contingent beneficiary dies after the decedent’s death, but prior to death proceeds being payable to the beneficiary, payment will be made to the beneficiary’s estate.

Please note, in accordance with the rules above, if there is a surviving Owner when a death benefit becomes payable, the surviving Owner will receive the death benefit (i.e., the surviving Owner takes the place of any beneficiary designation).

The person receiving the death benefit may choose to receive the death benefit as a lump sum, as annuity payments, or as otherwise permitted by the Company in accordance with applicable law. The beneficiary may be able to continue the Policy in his or her own name if the beneficiary is the Owner’s surviving spouse, as described below. Distribution requirements may apply upon the death of any Owner. See TAX INFORMATION for a more detailed discussion of the distribution requirements that apply under the Policy in accordance with the Internal Revenue Code.

DEATH AFTER THE ANNUITY COMMENCEMENT DATE

The amount payable, if any, on or after the Annuity Commencement Date depends on the fixed income option selected. However, in all cases if an Owner dies on or after the Annuity Commencement Date, any remaining interest in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death. In addition, please carefully note the following:

IF:

•	You are not the Annuitant; and
•	You die on or after the Annuity Commencement Date; and
•	The entire guaranteed amount in the Policy has not been paid;

THEN:

•	The remaining portion of such guaranteed amount in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	You are the Owner and Annuitant; and
•	You die after the Annuity Commencement Date; and
•	The fixed income option you selected did not have or no longer has a guaranteed period;

THEN:

•	No additional payments will be made.

BENEFICIARY CONTINUATION

Spousal Continuation

Spousal continuation provisions may be exercised upon the death of the Owner/Annuitant (when the same person) or death of the Owner (when the Owner and Annuitant are not the same person) during the accumulation phase. In such circumstances, the spousal beneficiary may elect to continue the Policy in his or her own name as the new Owner and Annuitant. The Policy Value will be adjusted to an amount equal to the death benefit amount payable to the spousal beneficiary determined upon such election and receipt of due proof of death.

The terms and conditions of the Policy that applied prior to the decedent’s death will continue to apply, with certain exceptions described in the Policy. For purposes of the death benefit on the continued Policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the Policy. However, see Re-Election of GMDB Rider Upon Continuation below.

See TAX INFORMATION – Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.

For these purposes, if the sole primary beneficiary of the Policy is a revocable grantor trust, and the spouse of the decedent is the sole grantor, trustee, and beneficiary of the trust, and the trust is using the spouse of the decedent’s social security number at the time of claim, she or he shall be treated as the decedent’s spouse. In those circumstances, the decedent spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.

For these purposes, if the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the Annuitant’s spouse is the sole primary beneficiary of the Annuitant’s interest in such account, the Annuitant’s spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.

If the Policy is continued, all current surrender charges at the time of continuation will be waived. Any premium payments received after the time of continuation will be subject to any applicable surrender charges.

Non-Spouse Beneficiary Continuation

Non-spouse beneficiary continuation provisions may be exercised upon the death of the Annuitant when the Owner and Annuitant are the same person. For a beneficiary who elects to receive the death benefit in a form other than a lump sum (for example, a 5-year delay or a non-qualified stretch), the Policy Value will be adjusted to equal the death benefit payable to that beneficiary determined upon such election and receipt of due proof of death. See TAX INFORMATION for a more detailed discussion of the distribution options and requirements that apply under the Policy in accordance with the Internal Revenue Code.

The terms and conditions of the Policy that applied prior to the Owner’s death will continue to apply, with certain exceptions described in the Policy. For purposes of the death benefit on the continued Policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the beneficiary continues the Policy. However, see Re-Election of GMDB Rider Upon Continuation below.

Current surrender charges will be waived. However, any premium payments received after the beneficiary elects their form of distribution (for example a 5-year delay or non-qualified stretch) will be subject to any applicable surrender charges.

Investments in Allocation Accounts Upon Continuation

At the time that the Policy is continued, the Policy Value invested in any Allocation Account will remain invested in that Allocation Account in accordance with the general terms of the Policy as described in this prospectus. Any death benefit in excess of the Policy Value will be held in the Fixed Holding Account pending our receipt of new allocation instructions. If we receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be allocated in accordance with those instructions on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first, and the Crediting Period(s) will begin on that day. If we do not receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be automatically allocated to the Default Option.

If a Crediting Period for an Allocation Account ends while the death claim is pending, Policy Value invested in that Allocation Account will be automatically reinvested in the same Allocation Account based on the applicable rates for the new Crediting Period, provided that the same Allocation Account is available for investment. If the same Allocation Account is not available for investment, the Policy Value will be automatically transferred to the Fixed Holding Account until the death claim can be processed. Once the death claim is processed, we must receive new allocation instructions for that Policy Value within 30 days of continuation or it will be automatically allocated to the Default Option, as described above.

Re-Election of GMDB Rider Upon Continuation

If a Policy has a GMDB rider when the death benefit becomes payable or a one-time adjustment to the Policy Value as described in this section occurs, the rider will terminate upon our receipt of due proof of death of the decedent.

When the Policy is continued by a surviving spouse upon payment of a death benefit, the surviving spouse may re-elect the GMDB rider under the Policy, if the rider is available at that time. The initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above. A non-spouse beneficiary who continues the Policy upon payment of the death benefit cannot re-elect the GMDB rider.

Upon the death of an Annuitant who is not an Owner, the surviving Owner may re-elect the GMDB rider under the Policy following the one-time adjustment to Policy Value, if the rider is available at that time. The initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above.

Re-election is available only if the Annuitant has not reached the age of 81 at the time of the re-election.

If you re-elect the optional GMDB rider, you will be subject to an additional fee. The fee (if any) depends on the Annuitant’s age at the time your re-election request is received in good order. See EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE. If the GMDB rider can be re-elected under an eligible Policy for no additional charge, the rider will be automatically re-elected. Otherwise, re-election under an eligible Policy will be optional.

ANNUITY PAYMENTS (THE INCOME PHASE)

Upon the Annuity Commencement Date, your annuity switches from the accumulation phase to the income phase. You may use the

Policy Value, or the Minimum Required Cash Value, if greater, on the Annuity Commencement Date to purchase one or more fixed income options. The annuity payments will be made to the Payee(s).

You can generally change the Annuity Commencement Date by giving us 30 days’ Written Notice. Unless required by state law this date cannot be earlier than the third Policy Anniversary. The latest Annuity Commencement Date generally cannot be later than the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law).

Before the Annuity Commencement Date, if the Annuitant is alive, you may choose a fixed income option or change your election. Once proceeds become payable and a fixed income option has been selected, we will issue a supplementary contract to reflect the terms of the selected option. The contract will name the Payee(s) and will describe the payment schedule.

Your Policy may not be “partially” annuitized. For example, you may not apply a portion of your Policy Value to a fixed income option while keeping the remainder of your Policy Value in the accumulation phase.

Risk of Annuitizing Prior to the End of a Crediting Period

The Policy allows annuitization at times that may not correspond to the end of a Crediting Period. If the Policy is annuitized before the end of a Crediting Period for an Index Account Option, the amount from that Index Account Option being annuitized will be calculated based on an Interim Value. An Interim Value could reflect significantly less gain or more loss than would be applied at the end of the Crediting Period. As such, there could be significantly less money available to you for annuitization, potentially reducing the value of your income stream during the income phase.

If your Policy is annuitized when you have multiple ongoing Crediting Periods for Index Account Options that end at different times, the amount annuitized will be based on an Interim Value for some or all of your Index Account Options. As such, for as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no date that you can select for annuitizing that will not result in the application of at least one Interim Value.

Fixed Income Options

The Policy provides several fixed income options that are described below. Each fixed income option provides for fixed annuity payments, meaning that the amount of each payment will be set on the Annuity Commencement Date and will not change.

The amount payable under a fixed income option is determined based on the amount applied to a fixed income option and the minimum guaranteed interest rate tables and mortality tables included in your Policy. Payments at the time of their commencement will not be less than those that would be provided by the application of the Policy proceeds to purchase a single premium immediate annuity policy at purchase rates offered by the Company at the time to the same class of Annuitants.

You must decide if you want your annuity payments to be guaranteed for the Annuitant’s lifetime, a period certain, or a combination thereof. Generally, annuity payments will be lower if you combine a period certain or guaranteed amount with a lifetime guarantee (e.g., Life with 10 Years Period Certain, or Guaranteed Return of Policy Proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because you are guaranteed payments for a longer time).

Payments will be made at 1-, 3-, 6-, or 12-month intervals. We reserve the right to avoid making payments of less than $20.00. Certain income options may not be available or may be limited for qualified plans and qualified policies in order to ensure compliance with the Internal Revenue Code. If the proceeds are less than $2,000, we reserve the right to pay them out as a lump sum instead of applying them to a fixed income option. We may require proof of age before making annuity payments.

A charge for premium taxes may be made when annuity payments begin.

The fixed income options currently available are explained below. You may choose any combination of these fixed income options. Certain fixed income options may not be available or may be limited for qualified plans and qualified policies in order to ensure compliance with the Internal Revenue Code.

Income for a Specified Period. We will make level annuity payments only for a fixed period that you choose. Payments must not be for less than 120 months and should not exceed the Annuitant’s life expectancy. In the event of the death of the person receiving payments prior to the end of the fixed period elected, payments will be continued to that person’s beneficiary. No funds will remain at the end of the period.

If your Policy is a qualified Policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.

Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. Payments must not be for less than 120 months and should not exceed the Annuitant’s life expectancy. This will be a series of level annuity payments followed by a smaller final annuity payment. In the event of the death of the person receiving payments prior to the time Policy proceeds with interest are exhausted, payments will be continued to that person’s beneficiary.

If your Policy is a qualified Policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.

Life Income. You may choose between:

•

Life Only – Payments will be made only during the Annuitant’s lifetime. The last annuity payment will be the payment immediately before the Annuitant’s death. If you choose this option and the Annuitant dies before the due date of the first annuity payment, no payments will be made.

This option is not available if the Annuitant has an adjusted age greater than 85 as of the Annuity Commencement Date.

•	Life with 10 Years Period Certain – Payments will be made for the longer of the Annuitant’s lifetime or ten years.
•

Guaranteed Return of Policy Proceeds – Payments will be made for the longer of the Annuitant’s lifetime or until the total dollar amount of payments made to you equals the amount applied to this option.

Joint and Survivor Annuity. You may choose:

•

Life Only – Payments are made during the joint lifetime of the Annuitant and a joint Annuitant of your selection. Annuity payments will be made as long as either person is living. If you choose this option and both joint Annuitants die before the due date of the first annuity payment, no payments will be made.

This option is not available if an Annuitant has an adjusted age greater than 85 as of the Annuity Commencement Date.

•	Life with 10 Years Period Certain – Payments will be made for the longer of the lifetime of the Annuitant and joint Annuitant or ten years.

Other fixed income options may be arranged by agreement with us. Some fixed income options may not be available for all Policies or all ages, or we may limit certain fixed income options to ensure they comply with the applicable tax law provisions.

NOTE CAREFULLY IF:

•	You choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
•	The Annuitant dies (or both joint Annuitants die) before the due date of the second (third, fourth, etc.) annuity;

THEN:

•	We may make only one (two, three, etc.) annuity payments.

IF:

•	You choose Income for a Specified Period, Life Income – Life with 10 Years Certain, Life Income – Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
•	The person receiving annuity payments dies prior to the end of the guaranteed period;

THEN:

•	The remaining guaranteed annuity payments will be continued to a new Payee, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the Payee’s address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.

You must annuitize your Policy no later than the latest Annuity Commencement Date. If you do not elect a fixed income option by the latest Annuity Commencement Date, the default fixed income option will be Life with 10 Years Certain unless we agree to another method of payment.

Please note, all benefits (including guaranteed minimum death benefits) terminate upon annuitization. The only benefits that remain include the guarantees provided under the terms of the applicable fixed income option.

TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not exhaustive, does not purport to cover all situations, and is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflect our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service (“IRS”). The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult your own financial professional about your own circumstances. The Company makes no guarantee regarding any tax treatment — federal, state, or local — of any Policy or of any transaction involving a Policy.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy Value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of Policy- qualified or nonqualified.

If you purchase the Policy as an individual retirement annuity (“IRA”) or as a part of a 403(b) plan, 457 plan, a pension plan, a profit-sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a deferred annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions you can make annually to a qualified Policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a Policy’s provisions, the plan’s provisions will control.

If you purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.

You will generally not be taxed on increases in the value of your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.

The IRS has not reviewed the Policy for qualification as an IRA or otherwise and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with IRA qualification requirements.

Tax Status of a Nonqualified Policy

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner’s death. If any Owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such Owner’s date of death or (2) to (or for the benefit of) a designated beneficiary, over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary) and such distributions must begin no later than 1 year after the date of the Owner’s death (also known as a “stretch” payout). The designated beneficiary must be an individual. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulations § 1.401(a)(9)-9, A-1. However, if upon such Owner’s death the Owner’s surviving spouse is the designated beneficiary of the policy, then the policy may be continued with the surviving spouse as the new Owner. If any Owner is a non-natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Recharacterization. In some circumstances, the IRS and courts have recharacterized variable annuity policies by treating the policyholder, for federal income tax purposes, as owning the separate account assets on which the policy is based. The IRS guidance in this area has focused on whether the policyholder has excessive control over the separate account assets. Such control may exist if the policyholder can allocate amounts under the policy to purchase specific assets within the separate account that also are available outside of the policy. In addition, the IRS and courts considered whether the variable annuity holder’s position is substantially identical to what it would have been if the holder had purchased the separate account assets directly, rather than having purchased a variable annuity policy. Similar federal income tax principles also can operate to recharacterize an arrangement for income tax purposes in certain circumstances, such as if the substance of the arrangement differs from its form. If the authorities on policyholder control or similar tax principles apply, the tax-deferred status of the policy may be adversely affected. For example, the owner of the policy could be taxed annually on the income and gains attributable to the assets that determine the policy values and benefits.

We do not believe that these authorities or tax principles should apply to this Policy. Although we hold certain amounts attributable to the Policy in our Separate Account, you do not share in the investment performance of any assets in the Separate Account. Rather, our obligations under the Policy are independent of the investment performance of the Separate Account. In addition, allocations under the Policy to the Index Account Options are distinguishable from a direct investment in the assets comprising the corresponding indexes, including any exchange-traded fund that we choose as an index. However, there is no IRS guidance or other authority directly addressing whether or how the rules summarized above may apply to the Policy. We reserve the right to amend this Policy, retroactively or prospectively, to reflect any changes or clarifications that may be needed or are appropriate to maintain the Policy’s tax status or to conform the Policy to any applicable changes in the tax qualification requirements. Concerned Owners should consult their own financial professionals regarding the tax matter discussed above.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy Value over the “investment in the contract”. There are some exceptions to this rule for certain types of trusts and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional.

Annuity Commencement Date. If the Policy’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age, e.g., past age 95, it is possible that the Policy would not be treated as an annuity for federal income tax purposes. In that event, any increases in the Policy Value could be currently includable in the Owner’s income.

The remainder of the discussion in this TAX INFORMATION section assumes that the Policy qualifies as an annuity policy for federal income tax purposes.

Taxation of a Nonqualified Policy in General

Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Different Individual Owner and Annuitant

If the Owner and Annuitant on the Policy are different, there may be negative tax consequences and uncertainty regarding how federal income tax rules apply to the Policy. You should consult your legal counsel or financial professional if you are considering designating a different individual as the Annuitant on your Policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in your Policy and the dates will be the same. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your Policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the Annuity Payment Option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments are includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the Policy with after-tax money, reduced by any amounts you have previously received from the Policy that are excludable from gross income.

If you select more than one Annuity Payment Option, special rules govern the allocation of the Policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option and the tax treatment of other distributions from the Policy thereafter. You should consult a competent financial professional as to the potential tax effects of allocating less than the full Policy Value to any particular Annuity Payment Option.

If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may be allowable as a tax deduction. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.

Taxation of Surrenders and Withdrawals—Nonqualified Policies

When you surrender your Policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy”. The “investment in the policy” is generally equal to the premiums you pay for the Policy with after-tax money, reduced by any amounts you have previously received from the Policy that are excludable from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the policy.” Distributions taken under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary income tax rates rather than capital gains tax rates.

The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts:

(1) paid on or after the taxpayer reaches age 59 1/2; (2) paid on or after the Owner (or where the Owner is a non-natural person, the primary Annuitant) dies; (3) attributable to the taxpayer becoming disabled (as that term is defined in the Code); (4) paid in a series of substantially equal periodic payments made annually (or more frequently) over the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity (as defined in the Code); or (6) allocable to “investment in the policy” made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that an individual is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. In addition, there is some uncertainty regarding whether and how certain of the exceptions apply in the case of a Policy issued to a non-natural person, such as a trust. You may wish to consult a financial professional for more information regarding the imposition of the penalty tax.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner’s income when a taxable distribution (other than annuity payments) occurs. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, a surrender, or an annuity payment that is taxable and the amount that might be subject to the 10% penalty tax described above. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with your financial professional regarding how aggregation will apply to your policies.

Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified Policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If you exchange all of another annuity contract and the exchange is tax free, your “investment in the policy” immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If you exchange part of another annuity contract and the exchange is tax free, your “investment in the policy” immediately after the exchange will generally be increased by a pro rata portion of the “investment in the policy” that you exchanged. In either case, your Policy Value immediately after the exchange may exceed your “investment in the policy.” That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).

If you exchange part of an existing contract for the Policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you take a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in your income and subject to a 10% penalty tax.

You should consult your financial professional in connection with an exchange of all or part of an annuity contract for the Policy, especially if you may take a withdrawal from either contract within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions taken from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare tax thresholds have been met. As such, distributions from your qualified Policy could cause your other investment income to be subject to the tax. Please consult a financial professional for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as a valid marriage under the applicable state law, will each be treated as a spouse as defined in this Policy for state law purposes.

However, individuals in such other arrangements that are not recognized as marriage under the relevant state law will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Policy because of your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as withdrawals; or (3) if distributed under an Annuity Payment Option, these amounts are taxed as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional death benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with an optional benefit as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the Policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your financial professional prior to selecting any optional benefit under the Policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.

The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent professional to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning professional for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner or to a person that is more than 371/2 years younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified Policies

The Policy is designed for use with several types of tax-qualified individual and employee-sponsored retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities (IRAs). In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of nontaxable transfer or a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 73 (age 72 if the Participant attained age 72 before 1/1/2023, or age 70 1/2 if the Annuitant attained 70 1/2 before 1/1/2020); (v) an Annuity Payment Option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1/2 are subject to a 10% penalty tax (unless certain exceptions apply).

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.

Distributions from SIMPLE IRAs generally are subject to the same rules that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.

Effective for tax years beginning after December 31, 2022, under the SECURE 2.0 Act of 2022, SEP IRAs and SIMPLE IRAs may now also be designated as Roth IRAs, as discussed below. Should an employee elect for their SIMPLE or SEP IRA contributions to be made to a Roth IRA, distributions from such, will be treated the same as distributions from any Roth IRA.

The IRS has not reviewed this Policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when taken 5 tax years after the first contribution to any Roth IRA of the individual and taken after one of the following: attaining age 59 1/2, to pay for qualified first-time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when taken from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this Policy for qualification as a Roth IRA or otherwise and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The Policy includes a death benefit that in some cases may exceed the greater of the premium payments or the Policy Value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s Section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b)-plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) Policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax-exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.

Ineligible Owners—Qualified Policies

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Withdrawals—Qualified Policies

In the case of a withdrawal under a qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.

In addition, a penalty tax may be assessed on amounts surrendered from the Policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ in some respects from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the Policy.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 73 (age 72 if the Participant attained age 72 before 1/1/2023, or 70 1/2 if he/she attained 70 1/2 prior to 1/1/2020) or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the Owner (or plan participant) reaches age 73 (age 72 if the Participant attained age 72 before 1/1/2023, or 70 1/2 if he/she attained 70 1/2 prior to 1/1/2020). The actuarial present value of death benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with your financial professional to learn more about an optional living or death benefit prior to purchase.

When you pass away, if you have not named an individual beneficiary (for example, you named your estate as beneficiary or didn’t name a beneficiary at all) then generally the entire remaining balance of your qualified plan must be distributed by the end of the 5th year following your death (and if required distributions began prior to your death then the remaining balance also must be distributed at least as rapidly as it was during your life). If you named an individual designated beneficiary or beneficiaries, then they must withdraw the entire account by the 10th calendar year following the year of your death. If you named an “eligible designated beneficiary” or beneficiaries, they may take their distributions over the beneficiary’s life or a period not extending beyond their life expectancy. An eligible designated beneficiary includes your surviving spouse, your minor child, a disabled individual, a chronically ill individual, or an individual who is not more than 10 years younger than you. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. Your minor child must still take remaining distributions within 10 years once they reach the age of majority. Additionally, your surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that you would have attained age 73, or the surviving spouse’s required beginning date. Additionally, if your surviving spouse is the sole beneficiary, he/she may be able to continue the Policy as his or her own following your death, if applicable tax rules permit.

The minimum distribution rules are complex and uncertain in certain respects. Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Policy.

The Code generally requires that interest in a qualified Policy be non-forfeitable.

You should consult your legal counsel or financial professional if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a Policy for use with any qualified retirement plan or arrangement.

Withholding

The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

In some cases, we may be required to withhold federal income taxes from amounts that are transferred from your Policy to a state’s unclaimed property fund. The amount transferred also may be subject to federal income tax reporting.

Annuity Purchases by Residents of Puerto Rico

The IRS has stated that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

Possible Tax Law Changes

Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.

We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.

DISTRIBUTION

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the Policies. We are affiliated with TCI through common control, as we and TCI are both subsidiaries of Aegon USA.

TCI’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

We pay commissions to TCI, which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our Policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies. TCI may market the Policies through bank-affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement and the share purchased, but the commission range is from 0.25% up to 7.2% of premium payments (additional amounts may be paid as overrides to wholesalers) and from 0% up to 1.5% of policy value.

To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company and TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCI and we or our affiliates may pay all or a portion of the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our Policies and provide TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness, or loan guarantees.

Additional Compensation That We, TCI and/or Our Affiliates Pay to Selected Selling Firms. TCI, in connection with the sales of the Policies, may pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, We, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the Policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

During 2024, in general, payments calculated as a percentage of sales ranged from [To Be Completed By Amendment].

No specific charge is assessed directly to owners of the Policy to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

LEGAL PROCEEDINGS

We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on Transamerica Capital, Inc.’s ability to perform under its principal underwriting agreement or on our ability to meet our obligations under the Policy.

FINANCIAL STATEMENTS

Our financial statements are included in the Statement of Additional Information. They should be considered only as they relate to our ability to meet our obligations under the Policy. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.

OTHER INFORMATION

Sending Forms and Transaction Requests in Good Order

Oral requests may be made by contacting the Transamerica Customer Care Group at (800) 525-6205. Written requests may be made by mailing to Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C St. SW, Cedar Rapids, IA 52499.

We cannot process your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the accounts affected by the requested transaction; the dated signatures of all Owners (exactly as registered on the Policy) if necessary; social security number or taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Telephone and Electronic Transactions

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.

We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us, and we will record conversations with you. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.

Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your financial representative(’s), can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. If the volume of transactions is unusually high, we might not have anyone available, or lines available, to take your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We reserve the right to revoke your telephone and other electronic transaction privileges at any time without revoking all Owners’ privileges.

Timing of Payments

Payment of any amount due from the Policy for a Surrender, withdrawal, or death proceeds will generally occur within seven days from the date we receive in good order all required information. We may defer payments or transfers from the Policy if:

•	The New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
•	An emergency exists as defined by the Securities and Exchange Commission (SEC) or the SEC requires that trading be restricted; or
•	The SEC permits a delay for the protection of Owners.

When permitted by law, we may defer payment of any withdrawals or Surrender proceeds from the Policy for up to 6 months from the date we receive your request. If the Owner or Annuitant dies after the request is received, but before the request is processed, the request will be processed before the death proceeds are determined. Interest may be paid on any amount deferred for 30 days or more, based on the Index Account Option(s) selected. For amounts allocated to the Fixed Account and Fixed Holding Account and the Performance Lock Account, the interest rate will be the guaranteed minimum effective annual interest rate specified by the Policy, unless otherwise required by law. If we delay payment of any transactions as noted above, we will disclose to you the specified date on which the above transactions will be effective and the reason for the delay.

We may defer payment of any amount until your premium payment check has cleared your bank.

Minimum Required Cash Value

Benefits available under this Policy, including any paid-up annuity values, cash values, or death benefits, will not be less than the minimum benefits required by applicable state law. Minimum benefits will be increased to reflect any guaranteed additional amounts credited to the Policy and will be decreased by prior withdrawals.

The Minimum Required Cash Value is the amount prescribed by applicable state non-forfeiture law, and is the minimum amount required to be paid to you on Surrender. The Minimum Required Cash Value is equal to the sum of:

1.

87.5% of premiums and transfers to the Fixed Account and Fixed Holding Account and the Performance Lock Account, less prior requested withdrawals and transfers from the Fixed Account and Fixed Holding Account and the Performance Lock Account, less a $50 deduction at the beginning of each Policy Year, all accumulated at the minimum non-forfeiture interest rate applicable to your Policy; and

2.	The Index Account portion of the Policy Value less the surrender charge attributable to the Index Account.

Adjustments for Index Splits

Adjustments may be made to Index Values so that any Index performance calculations are not affected by an Index stock or other split (a multiplying or dividing of an Index’s share count that affects the Index’s price).

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Policy to government agencies or departments.

Contract Terms

The entire contract between you and the Company consists of the Policy and any applications, endorsements, or riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted. No change to the contract is valid unless made in writing by us and approved by one of our authorized officers.

No registered representative has authority to change or waive any provision of the policy.

Regulatory Modifications to Policy

We reserve the right to amend the Policy, including any riders or endorsements, as necessary to comply with specific direction provided by our state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements. The Policy is intended to qualify as an annuity contract for federal income tax purposes. The provisions of the Policy are to be interpreted to maintain such qualification, notwithstanding any other provisions to the contrary. To maintain such tax qualification, we reserve the right to amend the Policy, retroactively or prospectively, to reflect any changes or clarifications that may be needed or are appropriate to maintain such tax qualification or to conform the Policy to any applicable changes in the tax qualification requirements. Any such amendment will be filed with and approved by the appropriate regulatory authorities prior to use. We will send you a copy in the event of any such amendment. If you refuse such an amendment, you must provide Written Notice to us, and your refusal may result in adverse tax consequences.

Certain Offers

We may pay you more than your then current Policy Value for your voluntary participation in certain promotional offerings. We will notify you of the terms of any such programs.

Age or Sex Corrections and Evidence of Survival

We may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with the Policy are made, including annuity payments. If the age and/or sex of the Annuitant or Owner is incorrectly stated, we will base any such payment on the Annuitant’s or Owner’s correct age and/or sex, if applicable. If required by law to ignore differences in the sex of the Annuitant, annuity payments will be determined using the unisex factors. Any underpayment made by us will be paid with the next payment. Any overpayment by us will be deducted from future payments. Any underpayment or overpayment will include annual interest at a rate of 1% per year, from the date of the underpayment or overpayment to the date of the adjustment. We have the right to reasonably require satisfactory evidence that a person is alive if a payment is based on that person being alive.

Rights of Ownership

You, as Owner of the Policy, exercise all rights under the Policy. For example, subject to limitations, you can assign this Policy with our consent, Surrender the Policy to us, amend or modify the Policy with our consent, receive annuity payments or name a Payee to receive the payments, and exercise every other right and benefit contained in the Policy. The use of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of the spouse in a community or marital property state. Unless we have been notified of a community or marital property interest in this Policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry. We reserve the right to refuse our consent on a non-discriminatory basis with respect to any action under the Policy that requires our consent.

Change of Ownership

You can change the Owner of this Policy from yourself to a new Owner with our consent. We reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7. You must send Written Notice, to our Administrative Office, which contains all necessary information to make the change. Any Owner change made, unless otherwise specified by the Owner, shall take effect on the date the notification is signed by the Owner, when received in good order, subject to any payments made or actions taken by us prior to receipt of the notification and subject to our consent. No change will apply to any payment we made before the Written Notice was received. We may require that the change be endorsed in the Policy. Changing the Owner does not change the beneficiary or the Annuitant. A change of ownership may result in adverse tax consequences.

Change of Annuitant

Once this Policy is issued, generally, the Annuitant cannot be changed. In certain circumstances the Annuitant can be changed, such as when the Policy is transferred pursuant to a divorce or when a Policy is continued by a surviving spouse.

Assignment

This Policy may be assigned with our consent. To extent permitted by state law, we reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7. You must send written requests, to our Administrative Office, which contains all necessary information to make the change. Any assignment made, unless otherwise specified by the Owner, shall take effect on the date the notification is signed by the Owner, when received in good order, subject to any payments made or actions taken by us prior to receipt of the notification and subject to our prior approval. We assume no responsibility for the validity of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. Assignment of this Policy may result in adverse tax consequences.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement, or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for Owners, the Annuitant, beneficiaries, Payees, and other relevant parties. Such updates should be communicated in a form and manner satisfactory to us.

Reports to Owners

We will give you a report at least once each Policy Year. This report will show any information required by law or regulation and will be mailed to your last known address as shown in our records or otherwise provided to you according to your preferences. The information provided will be as of a date not more than four months prior to the date of the mailing. We will provide copies of the report available to you upon written or oral request at no additional cost.

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

INDEX ACCOUNT OPTIONS

The following is a list of Index Account Options currently available under the Policy. We may change the features of the Index Account Options listed below (including the Index and the current limits on Index gains), offer new Index Account Options, and terminate existing Index Account Options. We will provide you with Written Notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at [same website address that is incorporated by reference earlier in the prospectus].

Note: If amounts are removed from an Index Account Option before the end of its Crediting Period, we will apply an Interim Value adjustment. This may result in a significant reduction in your Policy value that could exceed any protection from Index loss that would be in place if you waited until the end of the Crediting Period.

See INDEX ACCOUNT OPTIONS in the prospectus for a description of the Index Account Options’ features. See EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENTS for more information about Interim Value Adjustments.

BASIC INDEX ACCOUNT OPTIONS
Index	Type of Index	Crediting Period	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index Account Option)	Credit Advantage Fee (annualized)
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	N/A

Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	1.25%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	1.25%
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	1.25%
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	1.25%
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	1.25%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	N/A
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	1.25%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	1.25%
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	1.25%
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	1.25%
First Trust Equity Edge IndexTM 1,2, 4	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	1.25%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	N/A
First Trust Equity Edge IndexTM1, 2, 4	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	N/A

[1]	This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the

Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
[2]

The Index provider applies a reduction when calculating Index performance, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

[3]

This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends or other distributions paid by the ETF. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.

[4]

Even though this Index is composed of dividend-paying securities, you will not receive any dividends paid on those securities, and any dividends paid on those securities will not be reflected in Index Values.

ENHANCED INDEX ACCOUNT OPTIONS
Index	Type of Index	Crediting Period	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index Account Option)	Credit Advantage Fee (annualized)	Best Entry Initial Index Value Reset Feature
S&P 500® Index[1]	U.S. Large- Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 8.00%	N/A	Observation Frequency: Monthly Observation Days: 3 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -5%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 8.00%	N/A	Observation Frequency: Monthly Observation Days: 3 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -5%
S&P 500® Index[1]	U.S. Large- Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Credit Advantage) Cap Rate: No lower than 12.00%	1.25%	Observation Frequency: Monthly Observation Days: 6 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -20%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap (Credit Advantage) Cap Rate: No lower than 12.00%	1.25%	Observation Frequency: Monthly Observation Days: 6 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -20%

[1]

This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

[2]

The Index provider applies a reduction when calculating Index performance, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00%), no Credit Advantage Fee (subject to our right of Index substitution).

An Index Account Option with a 10% Buffer Rate will always be available under the Policy. In the future, if we offer a new Index Account Option that includes a Buffer:

•	For Policies with applications signed prior to May 1, 2024, the Buffer Rate will be at least 10%.
•

For Policies with applications signed on or after May 1, 2024, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses, which would mean risk of loss of nearly the entire amount invested.

In the future, if we offer a new Index Account Option that includes Cap or Participation:

•	The lowest Cap Rate that may be established under the Policy is 2%.
•

For Policies with applications signed prior to May  1, 2024, the lowest Participation Rate that may be established under the Policy is 50%. For Policies with applications signed on or after May 1, 2024, the lowest Participation Rate that may be established under the Policy is 10%.

We reserve the right to offer new Index Account Options with Downside Protection Types other than Buffer, and Growth Opportunity Types other than Cap or Participation, in the future.

FIXED ACCOUNT OPTION

The following is the Fixed Account Option currently available under the Policy. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with Written Notice before doing so. See FIXED ACCOUNT OPTION in the prospectus for a description of the Fixed Account Option’s features.

Name	Crediting Period	Minimum Guaranteed Interest Rate
Fixed Account Option	1-Year	0.25%

State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D – State Variations.

APPENDIX B

REDUCTION TO GUARANTEED MINIMUM DEATH BENEFIT FOR WITHDRAWALS UNDER GMDB RIDER

Adjusted Withdrawals. If the GMDB rider is part of your Policy, and you take a withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted withdrawal. The amount of the reduction depends on the relationship between your death proceeds and Policy Value. The adjusted withdrawal is equal to the gross withdrawal multiplied by the death proceeds immediately prior to the withdrawal divided by the Policy Value immediately prior to the withdrawal.

The formula is AW = DP x (GW/PV) where:

AW is the adjusted withdrawal

DP is the death proceeds prior to the withdrawal = greater of PV or GMDB

GW is the gross withdrawal

PV is the Policy Value prior to the withdrawal

GMDB is the guaranteed minimum death benefit prior to the withdrawal

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and Policy Value.

Example 1: Death Proceeds Greater than Policy Value

Assumptions:

GMDB = $75,000

PV = $50,000

DP = $75,000

GW = $15,494

AW = $75,000 x ($15,494 /$50,000) = $23,241

Reduction in guaranteed minimum death benefit	= $	23,241
Summary:
Reduction in Policy Value	= $	15,494
New guaranteed minimum death benefit amount	= $	51,759
New Policy Value (after withdrawal)	= $	34,506

The guaranteed minimum death benefit is reduced more than the Policy Value because the guaranteed minimum death benefit was greater than the Policy Value immediately prior to the withdrawal.

Example 2: Death Proceeds Equal to Policy Value

Assumptions:

GMDB = $50,000

PV = $75,000

DP = $75,000

GW = $15,494

AW = $75,000 x ($15,494 /$75,000) = $15,494

B-1

Reduction in guaranteed minimum death benefit	= $	15,494
Summary:
Reduction in Policy Value	= $	15,494
New guaranteed minimum death benefit amount	= $	34,506
New Policy Value (after withdrawal)	= $	59,506

The guaranteed minimum death benefit and Policy Value are reduced by the same amount because the Policy Value was greater than the guaranteed minimum death benefit immediately prior to the withdrawal.

These examples are for illustrative purposes only. The purpose of these illustrations is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdraw.

B-2

APPENDIX C

ADDITIONAL INDEX INFORMATION

S&P 500® INDEX

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Transamerica Life Insurance Company (TLIC). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx®, and CDX® are trademarks of S&P Global Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by TLIC. It is not possible to invest directly in an index. Transamerica Structured Index Advantage® Annuity are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Transamerica Structured Index Advantage® Annuity or any member of the public regarding the advisability of investing in securities generally or in Transamerica Structured Index Advantage® Annuity particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to TLIC with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to TLIC or the Transamerica Structured Index Advantage® Annuity. S&P Dow Jones Indices have no obligation to take the needs of TLIC or the owners of Transamerica Structured Index Advantage® Annuity into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of Transamerica Structured Index Advantage® Annuity. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. §77k(a), or tax advisor. Inclusion of a security, commodity, crypto currency, or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency, or other asset, nor is it considered to be investment advice or commodity trading advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY TLIC, OWNERS OF THE TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED, AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS, OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND TLIC OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

FIDELITY WORLD FACTOR LEADERS INDEXSM 0.5% AR

The Fidelity World Factor Leaders IndexSM 0.5% AR (the “Index”) is an equity index, offering exposure to US and Developed non-US companies with attractive valuations, high quality profiles, positive momentum signals and lower volatility than the broader world market and is a product of Fidelity Product Services LLC (“FPS”). Fidelity is a trademark of FMR LLC. The Index has been licensed for use for certain purposes by Transamerica Life Insurance Company (TLIC) on behalf of Transamerica Structured Index Advantage® Annuity. The Index is the exclusive property of FPS and is made and compiled without regard to the needs, including, but not limited to, the suitability needs, of TLIC, the Transamerica Structured Index Advantage® Annuity, or the Transamerica Structured Index Advantage® Annuity contract owners. The Transamerica Structured Index Advantage® Annuity is not sold, sponsored, endorsed or promoted by FPS or any other party involved in, or related to, making or compiling the Index.

FPS does not make any warranty or representation as to the accuracy, completeness, or availability of the Index or information included in the Index and shall have no responsibility or liability for the impact of any inaccuracy, incompleteness, or unavailability of the Index or such information. Neither FPS nor any other party involved in, or related to, making or compiling the Index makes any representation or warranty, express or implied, to the Transamerica Structured Index Advantage® Annuity contract owner, TLIC, or any member of the public regarding the advisability of purchasing annuities generally or the Transamerica Structured Index Advantage® Annuity particularly, the legality of the Transamerica Structured Index Advantage® Annuity under applicable federal securities, state insurance and tax laws, the ability of the Transamerica Structured Index Advantage® Annuity to track the performance of the Index, any other index or benchmark or general market or other asset class performance, or the results, including, but not limited to, performance results, to be obtained by TLIC, the Transamerica Structured Index Advantage® Annuity, Transamerica Structured Index Advantage® Annuity contract owners, or any other person or entity. FPS does not provide investment advice to TLIC with respect to the Transamerica Structured Index Advantage® Annuity, to the Transamerica Structured Index Advantage® Annuity, or to Transamerica Structured Index Advantage® Annuity contract owners. TLIC exercises sole discretion in determining whether and how the Transamerica Structured Index Advantage® Annuity will be linked to the value of the Index. FPS does not provide investment advice to the Transamerica Structured Index Advantage® Annuity, the Transamerica Structured Index Advantage® Annuity contract owners, or any other person or entity with respect to the Index and in no event shall any Transamerica Structured Index Advantage® Annuity contract owner be deemed to be a client of FPS.

Neither FPS nor any other party involved in, or related to, making or compiling the Index has any obligation to continue to provide the Index to TLIC with respect to the Transamerica Structured Index Advantage® Annuity. In the event that the Index is no longer available to the Transamerica Structured Index Advantage® Annuity or Transamerica Structured Index Advantage® Annuity contract owners, TLIC may seek to replace the Index with another suitable index, although there can be no assurance that one will be available.

FPS disclaims all warranties, express or implied, including all warranties of merchantability or fitness for a particular purpose or use. FPS shall have no responsibility or liability with respect to the annuity.

FIRST TRUST EQUITY EDGE INDEX™

The First Trust Equity Edge Index™ (price return) (Ticker: FTEQEDGE) (the “Index”) is an adjusted return equity index offering exposure to dividend-paying companies. The index provider of the Index is FT Indexing Solutions LLC.

The daily performance of the Index is reduced by 0.55% annually. Without this adjustment to the return, the performance of the Index over any one-year period would be approximately 0.55% higher. While this performance adjustment is not a charge under the Policy, it reduces the performance of the Index and therefore may negatively impact the performance of your Policy if you select an Index Account Option that is linked to the Index.

The Index is comprised of two underlying market indexes. The underlying indexes are assigned equal weightings (i.e., 50%), and the Index is rebalanced quarterly. The Index is calculated without any adjustment for dividends.

The first underlying index is the Nasdaq US Rising Dividend Achievers™ Index (price return) (Ticker: NQDVRIS). This underlying index measures the performance of a selection of securities that have increased their dividend value over the previous three year and five-year annual periods. Approximately 50 common stocks comprise this underlying index, and each stock is assigned an equal weighting. This underlying index is reconstituted annually and rebalanced quarterly. The security selection process for this underlying index begins by identifying securities that are eligible for inclusion. To be eligible, a security must be among the top 1,000 securities by market capitalization (after removing ineligible security types) in the Nasdaq US Benchmark™ Index (Ticker: NQUSB), a broad-based index designed to track the performance of U.S. exchange-listed securities. In addition, a security must have: (i) a three-month average daily traded value of at least $5 million; (ii) paid a dividend in the trailing twelve-month period greater than the dividend paid in the trailing twelve-month period three and five years prior; (iii) a positive earnings per share in the trailing twelve-month period greater than the earnings per share in the trailing twelve-month period three years prior; (iv) a cash to debt ratio greater than 50%; and (v) a trailing twelve-month period payout ratio no greater than 65%. Only one security per issuer is permitted; if an issuer has multiple listed security classes, only the security with the highest three-month average daily traded value may be eligible. Real estate investment trust securities are ineligible. Furthermore, a security will be ineligible if Nasdaq is aware that the issuer or the security will soon undergo a fundamental change, such as entering into a definitive merger or acquisition agreement or other pending arrangement, or a filing of bankruptcy or similar protection from creditors. After identifying the securities that are eligible for inclusion, each eligible security receives a combined ranking based on dollar dividend increase, current dividend yield, and payout ratio. The top 50 securities based on ranking are selected for inclusion in the underlying index, subject to tie-breaker criteria and industry concentration restrictions.

The second underlying index is the Value Line® Dividend Index (price return) (Ticker: VLFVD). This underlying index is designed to track the performance of U.S. listed companies that pay above-average dividends and have the potential for capital appreciation. Its methodology was developed by Value Line, Inc., the index sponsor. The index seeks risk-adjusted performance by incorporating the “Value Line Safety Rank” ranking system. The index is reconstituted and rebalanced monthly. The starting universe from which index constituents are selected is comprised of common stocks, American Depositary Receipts, and Global Depositary Receipts of companies that are listed on the following U.S. exchanges: New York Stock Exchange (NYSE), NASDAQ, NYSE American, NYSE Arca, and Cboe BZX. Securities with a limited partnership, master limited partnership, or registered investment company structure are excluded from the starting universe. At each monthly reconstitution, the securities in the starting universe that meet all of the following criteria are included in the index and equally weighted: (i) a Value Line Safety Rank of either #1 or #2; (ii) a market capitalization of greater than $1 billion; (iii) an indicated dividend yield greater than or equal to the trailing 12-month rolling dividend yield of the S&P 500® (calculated by annualizing the most recent gross dividend); and (iv) a 3-month average daily traded value of greater than $500,000. On a weekly basis, the Value Line Safety Rank ranking system assigns rankings to approximately 1,600 - 1,700 securities based on a security’s price volatility over the last five years with a greater weighting to the most recent one year and the issuer’s financial condition. The ranking system ranges from #1 to #5. Stocks with a Value Line Safety Rank of either #1 or #2, as a group, are ranked as being more stable and presenting less investment risk relative to stocks with a lower Value Line Safety Rank (i.e., Value Line Safety Ranks of #3, #4, or #5).

The First Trust Equity Edge Index™ is exclusively licensed to Transamerica for use with this Policy. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

The First Trust Equity Edge Index (“FTIS Index”) is a product of FT Indexing Solutions LLC (“FTIS”) and is administered and calculated by Bloomberg Index Service Limited and its affiliates (collectively, “BISL”). FIRST TRUST® and FIRST TRUST EQUITY EDGE INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Bloomberg, Transamerica Life Insurance Company, Money Services, Inc. and Transamerica Capital, Inc. (“Transamerica”) in connection with the FTIS Index and the Transamerica Structured Index Advantage® products.

The Nasdaq U.S. Rising Dividend AchieversTM INDEX (“Nasdaq Index”) is a product of Nasdaq, Inc. (which with its affiliates is referred to as the “Nasdaq”). Nasdaq® and NASDAQ U.S. RISING DIVIDEND ACHIEVERSTM are trademarks of Nasdaq. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Transamerica in connection with the FTIS Index and Transamerica Structured Index Advantage® products.

The Value Line Dividend Index (“Value Line Index”) is a product of Value Line, Inc. (“Value Line”). VALUE LINE® and VALUE LINE DIVIDEND INDEXTM are trademarks of Value Line. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Transamerica in connection with the FTIS Index and Transamerica Structured Index Advantage® products. The FTIS Index is not sponsored, endorsed, recommended, sold or promoted by Value Line and Value Line makes no representation regarding the advisability of investing in the FTIS Index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. Bloomberg Finance L.P., BISL, and their affiliates (“Bloomberg”) are not affiliated with First Trust. Bloomberg’s relationship to First Trust is only (1) in the licensing of the FIRST TRUST® and FIRST TRUST EQUITY EDGE INDEXTM trademarks and (2) to act as the administrator and calculation agent of the FTIS Index. Bloomberg does not guarantee the timeliness, accurateness, or completeness of the FTIS Index or any data or information relating thereto and shall have no liability in connection with the FTIS Index or any data or information relating thereto.

Transamerica Structured Index Advantage® products is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, Bloomberg, Nasdaq, Value Line, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to Transamerica Structured Index

Advantage® products. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Nasdaq Index, or Value Line Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Nasdaq Index, or Value Line Index particularly, or the ability of the FTIS Index, Nasdaq Index, or Value Line Index to track general stock market performance. The Companies’ only relationship to Transamerica is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Nasdaq Index, and Value Line Index, which are determined, composed and calculated without regard to Transamerica or Transamerica Structured Index Advantage® products. The Companies have no obligation to take the needs of Transamerica, or the owners of Transamerica Structured Index Advantage® products, or the sponsors or owners of products based on the FTIS Index, Nasdaq Index, or Value Line Index into consideration when determining, composing, or calculating the FTIS Index, Nasdaq Index, or Value Line Index. The Companies are not responsible for and have not participated in the determination or calculation of Transamerica Structured Index Advantage® products. There are no assurances from the Companies that products based on the FTIS Index, Nasdaq Index, or Value Line Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.

THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY, FTIS INDEX, NASDAQ INDEX, VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY, FTIS INDEX, NASDAQ INDEX, OR VALUE LINE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY OR OF PRODUCTS BASED ON THE FTIS INDEX, NASDAQ INDEX, OR VALUE LINE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, NASDAQ INDEX, OR VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY, FTIS INDEX, NASDAQ INDEX, VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN TRANSAMERICA AND THE COMPANIES.

iSHARES® RUSSELL 2000 ETF

The iShares® Russell 2000 ETF is distributed by BlackRock Investments, LLC. iShares® and BlackRock®, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to Transamerica Life Insurance Company (TLIC) for certain purposes. TLIC’s products and services are not sponsored, endorsed, sold, or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® Russell 2000 ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by TLIC or any member of the public regarding the advisability of purchasing any product or service offered by TLIC. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares® Russell 2000 ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any TLIC product or service offered by TLIC.

iSHARES® U.S. TECHNOLOGY ETF

The iShares® U.S. Technology ETF is distributed by BlackRock Investments, LLC. iShares® and BlackRock®, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to Transamerica Life Insurance Company (TLIC) for certain purposes. TLIC’s products and services are not sponsored, endorsed, sold, or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® U.S. Technology ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by TLIC or any member of the public regarding the advisability of purchasing any product or service offered by TLIC. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares® U.S. Technology ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any TLIC product or service offered by TLIC.

APPENDIX D

STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Policies we issue. References to certain state’s variations do not imply that we actually offer Policies in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders. The Company will amend this prospectus upon notification of any additional variations received from one or more state insurance departments.

Arizona. Owners age 65 and above have a 30 day right to cancel period for non-replacement policies.

California. The Policy may be canceled by returning the policy form. A refund will be paid within 30 days from the date notice of cancellation was received and refund will include any fees or charges. Owners age 60 or above have a 30 day right to cancel period. Owners age 60 or above also have the option to elect immediate investment in investment options of their choice, and receive Policy Value if they cancel; or, they may allocate the initial premium payment to the Fixed Holding Account for 35 calendar days at the end of which the Policy Value is moved to the investment options of their choice, and they would receive return of premium if they cancel.

No Nursing Care and Terminal Condition Waiver or Unemployment Waiver.

The minimum amount that will be paid on Surrender is equal to the sum of (1) and (2), where: (1) is the Fixed Account portion of the Minimum Required Cash Value, equal to the greater of (a) and (b), where: (a) equals 87.5% of premiums and transfers to the Fixed Account and Fixed Holding Account, less prior requested withdrawals and transfers from the Fixed Account and Fixed Holding Account, less a $50 deduction at the beginning of each Policy Year, all accumulated at the Minimum Nonforfeiture Interest Rate; and (b) equals the present value of the Fixed Account and Fixed Holding Account portions of the maturity value of the paid up annuity benefit which would provided at maturity. (2) is equal to the Index Account portion of the Policy Value less the surrender charge attributable to the Index Account(s).

Connecticut. During the right to cancel period, prior to delivery of the policy form, the Owner will receive return of premium.

Delaware. Right to cancel period for replacement policy is 20 days and we will return premium.

Florida. Owners have a 21 day right to cancel period. The Annuity Commencement Date is not allowed until after the first Policy Anniversary. If the Company defers payments or transfers from the Policy, the interest rate will be the Moody’s Corporate Bond Yield Average – Monthly Average Corporate as of the date the request or claim is received. The service charge will be deducted from the Policy Value’s earnings, if available.

Georgia. During the right to cancel period, the Owner will receive return of premium for non-replacement policies and return of Policy Value for replacement policies.

Hawaii. During the right to cancel period, the Owner will receive return of premium for non-replacement policies.

Idaho. Owners have a 20 day right to cancel period. If we defer payment of a cash surrender value, we will pay interest at the rate specified in the Idaho Code.

Louisiana. During the right to cancel period, the Owner will receive return of premium for non-replacement policies.

Massachusetts. No Nursing Care and Terminal Condition Waiver or Unemployment Waiver.

Minnesota. During the right to cancel period, the Owner will receive return of premium for replacement policies.

Missouri. During the right to cancel period, the Owner will receive return of premium for non-replacement policies and replacement policies. Right to cancel period for replacement policy is 20 days.

Montana. For the death benefit, upon receipt of satisfactory proof of death in Good Order and written directions from each eligible beneficiary how they wish to receive the amount payable, we will pay the death benefit(s) within 60 days. If payment of death benefits is made more than 30 days after such receipt and direction, we will pay interest from the 30th day to the date of payment at a rate not less than required by applicable Montana statutes.

D-1

North Dakota. Right to cancel period for non-replacement policy is 20 days.

Nebraska. During the right to cancel period, the Owner will receive return of premium for non-replacement policies.

New Hampshire. During the right to cancel period, the Owner will receive return of premium for non-replacement policies.

New Mexico. During the right to cancel period, the Owner will receive return of premium for non-replacement policies.

Nevada. During the right to cancel period, the Owner will receive return of premium for non-replacement policies and replacement policies.

Oklahoma. Right to cancel period for replacement policy is 20 days. During the right to cancel period, the Owner will receive return of premium for non-replacement policies and replacement policies. If we do not pay you within 30 days of the date of your Policy cancellation, your payment will include interest to be paid using the same rate of interest as the average U.S. Treasury bill rate for the preceding calendar year, plus 2 percentage points, which shall accrue from the date of the cancellation until payment is made.

Oregon. During the right to cancel period, the Owner will receive return of premium. A Fixed Account will always be offered. The unemployment waiver is not available. No Premium Tax assessed. The guaranteed minimum effective annual interest rate is 1.00%. Deferment of annuity payments is not permitted.

Pennsylvania. Right to cancel period for internal replacement policy is 45 days. Under the Nursing Care and Terminal Condition Waiver, for purposes of serving the 30-day confinement period, separate periods of confinement in a Hospital or Nursing Facility for the same cause or causes will be treated as one continuous period of confinement if such periods of confinement occur within six months of one another.

Rhode Island. Right to cancel period for non-replacement policy is 20 days and to Owner will receive return of premium. For the death benefit, we will pay interest on the amount payable to the eligible recipient at a rate of 9.00% per annum from the date of death to the date of payment of the death benefit.

South Carolina. During the right to cancel period, the Owner will receive return of premium for non-replacement policies.

Tennessee. Right to cancel period for replacement policy is 20 days. During the right to cancel period, the Owner will receive return of premium for non-replacement policies and replacement policies. No Unemployment Waiver.

Texas. Right to cancel period for non-replacement policy is 20 days and the Owner will receive return of premium.

Utah. Right to cancel period for non-replacement policy is 20 days. During the right to cancel period, the Owner will receive return of premium for non-replacement policies and replacement policies. No Unemployment Waiver. Premiums are only allowed within the first 3 Policy Years. We will process the Surrender or withdrawal within no more than 20 days of receiving the request in Good Order (i.e., we have no right to delay payment for up to six months).

Washington. Right to cancel period for replacement policy is 20 days. During the right to cancel period, the Owner will receive return of premium for non-replacement policies and replacement policies.

West Virginia. During the right to cancel period, the Owner will receive return of premium for non-replacement policies.

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APPENDIX E

FINANCIAL INTERMEDIARY VARIATIONS

[To be added by amendment]

E-1

WHERE TO FIND ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) dated [   ] contains more information about the Company and the Policy. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, [   ]. For a free paper copy of the SAI, to request other information about the Policy, and to make investor inquiries call us at (800) 525-6205 or write us at:

Transamerica Life Insurance Company

6400 C Street SW

Cedar Rapids, IA 52499

EDGAR Contract Identifier No.: [ ]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities using this Statement of Additional Information until the amended registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA STRUCTURED INDEX ADVANTAGE® ANNUITY

An Individual Flexible Premium Deferred Index-Linked Annuity Policy

Issued by Transamerica Life Insurance Company

Transamerica Life Insurance Company

6400 C Street SW

Cedar Rapids, IA 52499

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica Structured Index Advantage® Annuity (the “policy”) offered by Transamerica Life Insurance Company (“us,” “we,” “our,” or “Company”). You may obtain a copy of the current prospectus, dated [ ], by calling (800) 525-6205, or writing us at the addresses listed above. The prospectus sets forth information that an investor should know about the policy. Special terms used in this Statement of Additional Information but not defined herein have the same meaning as in the prospectus.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectus for the policy.

Dated: [ ]

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INFORMATION ABOUT US

Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the policy.

We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company is a stock life insurance company that was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

Cybersecurity (continued from “Principal Risks” section of the Prospectus)

The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. The COVID-19 pandemic, and the rise in remote working, have further escalated these threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.

What Transamerica is Doing

Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and best practices. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement the appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly to ensure compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers every aspect of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.

We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our dedicated Information Security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assesses known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.

Information Security and Privacy Regulation

Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), among other laws. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act and the California Privacy Rights Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers.

Additional Information About Operational Risks

A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business and adversely affect Transamerica’s financial condition.

Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service

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providers. Computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and otherwise materially and adversely affect Transamerica’s financial condition.

The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. As a result of the COVID-19 pandemic, Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.

Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to, future cyberattacks or security breaches.

Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.

Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover all applicable losses that Transamerica may suffer.

A breach of data privacy or security obligations may disrupt Transamerica’s business and adversely affect Transamerica’s financial condition.

Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.

Numerous other US state and federal laws also impose various information security and privacy related obligations with respect to Transamerica, including but not limited to the Gramm-Leach-Bliley Act and related state laws and implementing regulations (GLBA), the California Consumer Privacy Act (CCPA), the California Privacy Rights Act (CPRA), and the Health Insurance Portability and Accountability Act (HIPAA), among many others. These laws generally provide for governmental investigative and enforcement authority, and in certain cases provide for private rights of action.

Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase every year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.

Transamerica, and numerous of its systems, employees, third-party providers and business partners have access to, and routinely

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process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that a Transamerica or a third party’s employee, contractor, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s financial condition.

In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s financial condition.

THE POLICY — GENERAL PROVISIONS

In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest.

Due Proof of Death

Due proof of death of the Annuitant is proof that the Annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us will constitute due proof of death.

Non-Participating

The policy will not share in our surplus earnings; no dividends will be paid.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we may, at our sole discretion, credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to the annual service charge and the surrender charges, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any Owner.

ADDITIONAL INFORMATION ABOUT INTERIM VALUE ADJUSTMENTS

Interim Value Index Credit Rate

We calculate the Interim Value Index Credit Rate using the formula below, which looks to changes in the values of certain financial instruments, including derivative instruments referencing the Index (Option Value) and fixed income instruments (Bond Reference Portfolio Yield). The values of these instruments can be affected by factors such as Index performance, volatility, and interest rates. This formula is designed to produce an estimated fair value for your investment in the Index Account Option.

The Index Credit Rate is calculated using the following formula: (1) + ((2)*(3)), where:

(1)	Is the option rate on any Business Day prior to the end of the Crediting Period. It is determined as [C – D * E], where:

C = the Option Value on any Business Day prior to the end of the Crediting Period;

D = the Option Value on the first day of the Crediting Period; and

E = the calendar days remaining in the Crediting Period divided by the days in the Crediting Period.

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(2)	Is the bond rate on any Business Day prior to the end of the Crediting Period. It is determined as [(1 + F) – H – (1 + G) –H], where:

F = the Bond Reference Portfolio Yield on any Business Day prior to the end of the Crediting Period;

G = the Bond Reference Portfolio Yield on the first day of the Crediting Period; and

H = the calendar days remaining in the Crediting Period divided by 365.25.

(3)	is 1 minus the calendar days remaining in the surrender charge period divided by the days in the surrender charge period.

The assets backing the Index Account Option will be invested in a combination of fixed income assets and derivatives in order to provide for the amounts credited. The Interim Value calculation accounts for changes in both of these pieces, with (1) above accounting for changes in the underlying derivatives, and (2) accounting for changes in the underlying fixed income assets. Both (1) and (2) can be either positive or negative depending on the situation. The impact of (3) is to reduce the influence the bond rate has on the interim value during the surrender charge period. This helps to better align interim values with the way we invest. Note that (1) can be negative even if there is positive Index performance because of changes in market variables, such as volatility. The Interim Value is designed to approximate the change in market value of the liability at a given point in time and does not relate directly to the underlying assets and derivative instruments used to manage the risks. Although there may be changes from time to time in the underlying investment strategy, these are not expected to change the calculation.

Calculating Option Value

The Option Values in (1) will be the fair value of hypothetical derivatives that match the policyholder payoff. The derivatives used in the fair value calculation will depend on the upside and downside payoff types the policyholder chooses. All Index Account Option payoffs can be classified as basic or enhanced. The basic options include all Index Account Options other than Best Entry. Best Entry is classified as an enhanced option. The Option Values for both Basic and Enhanced Index Account Options are dependent on the input market volatilities, interest rates, and dividends, which will all be provided by a third-party data provider.

For all basic options, the market standard Black Scholes model will be used to find the fair value of the derivatives. For these options, the upside type can be treated as a combination of call options. The downside types can be treated as combinations of put options. The total Option Value is the sum of the upside type derivatives and the downside type derivatives. Please see section “Derivatives Descriptions” below for a definition of each of these derivatives.

For an Index Account Option with Cap and Buffer, the Option Value can be decomposed into two call options and one put option. The call options value the potential for Index gains up to the pre-specified Cap, while the put option values the protection the Buffer provides. The fair value is calculated as:

Fair Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)

For an Index Account Option with Participation and Buffer, the Option Value can be decomposed into a single call option and one put option. The call option values the potential for Index gains using the pre-specified Participation Rate, while the put option values the protection the Buffer provides. The fair value is calculated as:

Fair Value = Participation Rate x (at-the-money call) – (out-of-the-money put)

For the Growth Opportunity Types that are designated as “Credit Advantage,” the Credit Advantage options are valued similarly to the non-Credit Advantage Growth Opportunity Types, but with different parameters.

For Best Entry Enhanced Index Account Options, the payoffs cannot be broken down into vanilla options because the underlying options can be reset based on the Index path over the Crediting Period. The Initial Index Price can be reset if the Index falls below the Best Entry Reset Threshold on any Observation Day(s) based on the Observation Frequency. Because these options are path dependent, there is no applicable closed-form solution like Black-Scholes. These Index Account Options will require the use of more complex methods to price. The Monte Carlo simulation method will be used to price these options. A market standard model that can describe all possible Index move trajectories is calibrated to relevant financial market inputs. The model is used to generate large numbers of possible Index paths. Along each path, the option payout is derived using the simulated Index value. The average of option payouts of all paths is taken as the value of the option. However, once a Best Entry option is beyond the last Observation Day, the Initial Index Value can no longer reset and will become like a portfolio of vanilla options. Only after the last Observation Day has ended can the Best Entry Index Account Option be valued using Black-Scholes. Before the last Observation Day, Best Entry must be valued using the Monte Carlo method mentioned above.

Derivative Descriptions

At-the-money call: The option to buy a position in the Index on the term end date at a strike price equal to the Initial Index Value. On

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the Crediting Period end date, the option’s value is the maximum of the Final Index Value minus the Initial Index Value and 0.

Out-of-the-money call: The option to buy a position in the Index on the term end date at a strike price greater than the Initial Index Value. On the Crediting Period end date, the option’s value is the maximum of the Final Index Value minus the strike price and 0.

Out-of-the-money put: The option to sell a position in the Index on the term end date at a strike price less than the Initial Index Value. On the term end date, the option’s value is the maximum of the strike price minus the Final Index Value and 0.

Calculating Bond Reference Portfolio Yield

The fixed income index used to calculate (2) will be the Bloomberg Barclays US Corporate Index. (2) will not differ by crediting type but will be the same for each segment with identical tenor and term start date. If the index value is not published on the Interim Value calculation date, the close price of the previous Business Day will be used. Should the fixed income index be discontinued, Transamerica reserves the right to choose an appropriate replacement.

Example of Interim Value Calculations

Several examples of the Interim Value calculation are shown below. These examples assume $100,000 is allocated to a Basic Index Account Option, of which 2% is used by us to buy options. The Crediting Period is assumed to be 3 years as well for the examples, and the initial Bond Reference Portfolio Yield is assumed to be 2%.

•	Example 1 illustrates the calculation at the start of the period, prior to any economic changes. As expected, the Interim Value is equal to the initial $100,000 allocation.
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Example 2 shows what happens when the Option Value increases. One of the primary reasons that this would occur would be the situation where the underlying Index has increased in value, however there could be other reasons, e.g., due to changes in volatility, interest rates, etc. This example also assumes that there is one year remaining. As expected, the increase in Option Value leads to an Interim Value that is higher than the original $100,000 allocation.

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Example 3 is similar to Example 2 except it shows the situation where the Option Value has decreased, and also there is more time left. As expected, the Interim Value declines in this situation due to the decline in option values.

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Example 4 illustrates what happens when the Bond Reference Portfolio Yield increases 2%. In this case, the underlying fixed income asset values decrease, but the Interim Value increases due to the grading factor which reduces the influence of the bond rate on the Interim Value.

	Example 1	Example 2	Example 3	Example 4
Initial Allocation	100,000	100,000	100,000	100,000
C = current Option Value	2%	4%	-5%	2%
D = Option Value on first day of Crediting Period	2%	2%	2%	2%
Length of crediting period (calendar days):	1,095	1,095	1,095	1,095
# of days calendar days remaining:	1,095	365	730	730
E = ratio	1	0.33333	0.66667	0.66667
Bond Reference Portfolio Yield
F = Current day	2%	2%	2%	4%
G = First day of Crediting Period	2%	2%	2%	2%
H = Calendar Days remaining/365.25	2.9979	0.9993	1.9986	1.9986
Length of surrender charge period (calendar days):	2,190	1,460	1,825	1,825
# of days (calendar days) in surrender charge period:	2,190	2,190	2,190	2,190
(1)	—	0.03333	-0.06333	0.00667
(2)	—	—	—	-0.03659
(3)		0.3333	0.16667	0.16667
A = Index Base	100,000	100,000	100,000	100,000
B = Index Credit Rate	—	0.03333	-0.06333	0.00057
Interim Value	100,000	103,333	93,667	100,057

Example of Option Value Calculations

The following examples show how the Option Value can change in a Crediting Period. For all these examples, assume investment in a Basic Index Account Option, the Crediting Period is 3 years, the Index is S&P 500® Index with Initial Index Value = 3,000, the Cap Rate is 50%, and the Buffer Rate is 15%. For each example, note that the volatility will vary depending on the option being valued, however the volatility is assumed to be the same within each of these examples for simplicity.

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Example 5 shows the Option Value at the start of the Term. This is “D” in the Interim Value Index Credit Rate formula. Please note that there is no Interim Value on the first date of the Crediting Period.

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Example 6 shows the Option Value 1 year into the Crediting Period, assuming the Index has fallen -10% since inception. Please note that even though the negative return is less than the buffer, the Option Value adjustment to the Interim Value (shown as (1) in the Interim Value Index Credit Rate) is negative.

•	Example 7 shows the Option Value 2 years into the Crediting Period, assuming the Index return is 0.33%.
•	Example 8 shows the Option Value 2 years into the Crediting Period, assuming the Index return is 13.33%.

	Example 5	Example 6	Example 7	Example 8
Current Index Level	3,000	2,700	3,010	3,400
Index Return	0%	-10%	0.33%	13.33%
Volatility	20%	35%	10%	15%
Interest Rate	0.50%	0.45%	0.60%	0.55%
Dividend	1%	0.50%	1.50%	1.30%
Time Remaining	3	2	1	1
At-the-money call option (a)	12.72%	15.34%	3.67%	12.68%
Out-of-the-money call option(b)	2.24%	4.84%	0%	0.18%
More out-of-the-money put option (c)	6.87%	16.24%	0.23%	0.15%
Option Value(e) = a – b – c	3.61%	-5.74%	3.44%	12.35%
Option rate	N/A	-8.15%	2.23%	11.14%

Additional Examples of Interim Value Adjustments

The examples below are intended to help you further understand how your gains and losses will be calculated before the end of a Crediting Period compared to the end of the Crediting Period. They are also intended to help you further understand how certain events, such as withdrawals and fees taken from an Index Account Option before the end of its Crediting Period, can negatively impact the value of an investment.

The examples in this appendix are organized as follows:

1.	Under “Growth Opportunity Types in Rising Markets,” the example helps show how an investment in an Index Account Option could be impacted by a rising market.
2.	Under “Buffer in Falling Markets,” the example helps show how an investment in an Index Account Option could be impacted by a falling market.
3.

Under “Basic Index Account Option in Volatile Market,” the examples help show how volatile markets can impact an investment in a Basic Index Account. These examples also help show how an investment can be negatively impacted by transactions (including withdrawals and fees and charges) that are processed based on Interim Values and by negative adjustments to an Index Base.

4.

Under “Best Entry Index Account Option in Rising and Falling Market,” the examples help show how a rising or falling market can impact an investment in a Best Entry Enhanced Index Account Option. These examples also show how a Credit Advantage Cap (which involves an additional fee) can impact your investment.

5.

Under “Credit Advantage Cap and Buffer in Volatile Market,” the examples help show how volatile markets can impact an investment with Credit Advantage Cap (which involves an additional fee) and Buffer as part of the example. Likewise, these examples also help show how an investment can be negatively impacted by transactions (including withdrawals and fees and charges) that are processed based on Interim Values and by negative adjustments to an Index Base.

1. GROWTH OPPORTUNITY TYPES IN RISING MARKETS

These examples are intended to show you Index Account Option values at the end of a one-year Crediting Period assuming a positive Index change. These examples assume that you allocate $100,000 to the Basic Index Account Option Growth Opportunity Types as illustrated below. We also assume there are no withdrawals, no Credit Advantage Fees, and no GMDB rider fees. All illustrated values are hypothetical.

	Cap	Participation
Initial Index Value	1,000	1,000
Interim Value Index Credit Rate at 6 months	5%	5%
Interim Value at 6 months	$100,000.00 * (1 + 5%) = $105,000.00	$100,000.00 * (1 + 5%) = $105,000.00
Final Index Value	1,100	1,100
Index Change	(1100 / 1000) – 1 = +10%	(1100/1000) – 1 = +10%
Applicable Growth Opportunity Type Rate	8% Cap Rate	110% Participation Rate
Growth Opportunity Rate Applied	Lesser of 10% or 8% = +8%	10% * 110% = +11%
Interest Credited	$100,000 * +8% = +$8,000.00	$100,000 * +11% = +$11,000.00

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Index Account Option Value at the end of a 1-year Crediting Period	$100,000.00 + $8,000.00 = $108,000.00	$100,000.00 + $11,000.00 = $111,000.00

2. BUFFER IN FALLING MARKETS

These examples are intended to show you Index Account Option values at the end of a one-year Crediting Period assuming a negative Index change. These examples assume that you allocate $100,000 to a Basic Index Account Option with a Buffer Rate of 10% as illustrated below. We also assume there are no withdrawals, no Credit Advantage Fees, and no GMDB rider fees. All illustrated values are hypothetical.

Buffer
Initial Index Value	1000
Interim Value Index Credit Rate at 6 months	-10%
Interim Value at 6 months	$100,000.00 * (1 + -10%) = $90,000.00
Final Index Value	800
Index Change	(800 / 1000) – 1 = -20%
Applicable Buffer Rate	10%
Buffer Rate Applied	Lesser of 0% or (-20% + 10%) = -10%
Interest Credited	$100,000.00 * -10% = -10,000.00
Index Account Option Value at the end of a 1-year	$100,000.00—$10,000.00= $90,000.00
Crediting Period

3. BASIC INDEX ACCOUNT OPTION IN VOLATILE MARKET

These examples are intended to show you the impact of withdrawals and GMDB rider fees to Index Account Option values, assuming both positive and negative Index changes, during a one-year Crediting Period. These examples assume that you allocate $100,000 to a Basic Index Account Option with a Cap Rate of 10% and a Buffer Rate of 10%. They assume that the Cap was not designated as Credit Advantage. They assume an optional GMDB rider was elected with an applicable fee percentage of 0.50%. They also assume surrender charges and GMDB rider fees are applied as illustrated below. All illustrated values are hypothetical.

Initial Index Value	1000
Initial Index Base	$100,000.00
Initial GMDB Benefit Base	$100,000.00
At 3 months - Interim Value Index Credit Rate	5%
At 3 months - Interim Value prior to GMDB Rider Fee and withdrawal	$100,000.00 * (1 + 5%) = $105,000.00
At 3 months - GMDB Rider Fee	$100,000.00 * 0.50% / 4 = $125.00
At 3 months - Index Base after GMDB Rider Fee and prior to withdrawal	$100,000.00 - ($100,000.00 * ($125.00 / $105,000.00)) = $99,880.95
At 3 months - Interim Value after GMDB Rider Fee and prior to withdrawal	$99,880.95 * (1 + 5%) = $104,875.00
At 3 months - GMDB Benefit Base after GMDB Rider Fee and prior to withdrawal	$100,000.00
At 3 months - Surrender Charge Free Amount prior to withdrawal	10% * $100,000.00 = $10,000.00
At 3 months - Net Withdrawal Amount	$5,000.00
At 3 months - Withdrawal Amount subject to Surrender Charge	$5,000.00 is less than $10,000.00, so no surrender charges would apply
At 3 months - Surrender Charge applied to withdrawal	$0.00
At 3 months - Index Base after withdrawal	$99,880.95 - ($99,880.95 * ($5,000.00 / $104,875.00)) = $95,119.05
At 3 months - Interim Value after withdrawal	$99,880.95 * (1 + 5%) = $99,875.00
At 3 months - GMDB Benefit Base after withdrawal	$100,000.00 - ($104,875.00 * $5,000.00 / $104,875.00) = $95,000.00
At 6 months - Interim Value Index Credit Rate	-1%
At 6 months - Interim Value prior to GMDB Rider Fee	$95,119.05 * (1 + -1%) = $94,167.86
At 6 months - GMDB Rider Fee	$95,000.00 * 0.50% / 4 = $118.75
At 6 months - Index Base after GMDB Rider Fee	$95,119.05 - ($95,119.05 * ($118.75 / $94,167.86)) = $94,999.10
At 6 months - Interim Value after GMDB Rider Fee	$94,999.10 * (1 + -1%) = $94,049.11
At 6 months - GMDB Benefit Base after GMDB Rider Fee	$95,000.00
At 8 months - Interim Value Index Credit Rate	-20%
At 8 months - Index Base prior to withdrawal	$94,999.10
At 8 months - Interim Value prior to withdrawal	$94,999.10 * (1 = -20%) = $75,999.28
At 8 months - GMDB Benefit Base prior to withdrawal	$95,000.00
At 8 months - Surrender Charge Free Amount prior to withdrawal	$10,000.00 - $5,000.00 = $5,000.00
At 8 months - Net Withdrawal Amount	$13,000.00
At 8 months - Withdrawal Amount subject to Surrender Charge	$13,000.00 - $5,000.00 = $8,000.00

9

At 8 months - Surrender Charge applied to withdrawal	$8,000.00 / (1- 8%) - $8,000.00 = $695.65
At 8 months - Index Base after withdrawal	$94,999.10 - ($94,999.10 * ($13,695.65 / $75,999.28)) = $77,879.54
At 8 months - Interim Value after withdrawal	$77,879.54 * (1 + -20%) = $62,303.63
At 8 months - GMDB Benefit Base after withdrawal	$95,000.00 - ($95,000.00 * $13,695.65 / $75,999.28)) = $77,880.28
At 9 months - Interim Value Index Credit Rate	10%
At 9 months - Interim Value prior to GMDB Rider Fee	$77,879.54 * (1 + 10%) = $85,667.49
At 9 months - GMDB Rider Fee	$77,880.28 * 0.50% / 4 = $97.35
At 9 months - Index Base after GMDB Rider Fee	$77,879.54 - ($77,879.54 * ($97.35 / $85,667.49)) = $77,791.04
At 9 months - Interim Value after GMDB Rider Fee	$77,791.04 * (1 + 10%) = $85,570.14
At 9 months - GMDB Benefit Base after GMDB Rider Fee	$77,880.28
At 12 months - Final Index Value	950
At 12 months - Index Change	(950 / 1000) - 1 = -5%
At 12 months - Applicable Cap Rate and Buffer Rate	Cap Rate 10%; Buffer Rate 10%
At 12 months - Buffer Rate Applied	Lesser of 0% or (-5% + 10%) = 0%
At 12 months - Interest Credited	$77,791.04 * 0% = $0.00
At 12 months - Index Account Option Value prior to GMDB Rider Fee	$77,791.04
At 12 months - GMDB Rider Fee	$77,880.28 * 0.50% / 4 = $97.35
At 12 months - GMDB Benefit Base after GMDB Rider Fee	$77,880.28
Index Account Option Value at the end of a 1-year Crediting Period	$77,791.04 - $97.35 = $77,693.69

4. BEST ENTRY INDEX ACCOUNT OPTION IN RISING AND FALLING MARKET

These examples are intended to show you Index Account Option values at the end of a six-year Crediting Period. These examples assume that you allocate $100,000 to a Best Entry Index Account Option with a Cap Rate of 9% and a Buffer Rate of 10%. They assume that the Cap was designated as Credit Advantage and has an annualized Credit Advantage Fee percentage of 1.25%. They assume that the standard death benefit was elected, and that there have been no withdrawals. All illustrated values are hypothetical.

The following other values will be applied to this example:

•	Best Entry Reset Threshold = -5%
•	Best Entry Reset Maximum = -20%
•	Observation Frequency = Monthly
•	Number of Observation Day(s) = 6, observed on the 1st of each month for 6 months

	Best Entry Index Account Option Values (Index Value increase at end of Crediting Period)	Best Entry Index Account Option Values (Index Value decrease at end of Crediting Period)
Initial Index Value	1000	1000
Initial Index Base	$100,000.00	$100,000.00
Credit Advantage Fee Amount	$100,000.00 * (1.25% * 6) = $7,500.00	$100,000.00 * (1.25% * 6) = $7,500.00
Index Value on Day 1 of Month 1	1025 - Because the 1025 Index Value does not represent a 5% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	980 - Because the 980 Index Value does not represent a 5% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 2	975 - Because the 975 Index Value does not represent a 5% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	975 - Because the 975 Index Value does not represent a 5% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 3	960 - Because the 960 Index Value does not represent a 5% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	960 - Because the 960 Index Value does not represent a 5% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 4	900 - Because the 900 Index Value does represent a 5% or greater decrease versus the Initial Index Value but is not below the Best Entry Reset Minimum Value, the Initial Index Value is reset to 900.	950 - Because the 950 Index Value does represent a 5% or greater decrease versus the Initial Index Value but is not below the Best Entry Reset Minimum Value, the Initial Index Value is reset to 950.
Index Value on Day 1 of Month 5	965 - Because the 965 Index Value does not represent a 5% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	965 - Because the 965 Index Value does not represent a 5% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 6	970 - Because the 970 Index Value does not represent a 5% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	970 - Because the 970 Index Value does not represent a 5% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Accrued Credit Advantage Fee at 3.5 years	($0.00 + (($7,500.00 - $0.00) * (1278 / 2190))) = $4,376.71	($0.00 + (($7,500.00 - $0.00) * (1278 / 2190))) = $4,376.71

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Interim Value Index Credit Rate at 3.5 years	5%	-10%
Interim Value at 3.5 years	$100,000.00 * (1 + 5%) - $4,376.71 = $100,623.29	$100,000.00 * (1 + -10%) - $4,376.71 = $85,623.29
Final Index Value	990	760
Index Change	(990 / 900) - 1 = 10%	(760 / 950) - 1 = -20%
Applicable Cap Rate and Buffer Rate	Cap Rate 9%; Buffer Rate 10%	Cap Rate 9%; Buffer Rate 10%
Cap Rate Applied	Lesser of 10% or 9% = 9%	N/A
Buffer Rate Applied	N/A	Lesser of 0% or (-20% + 10%) = -10%
Interest Credited	$100,000.00 * 9% = $9,000.00	$100,000.00 * -10% = -$10,000.00
Index Account Option Value prior to Credit Advantage Fee	$100,000.00 + $9,000.00 = $109,000.00	$100,000.00 - $10,000.00 = $90,000.00
Remaining Credit Advantage Fee to be assessed	$7,500.00	$7,500.00
Index Account Option Value at the end of a 6 -year Crediting Period	$109,000.00 - $7,500.00 = $101,500.00	$90,000.00 - $7,500.00 = $82,500.00

5. CREDIT ADVANTAGE CAP AND BUFFER IN VOLATILE MARKET

These examples are intended to show you the impact of withdrawals and GMDB rider fees to Index Account Option values, assuming both positive and negative Index changes, during a one-year Crediting Period. These examples assume that you allocate $100,000 to a Basic Index Account Option with a Cap Rate of 15% and a Buffer Rate of 10%. They assume that the Cap was designated as Credit Advantage and has an annualized Credit Advantage Fee percentage of 1.25%. They assume the optional GMDB rider was elected with an applicable fee percentage of 0.50%. They also assume surrender charges, Credit Advantage Fees, and GMDB rider fees are applied as illustrated below. All illustrated values are hypothetical.

Initial Index Value	1000
Initial Index Base	$100,000.00
Initial GMDB Benefit Base	$100,000.00
Credit Advantage Fee Amount	$100,000.00 * (1.25% * 1) = $1,250.00
At 3 months - Accrued Credit Advantage Fee	($0.00 + (($1,250.00 - $0.00) * (91 / 365))) = $311.64
At 3 months - Interim Value Index Credit Rate	5%
At 3 months - Interim Value prior to GMDB Rider Fee and withdrawal	$100,000.00 * (1 + 5%) - $311.64 = $104,688.36
At 3 months - GMDB Rider Fee	$100,000.00 * 0.50% / 4 = $125.00
At 3 months - Index Base after GMDB Rider Fee and prior to withdrawal	$100,000.00 – ($100,000.00 * ($125.00 / ($104,688.36 + $311.64))) = $99,880.95
At 3 months - Interim Value after GMDB Rider Fee and prior to withdrawal	$99,880.95 * (1 + 5%) - $311.64 = $104,563.36
At 3 months - GMDB Benefit Base after GMDB Rider Fee and prior to withdrawal	$100,000.00
At 3 months - Surrender Charge-Free Amount prior to withdrawal	10% * $100,000.00 = $10,000.00
At 3 months - Net Withdrawal Amount	$5,000.00
At 3 months - Withdrawal Amount subject to Surrender Charge	$5,000.00 is less than $10,000.00, so no surrender charges would apply
At 3 months - Surrender Charge applied to withdrawal	$0.00
At 3 months - Credit Advantage Fee assessed for withdrawal	($1,250.00 * ($5,000.00 / $104,563.36)) = $59.77
At 3 months - Accrued Credit Advantage Fee after Fee assessed for withdrawal	$311.64 - $59.77 = $251.87
At 3 months - Remaining Credit Advantage Fee after Fee assessed for withdrawal	$1,250.00 - $59.77 = $1190.23
At 3 months - Index Base after withdrawal and Credit Advantage Fee	$99,880.95 - ($99,880.95 * ($5,059.77 / ($104,563.36 + $311.64))) = $95,062.12
At 3 months - Interim Value after withdrawal and Credit Advantage Fee	$95,062.12 * (1 + 5%) - $251.87 = $99,563.36
At 3 months - GMDB Benefit Base after withdrawal and Credit Advantage Fee	$100,000.00 - ($104,563.36 * $5,059.770 / $104,563.36) = $94,940.23
At 6 months - Accrued Credit Advantage Fee	($251.87 + (($1,190.23 - $251.87) * (92 / 274))) = $566.94
At 6 months - Interim Value Index Credit Rate	-1%
At 6 months - Interim Value prior to GMDB Rider Fee	$95,062.12 * (1 + -1%) – $566.94 = $93,544.56
At 6 months - GMDB Rider Fee	$94,940.23 * 0.50% / 4 = $118.68
At 6 months - Index Base after GMDB Rider Fee	$95,062.12 – ($95,062.12 * ($118.68 /($93,544.56 + $566.94))) = $94,942.24
At 6 months - Interim Value after GMDB Rider Fee	$94,942.24 * (1 + -1%) - $566.94 = $93,425.88
At 6 months - GMDB Benefit Base after GMDB Rider Fee	$94,940.23
At 8 months - Accrued Credit Advantage Fee	($251.87 + (($1,190.23 – $251.87) * (153 / 274))) = $775.84

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At 8 months - Interim Value Index Credit Rate	-20%
At 8 months - Index Base prior to withdrawal	$94,942.24
At 8 months - Interim Value prior to withdrawal	$94,942.24 * (1 + -20%) – $775.84 = $75,177.95
At 8 months - GMDB Benefit Base prior to withdrawal	$94,940.23
At 8 months - Surrender Charge Free Amount prior to withdrawal	$10,000.00 - $5,000.00 = $5,000.00
At 8 months - Net Withdrawal Amount	$13,000.00
At 8 months - Withdrawal Amount subject to Surrender Charge	$13,000.00 - $5,000.00 = $8,000.00
At 8 months - Surrender Charge applied to withdrawal	$8,000.00 / (1- 8%) - $8,000.00 = $695.65
At 8 months - Credit Advantage Fee assessed for withdrawal	($1,190.23 * ($13,695.65 / $75,177.95)) = $216.83
At 8 months - Accrued Credit Advantage Fee after Fee assessed for withdrawal	$775.84 – $216.83= $559.01
At 8 months - Remaining Credit Advantage Fee after Fee assessed for withdrawal	$1,190.23 – $216.83 = $973.40
At 8 months - Index Base after withdrawal	$94,942.24 – ($94,942.24 * ($13,912.48 / ($75,177.95 + $775.84))) = $77,551.64
At 8 months - Interim Value after withdrawal	$77,551.64 * (1 + -20%) – $559.01 = $61,482.30
At 8 months - GMDB Benefit Base after withdrawal	$94,940.23 – ($94,940.23 * ($13,912.48 / $75,177.95)) = $77,370.53
At 9 months - Accrued Credit Advantage Fee	($559.01+ (($973.40 – $559.01) * (30 / 122))) = $660.91
At 9 months - Interim Value Index Credit Rate	10%
At 9 months - Interim Value prior to GMDB Rider Fee	$77,551.64 * (1 + 10%)—$660.91 = $84,645.89
At 9 months - GMDB Rider Fee	$77,370.53 * 0.50% / 4 = $96.71
At 9 months - Index Base after GMDB Rider Fee	$77,551.64 – ($77,551.64 * ($96.71/ ($84,645.89 + $660.91))) = $77,463.72
At 9 months - Interim Value after GMDB Rider Fee	$77,463.72 * (1 + 10%) – $660.91 = $84,549.18
At 9 months - GMDB Benefit Base after GMDB Rider Fee	$77,370.53
At 12 months - Final Index Value	950
At 12 months - Index Change	(950 / 1000) - 1 = -5%
At 12 months - Applicable Cap Rate and Buffer Rate	Cap Rate 15%; Buffer Rate 10%
At 12 months - Buffer Rate Applied	Lesser of 0% or (-5% + 10%) = 0%
At 12 months - Interest Credited	$77,463.72 * 0% = $0.00
At 12 months - Index Account Option Value prior to GMDB Rider Fee and Credit Advantage Fee	$77,463.72
At 12 months - GMDB Rider Fee	$77,370.53 * 0.50% / 4 = $96.71
At 12 months - Index Account Option Value after GMDB Rider Fee and prior to Credit Advantage Fee	$77,463.72 – $96.71= $77,367.01
At 12 months - GMDB Benefit Base after GMDB Rider Fee	$77,370.53
At 12 months - Remaining Credit Advantage Fee to be assessed	$973.40
Index Account Option Value at the end of a 1-year Crediting Period	$77,367.01 – $973.40 = $76,393.61

SERVICES

We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services. We have not entered into any administrative service agreements in connection with our administration of the policy.

RECORDS AND REPORTS

We will maintain all records and accounts relating to the policy. We will mail to all Owners at their last known address of record, at least annually, reports containing such information as may be required by any applicable law or regulation. Owners will also receive confirmation of each financial transaction, and any other reports required by law or regulation.

DISTRIBUTION OF THE POLICIES

We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the policies, as described below).

TCI’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales

12

representatives with these selling firms are appointed as our insurance agents.

We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. We also pay TCI an “override” payment based on the pricing of the product which becomes part of TCI’s assets. In addition, we pay commission to TCI for policy sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions. During fiscal years 2024, 2023, and 2022, the amounts paid to TCI in connection with all Transamerica Structured Index Advantage® Annuity policies sold were $[  ], $[  ], and $[  ], respectively.

We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company as of December 31, 2024 and December 31, 2023, and for each of the three years in the period ended December 31, 2024 have been so included in reliance on the reports of [    ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

Aegon LTD, Transamerica’s indirect parent, was subject to European regulations prior to the entity being redomiciled in Bermuda during 2023. These regulations required Aegon LTD to change auditors periodically. Accordingly, Transamerica Corporation conducted a ‘request for proposal’ process with two major accounting firms for the annual independent audit of Transamerica Corporation and its subsidiaries and registered separate accounts. This resulted in a change in independent auditor beginning in 2024.

On June 1, 2023, Transamerica Corporation’s Audit Committee appointed Ernst & Young, LLP as its independent auditor to audit the financial statements of Transamerica Corporation and certain of its subsidiaries, including, Transamerica Life Insurance Company and certain of its subsidiaries and their separate accounts for the fiscal year ending December 31, 2024. On or about June 1, 2023, Transamerica Corporation notified PricewaterhouseCoopers that its services as independent auditor will cease upon completion of the annual audits for itself and certain subsidiaries, including Transamerica Life Insurance Company, certain of its subsidiaries and their separate accounts for the fiscal year ending December 31, 2023.

With regard to Transamerica Life Insurance Company, no disagreements arose during the twenty-four (24) months preceding the termination of PricewaterhouseCoopers or during any subsequent period relating to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or compliance with applicable rules of the Securities and Exchange Commission (SEC), which issues, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to disagreements in its reports for the fiscal years ended December 31, 2023, 2022, and 2021. PricewaterhouseCoopers’ reports for the fiscal years ended December 31, 2023, 2022, and 2021 did not contain any adverse opinions or a disclaimer of opinions and were not qualified or modified as to uncertainties, audit scope, or accounting principles. In addition, there were no reportable events under Item 304(a)(1)(v) of Regulation S-K during fiscal years ended December 31, 2023, 2022, and 2021 and the subsequent interim period. Transamerica Life Insurance Company provided a copy of this disclosure to PricewaterhouseCoopers for its review and requested that PricewaterhouseCoopers provide the Company with a letter addressed to the SEC stating whether PricewaterhouseCoopers agrees with the statements made by the Company in this section. A copy of that letter, dated April 26, 2024, furnished by PricewaterhouseCoopers in response to that request, is filed as Exhibit 16 to the registration statement filed with the SEC.

For the two most recent fiscal years, and any subsequent interim period prior to engaging Ernst & Young, LLP, Transamerica Life Insurance Company did not consult with Ernst & Young, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Transamerica Life Insurance Company, and Ernst & Young, LLP did not provide either a written report or oral advice to Transamerica Life Insurance Company that was an important factor considered by Transamerica Life Insurance Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

13

FINANCIAL STATEMENTS

All required statutory financial statements are included in this Statement of Additional Information. The statutory-basis financial statements and schedules of Transamerica Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies.

[Financial statements to be added by amendment]

14

PART C

OTHER INFORMATION

Item 27. Exhibits

(a)	Board of Directors Resolution. Not applicable.
(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Agreements
	(i)	Form of Selling Agreement. Note 1.
	(ii)	Amended and Restated Principal Underwriting Agreement by and between Transamerica Life Insurance Company and Transamerica Capital, Inc. Note 1.
(d)	Contracts
	(i)	Individual Flexible Premium Deferred Index-Linked Annuity Contract. Note 2.
	(ii)	Individual Flexible Premium Deferred Index-Linked Annuity Contract Data Page (6 year). Note 2.
	(iii)	Best Entry Index Account Rider. Note 2.
	(iv)	Basic Index Account Rider. Note 2.
	(v)	Credit Advantage Index Rider. Note 2.
	(vi)	Guaranteed Minimum Death Benefit Rider. Note 2.
	(vii)	Performance Lock Rider. Note 2.
	(viii)	Individual Flexible Premium Deferred Index-Linked Variable Annuity Contract. Note 5
	(ix)	Individual Flexible Premium Deferred Index-Linked Variable Annuity Contract Data Page (6 year). Note 5
	(x)	Individual Flexible Premium Deferred Index-Linked Variable Annuity Annuitization Table. Note 5
	(xi)	Best Entry Index Account Rider. Note 5
	(xii)	Credit Advantage Index Rider. Note 5
	(xiii)	Performance Lock Rider. Note 5
	(xiv)	Cap and Buffer Index Account Rider. Note 5
	(xv)	Participation and Buffer Index Account Rider. Note 5
	(xvi)	Upside Participation and Downside Participation Index Account Rider. Note 5
(e)	Application. Note 2
(f)	Insurance Company’s Certificate of Incorporation and By-Laws
	(i)	Articles of Incorporation of Transamerica Life Insurance Company. Note 1.
	(ii)	Bylaws of Transamerica Life Insurance Company. Note 1.
(g)	Reinsurance Contracts. Not applicable.
(h)	Participation Agreements. Not applicable.
(i)	Administrative Contracts. Not applicable.
(j)	Other Material Contracts. Not applicable.
(k)	Opinion re Legality. Note 6.
(l)	Other Opinions – Consent of Independent Registered Public Accounting Firm. Note 6.
(m)	Omitted Financial Statements. Not Applicable.
(n)	Initial Capital Agreements. Not Applicable.
(o)	Form of Initial Summary Prospectus. Note 5.
(p)	Powers of Attorney. Note 4.
(q)	Letter re Change in Auditor. Note 3.
(r)	Historical Limits on Index Gains. Note 6.

Note 1.	Incorporated herein by reference from Initial Filing of S-1 Registration Statement (File no. 333- 252121) filed on January 15, 2021.
Note 2.	Incorporated herein by reference from Pre-Effective Amendment No. 4 to S-1 Registration Statement (File no. 333-252121) filed April 27, 2022.
Note 3.	Incorporated herein by reference from Post-Effective Amendment No. 2 to S-1 Registration Statement (File no. 333-269398) filed April 26, 2024.
Note 4.	Incorporated herein by reference from Pre-Effective Amendment No. 1 to S-1 Registration Statement (File no. 333-281-1594) filed October 16, 2024.
Note 5.	Filed herewith.
Note 6.	To be filed by amendment.

Item 28. Directors and Officers of the Insurance Company (Transamerica Life Insurance Company)

Name and Principal Business Address	Positions and Offices with Insurance Company

Jamie Ohl Director and President 1801 California St. Suite 5200 Denver, CO 80202	Director, Chief Executive Officer, Individual Solutions Divisions

Bonnie T. Gerst 6400 C Street SW Cedar Rapids, Iowa 52404	Director, Chairman of the Board, and President Financial Assets

Andrew S. Williams 100 Light Street Baltimore, MD 21202	Director, General Counsel, Assistant Secretary and Senior Vice President

Christopher S. Fleming 100 Light Street Baltimore, MD 21202	Director, Chief Operating Officer, Individual Solutions Division

Matt Keppler 100 Light Street Baltimore, MD 21202	Chief Financial Officer, Executive Vice President and Treasurer

Zachary Harris 6400 C Street SW Cedar Rapids, Iowa 52404	Director, Senior Vice President and Chief Operating Officer, Workplace Solutions Division

Chris Giovanni 100 Light Street Baltimore, MD 21202	Director, Chief Strategy & Development Officer and Senior Vice President

Item 29. Persons Controlled by or under Common Control with the Insurance Company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments
239 West 20th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments
313 East 95th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments
319 East 95th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments
Administrative Group, LLC	Tennessee	AUSA Holding, LLC, Sole Member (100%)	Retirement services
AEGON Affordable Housing Debt Fund I, LLC	Delaware	AHDF Manager I, LLC, Member (0.01%); Transamerica Life Insurance Company, Managing Member (5%); Dominium Taxable Fund I, LLC, non-AEGON affiliates, Member (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC, Sole LLC Member (100%) ***Company is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC***	To serve as a fund for a client and offer flexibility to accommodate other similarly situated clients.
AEGON AM Private Equity Partners I, LLC	Delaware	AEGON USA Investment Management, LLC, Sole Member (100%)	Investments
AEGON AM Private Equity Partners II, LLC	Delaware	AEGON USA Investment Management, LLC, Sole Member (100%)	General Partner to FSBA AAM Strategic Fund II, LP
AEGON Asset Management Services, Inc.	Delaware	AUSA Holding, LLC, Sole Shareholder (100%)	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 51, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 52, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 53, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 54, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 55, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 56, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 57, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 58, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 59, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 60, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 61, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 62, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 63, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 64, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 65, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 66, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 67, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Aegon Community Investments 68, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Community Investments 69, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Life Insurance Company, Sole Shareholder (100%)	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	AUSA Holding, LLC, Sole Shareholder (100%)	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	AEGON Mexico Holding B.V., Managing Member (92.96%); AEGON DMS Holding B.V., Member (5.82%)	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	AEGON Mexico Holding B.V., Sole Member (100%)	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments
AEGON Financial Services Group, Inc.	Minnesota	Transamerica Life Insurance Company, Sole Shareholder (100%)	Marketing
AEGON Funding Company, LLC	Delaware	Transamerica Corporation, Sole Member (100%)	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Commonwealth General Corporation, Sole Member (100%)	Holding company
AEGON Institutional Markets, Inc.	Delaware	Commonwealth General Corporation, Sole Shareholder (100%)	Provider of investment, marketing and administrative services to insurance companies
Aegon LIHTC Fund 50, LLC	Delaware	Aegon LIHTC Fund 63, LLC, Managing Member (51.01%); Citibank, N.A., non-affiliate of AEGON, Member (48.99%)	Investments
Aegon LIHTC Fund 51, LLC	Delaware	Aegon Community Investments 51, LLC, Managing Member (.01%); Citibank, N.A., non-affiliate of AEGON, Member (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware	Aegon Community Investments 52, LLC, Member (0.01%);
Transamerica Financial Life Insurance Company, Member (10.18%);
Transamerica Life Insurance Company, Member (1%);
Ally Bank, non-affiliates of AEGON, Member (11.35%);
Bank of the West, non-affiliates of AEGON, Member (7.46%);
California Bank & Trust, non-affiliates of AEGON, Member (5.21%);
Citibank, N.A., non-affiliates of AEGON, Managing Member (49%);
Pacific West Bank, non-affiliates of AEGON, Member (7.58%);
		US Bank, non-affiliates of AEGON, Member (7.58%)	Investments
Aegon LIHTC Fund 54, LLC	Delaware	Aegon Community Investments 54, LLC, Non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments
Aegon LIHTC Fund 55, LLC	Delaware	Aegon Community Investments 55, LLC Managing Member (0.01%)
Transamerica Life Insurance Company, Member (2.82%);
Ally Bank, non-affiliates of AEGON, Member (8.21%);
Bank of Hope, non-affiliates of AEGON, Member (14.27%);
Citibank, N.A., non-affiliates of AEGON, Member (21.69%);
CMFG Life Insurance Company, non-affiliates of AEGON, Member (9.72%);
Lake City Bank, non-affiliates of AEGON, Member (1.47%);
Minnesota Life Insurance Company, non-affiliates of AEGON, Member (7.46%);
The Guardian Life Insurance Company of America, non-affiliates of AEGON, Member (10.44%);
U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (22.10%);
		ZB National Association, non-affiliates of AEGON, Member (1.81%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 57, LLC	Delaware	Aegon Community Investments 57, LLC, Managing Member (.01%); Bank of America, N.A., non-affiliate of AEGON, Investor Member (99.99%)	Investments
Aegon LIHTC Fund 58, LLC	Delaware	Aegon Community Investments 58, LLC, Managing Member (0.01%);
Transamerica Life Insurance Company, Member (2.92%);
Allstate Insurance Company, non-affiliates of AEGON, Member (23.89%);
Ally Bank, non-affiliates of AEGON, Member (17.31%);
CMFG Life Insurance Company, non-affiliates of AEGON, Member (8.20%);
Santander Bank, N.A., non-affiliates of AEGON, Member (21.37%);
U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (19.83%);
		Zions Bancorporation, N.A., non-affiliates of AEGON, Member (6.47%)	Investments
Aegon LIHTC Fund 60, LLC	Delaware	Aegon Community Investments 60, LLC, Non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Aegon Community Investments 61, LLC, Non-Member Manager (0%); HSBC Bank, N.A., non-affiliate of Aegon, Sole Member (100%)	Investments
Aegon LIHTC Fund 62, LLC	Delaware	Aegon Community Investments 62, LLC, Managing Member? (0.01%);
Allstate Insurance Company, non-affiliates of AEGON, Member (20.48%);
Ally Bank, non-affiliates of AEGON, Member (10.11%);
Bank of the West, non-affiliates of AEGON, Member (6.57%);
Farm Bureau Property & Casualty, non-affiliates of AEGON, Member (6.74%);
Minnesota Life Insurance Company, non-affiliates of AEGON, Member (6.74%);
Santander Bank, N.A., non-affiliates of AEGON, Member (5.39%);
State Street Bank and Trust Company, non-affiliates of AEGON, Member (34.22%);
U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (6.57%);
		Zions Bancorporation, N.A., non-affiliates of AEGON, non-affiliates of AEGON, Member (3.17%)	Investments
Aegon LIHTC Fund 63, LLC	Delaware	Aegon Community Investments 63, LLC, non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments
Aegon LIHTC Fund 64, LLC	Delaware	Aegon Community Investments 64, LLC, non-Member Manager (0%); Bank of America, N.A., non-affiliate of AEGON, Investor Member (99.99%) KCIC Fund 5A, LLC (0.01%)	Investments
Aegon LIHTC Fund 65, LLC	Delaware	Aegon Community Investments 65, LLC, Managing Member (.01%); Bank of America, N.A., non-affiliate of AEGON, Investor Member (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 66, LLC	Delaware	Aegon Community Investments 66, LLC, Managing Member? (0.01%); Bank of the West, non-affiliates of AEGON, Member (49.99%); Cedar Rapids Bank & Trust, non-affiliates of AEGON, Member (49.99%);	Investments
Aegon LIHTC Fund 67, LLC	Delaware	Aegon Community Investments 67, LLC, Non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments
Aegon LIHTC Fund 68, LLC	Delaware	Aegon Community Investments 68, LLC, Sole Member (100%)	Investments
Aegon LIHTC Fund 69, LLC	Delaware	Aegon Community Investments 69, LLC, Sole Member (100%)	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (79.20%); Transamerica Life Insurance Company, Sole Member (20.80%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	Transamerica Corporation, Sole Shareholder (100%)	Holding company
Aegon Opportunity Zone Fund Joint Venture 1, LP	Delaware	Aegon OZF Investments 1, LLC, Member (0.25%); United Insurance Company of America, Member (99.75%)	Investments
Aegon OZF Investments 1, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member 100%	Investments
Aegon Upstream Energy Fund, LLC	Delaware	AEGON Energy Management, LLC, Sole Member 100%	Investments
AEGON USA Asset Management Holding, LLC	Iowa	AUSA Holding, LLC, Sole Member 100%	Holding company
AEGON USA Investment Management, LLC	Iowa	AEGON USA Asset Management Holding, LLC, Sole Member 100%	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	AEGON USA Realty Advisors, LLC, Sole Shareholder (100%)	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	AEGON USA Asset Management Holding, LLC, Sole Member (100%)	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	AEGON USA Realty Advisors, Inc., Sole Shareholder (100%)	Investments
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Aegon Workforce Housing Fund 2, LP, Sole Member (100%)	Holding company
Aegon Workforce Housing Fund 2 Holding Company B, LLC	Delaware	Aegon Workforce Housing Fund 2, LP, Sole Member (100%)	Holding company
Aegon Workforce Housing Fund 2 Holding Company C, LLC	Delaware	Aegon Workforce Housing Fund 2, LP, Sole Member (100%)	Holding Company
Aegon Workforce Housing Fund 2, L.P	Delaware	AWHF2 General Partner, LLC, General Partner (0%); Transamerica Financial Life Insurance Company, Fund Partners, Member (20%); Transamerica Life Insurance Company, Fund Partners, Member (80%)	Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Aegon Workforce Housing Fund 3, LP, Sole Member (100%)	Holding company
Aegon Workforce Housing Fund 3, L.P	Delaware	Transamerica Financial Life Insurance Company, Limited Partners: (10%); Transamerica Life Insurance Company, Limited Partners (60%); Transamerica Life Insurance Company, Limited Partners (30%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Workforce Housing JV 4A, LLC	Delaware	Aegon Workforce Housing Fund 2 Holding Company, LLC, Member (44.5%);
Landmark Real Estate Partners VIII, L.P., non-affiliates of AEGON, Member (26.7%);
NCL Investments II, L.P. – RE Series, non-affiliates of AEGON, Member (1.05%);
		Strategic Partners Real Estate VII Investments, L.P., non-affiliates of AEGON, Member (27.75%)	Investments
Aegon Workforce Housing JV 4B, LLC	Delaware	Aegon Workforce Housing Fund 2 Holding Company, LLC, Member (25%);
Landmark Real Estate Partners VIII, L.P., non-affiliates of AEGON, Member (36.08%);
NCL Investments II, L.P. – RE Series, non-affiliates of AEGON, Member (1.42%);
		Strategic Partners Real Estate VII Investments, L.P., non-affiliates of AEGON, Member (37.50%)	Investments
Aegon Workforce Housing JV 4C, LLC	Delaware	Aegon Workforce Housing Fund 2 Holding Company, LLC, Member (10%);
Landmark Real Estate Partners VIII, L.P., non-affiliates of AEGON, Member (43.30%);
NCL Investments II, L.P., non-affiliates of AEGON, Member (1.70%);
		Strategic Partners Real Estate VII Investments, L.P., non-affiliates of AEGON, Member (45%)	Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Aegon Workforce Housing Separate Account 1, LLC, Sole Member (100%)	Multifamily private equity structure with third-party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware	Transamerica Financial Life Insurance Company (4.17%);
Transamerica Life Insurance Company, Member (15.83%);
Transamerica Life Insurance Company, Member (4.25%)
AWHSA Manager 1, LLC, non-affiliates of AEGON, Member Manager (0%);
Lake Tahoe IV, L.P., non-affiliates of AEGON, non-affiliates of AEGON, Member (23.86%);
Townsend RE Global Special Solutions, L.P., non-affiliates of AEGON, Member (10.23%);
		Townsend Real Estate Alpha Fund III, L.P., non-affiliates of AEGON, Member (40.91%)	Multifamily private equity structure with third-party Investor
AHDF Manager I, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments
ALH Properties Eight LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
ALH Properties Eleven LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
ALH Properties Four LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
ALH Properties Nine LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
ALH Properties Seven LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
ALH Properties Seventeen LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
ALH Properties Sixteen LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
ALH Properties Ten LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
ALH Properties Twelve LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
ALH Properties Two LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
AMFETF Manager, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Cupples State LIHTC Investors, LLC, Member (1%); Garnet LIHTC Fund VII, LLC, Member (99%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC, Sole Member (100%)	Affordable housing
APOP III, LLC	Delaware	Transamerica Life Insurance Company, Limited Partner (88.59%); Transamerica Financial Life Insurance Company, Limited Partner (9.84%)	Investments
AUSA Holding, LLC	Maryland	Transamerica Corporation, Sole Member (100%)	Holding company
AUSA Properties, Inc.	Iowa	AEGON USA Realty Advisors, LLC, Sole Shareholder (100%)	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments
AWHF2 Subsidiary Holding Company C, LLC	Delaware	Aegon Workforce Housing Fund 2 Holding Company C, LLC, Sole Member (100%)	Holding Company
AWHF3 General Partner, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments
AWHJV4 Manager, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments
AWHSA Manager 1, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Multifamily private equity structure with third-party Investor
Barfield Ranch Associates, LLC	Florida	Mitigation Manager, LLC, Member (50%); OBPFL-Barfield, LLC, non-affiliate of AEGON, Member (50%)	Investments
Carle Place Leasehold SPE, LLC	Delaware	Transamerica Financial Life Insurance Company, Sole Member (100%)	Lease holder
Commonwealth General Corporation	Delaware	Transamerica Corporation, Sole Shareholder (100%)	Holding company
Creditor Resources, Inc.	Michigan	AUSA Holding, LLC, Sole Shareholder (100%)	Credit insurance
CRI Solutions, Inc.	Maryland	Creditor Resources, Inc., Sole Member (100%)	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (22%); Transamerica Life Insurance Company, Sole Member (63%); Transamerica Life Insurance Company, Sole Member (15%)	Investments
Equitable AgriFinance, LLC	Delaware	AEGON USA Realty Advisors, LLC, Member (50%); Equitable Financial Insurance Company, non-affiliate of AEGON, Member (50%)	Agriculturally-based real estate advisory services
FD TLIC Limited Liability Company	New York	Transamerica Life Insurance Company, Sole Member (100%)	Broadway production
FGH Realty Credit LLC	Delaware	FGH USA, LLC, Sole Member (100%)	Real estate
FGH USA LLC	Delaware	RCC North America LLC, Sole Member (100%)	Real estate
Fifth FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
Financial Planning Services, Inc.	District of Columbia	Commonwealth General Corporation, Sole Shareholder(100%)	Management services
First FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Fourth FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
FSBA AAM Strategic Fund I, LP	Delaware	Aegon AM Private Equity Partners I, LLC, Sole Member (100%)	Investments
FSBA AAM Strategic Fund II, LP	Delaware	APOP III, LLC, Member (2.5%) State Board of Administration of Florida acting on behalf of the Florida Retirement System Trust Fund, Member (97.50%)	AUIM Sponsored Private Equity vehicle
Garnet Assurance Corporation	Kentucky	Transamerica Life Insurance Company, Sole Shareholder (100%)	Investments
Garnet Assurance Corporation II	Iowa	Commonwealth General Corporation, Sole Member (100%)	Business investments
Garnet Assurance Corporation III	Iowa	Transamerica Life Insurance Company, Sole Shareholder (100%)	Business investments
Garnet Community Investments, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments V, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments VI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments VII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments VIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments IX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments X, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXIV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXVI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXVII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXIX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXXI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXXII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXXV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXVI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XL, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XLI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XLII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XLIV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XLV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XLVI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XLVII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet Community Investments XLIX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Garnet Community Investments IV, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Garnet Community Investments V, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Garnet Community Investments VI, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Investments VII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Garnet Community Investments VIII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Garnet Community Investments IX, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Garnet Community Investments X, LLC, Member (0.01%); Goldenrod Asset Management, a non-AEGON affiliate, Member (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Garnet Community Investments XI, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC, Member (0.01%); Garnet LIHTC Fund XII-A, LLC, Member (73.39%); Garnet LIHTC Fund XII-B, LLC, Member (13.30%); Garnet LIHTC Fund XII-C, LLC, Member (13.30%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments, LLC, Member (.01%); Garnet LIHTC Fund XIII-A, LLC, Member (68.10%); Garnet LIHTC Fund XIII-B, LLC, Member (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments, LLC, Managing Member? (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments, LLC, Managing Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Garnet Community Investments, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Garnet Community Investments, LLC, Member (0.01%); FNBC Leasing Corporation, non-affiliates of AEGON, Member (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Garnet Community Investments XVIII, LLC, Member (0.01%); Verizon Capital Corp., non-affiliates of AEGON, Member (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Garnet Community Investments, LLC, Member (100%);	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Garnet Community Investments, LLC, Member (0.01%); NorLease, Inc., non-affiliates of AEGON, Member (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	Garnet Community Investments XXIV, LLC, Managing Member (0.01%);
Transamerica Life Insurance Company (21.26%);
New York Life Insurance and Annuity Corporation, non-affiliates of AEGON, Member (21.73%);
New York Life Insurance Company, non-affiliates of AEGON, Member (25.51%);
		Principal Life Insurance Company, non-affiliates of AEGON, Member (31.49%)	Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Garnet Community Investment XXV, LLC, Member (0.01%);
Garnet LIHTC Fund XXVIII, LLC, Member (1%);
Mt. Hamilton Fund, LLC, non-affiliates of AEGON, Member (97.99);
		Google Affordable housing I LLC, non-affiliates of AEGON, Member (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Garnet Community Investments XXVI, LLC, Member (0.01%); American Income Life Insurance Company, non-affiliate of AEGON, Member (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware	Garnet Community Investments XXVII, LLC, Member (0.01%);
Transamerica Life Insurance Company, Member (16.71%);
AETNA Life Insurance Company, non-affiliates of AEGON, Member (30.29%);
New York Life Insurance Company, non-affiliates of AEGON, Member (22.71%);
ProAssurance Casualty Company, non-affiliates of AEGON, Member (3.63%);
ProAssurance Indemnity Company, non-affiliates of AEGON, Member (8.48%);
		State Street Bank and Trust Company, non-affiliates of AEGON, Member (18.17%)	Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware	Garnet Community Investments XXVIII LLC, Member (0.01%);
United Services Automobile Association, non-affiliates of AEGON, Member (57.99%);
USAA Casualty Insurance Company, non-affiliates of AEGON, Member (18%);
USAA General Indemnity Company, non-affiliates of AEGON, Member (20%);
		USAA Life Insurance Company, non-affiliates of AEGON, Member (4%)	Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Garnet Community Investments XXIX, LLC, Member (.01%); Bank of America, N.A., non-affiliates of AEGON, Member (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Garnet Community Investments XXXI, LLC, Member (0.1%); Thunderbolt Peak Fund, LLC, non-affiliates of AEGON, Member (98.99%); Google Affordable Housing I, LLC, non-affiliates of AEGON, Member (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Garnet Community Investments XXXIII (0.01%);
New York Life Insurance and Annuity Corporation, non-affiliates of AEGON, Member (49.61%);
		New York Life Insurance Company, non-affiliates of AEGON, Member (50.38%)	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC, Member (0.01%); NorLease, Inc., non-affiliates of AEGON, Member (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Garnet Community Investments XXXIV, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Garnet Community Investment XXXV, LLC, Member (0.01%); AEGON, Microsoft Corporation, non-affiliates of AEGON, Member (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Garnet Community Investments XXXVI, LLC, Managing Member (1%); FNBC Leasing Corporation, non-affiliates of AEGON, Investor Member (99%)	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Garnet Community Investments XXXVII, LLC, Member (0.01%); Transamerica Life Insurance Company, Member (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Garnet Community Investments XXXVIII, LLC, non-Member Manager (0%); Norlease, Inc., non-affiliates of AEGON, Member (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Garnet Community Investments XXXIX, LLC, Managing Member (1%); FNBC Leasing Corporation, non-affiliates of AEGON, Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Garnet Community Investments XL, LLC, Member (.01%); Partner Reinsurance Company of the U.S., non-AEGON affiliate, Member (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLI, LLC	Delaware	Garnet Community Investments XLI, LLC, Managing Member (.01%);
Transamerica Life Insurance Company, Member (10%);
BBCN Bank, non-AEGON affiliates, Member (1.25%);
East West Bank, non-AEGON affiliates, Member (12.50%),;
Mutual of Omaha, non-AEGON affiliates, Member (12.50%);
Pacific Premier Bank, non-AEGON affiliates, Member (12.50%);
Pacific Western Bank, non-AEGON affiliates, Member (7.50%);
Principal Life Insurance Company, non-AEGON affiliates, Member (18.75%);
		Standard Insurance Company, non-AEGON affiliates, Member (25%)	Investments
Garnet LIHTC Fund XLII, LLC	Delaware	Garnet Community Investments XLII, LLC, Managing Member (.01%); Origin Bank, non-affiliates of AEGON, Investor Member (83.33%) Renasant Bank, non-affiliates of AEGON, Investor Member (16.66%)	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	ING Capital, LLC, Sole Member (100%); Garnet Community Investments XLIV, LLC, Asset Manager (0%)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Lion Capital Delaware Inc, Sole Member (100%); Garnet Community Investments XLIV, LLC, Asset Manager (0%)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Garnet Community Investments XLVI, LLC, Member (0.01%); Standard Life Insurance Company, non-affiliate of AEGON, Managing & Investor Member (99.99%)	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware	Garnet Community Investments XLVII, LLC, Managing Member (0.01%) & Investor Member (1.00%);
Transamerica Life Insurance Company, Investor Member (13.999%);
Citibank, N.A., non-affiliate of AEGON, Investor Member (48.995%);
New York Life Insurance and Annuity Corporation, non-affiliate of AEGON, Investor Member (15.478%);
		New York Life Insurance Company, non-affiliate of AEGON, Investor Member (20.518%)	Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware	Garnet Community Investments XXXLVIII, LLC, Member (.01%);
Transamerica Financial Life Insurance Company, Member (75.18%);
American Republic Insurance Company, non-affiliates of AEGON, Member (2.84%);
Bank of Hope, non-affiliates of AEGON, Member (.93%);
		U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (21.04%)	Investments
Horizons Acquisition 5, LLC	Florida	PSL Acquisitions Operating, LLC, Sole Member (100%)	Development company
Horizons St. Lucie Development, LLC	Florida	PSL Acquisitions Operating, LLC, Sole Member (100%)	Development company
Imani FE, L.P.	California	ABS Imani Fe, Partner (0.00%); Garnet LIHTC Fund XIV, LLC, Partner (99.99%); Grant Housing and Economic Development Corporation, Partner (0.00%); TAH Imani Fe GP, LLC, Partner (0.00%)	Affordable housing
Investors Warranty of America, LLC	Iowa	RCC North America LLC, Sole Member (100%)	Leases business equipment
Ironwood Re Corp.	Hawaii	Commonwealth General Corporation, Sole Member (100%)	Captive insurance company
LCS Associates, LLC	Delaware	RCC North America LLC, Sole Member (100%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Life Investors Alliance LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	AEGON Community Investments 53, LLC, non-Member Manager (0%); Bank of America, N.A., non-affiliates of AEGON, Member (98%); US Bank, N.A., non-affiliates of AEGON, Member (2%)	Investments
LIHTC Fund 56, LLC	Delaware	AEGON Community Investments 56, LLC, non-Member Manager (0%); Bank of America, N.A., non-affiliates of AEGON, Member (90%); US Bank, N.A., non-affiliates of AEGON, Member (10%)	Investments
LIHTC Fund 59, LLC	Delaware	AEGON Community Investments 59, LLC, non-Member Manager (0%);
Bank of America, National Association, non-affiliates of AEGON, Member (99.99%);
		Dominium Taxable Fund II, LLC, non-affiliates of AEGON, Member (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Garnet Community Investments XLIX, LLC, non-Member Manager (0.00%); Bank of America, National Association, non-affiliates of AEGON, Sole Member (100%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Garnet Community Investments XLIX, LLC, non-Member Manager (0.00%); Bank of America, National Association, non-affiliates of AEGON, Sole Member (100%)	Investments
LIICA Re II, Inc.	Vermont	Transamerica Life Insurance Company, Sole Shareholder (100%)	Captive insurance company
Mitigation Manager LLC	Delaware	RCC North America LLC, Sole Member (100%)	Investments
Money Services, Inc.	Delaware	AUSA Holding, LLC, Sole Shareholder (100%)	Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.
Monumental General Administrators, Inc.	Maryland	AUSA Holding, LLC, Sole Shareholder (100%)	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (4%); Transamerica Life Insurance Company, Member (64%); Transamerica Life Insurance Company, Member (32%)	Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (5%); Transamerica Life Insurance Company, Member (35%); Transamerica Life Insurance Company, Member (60%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (10%); Transamerica Life Insurance Company, Member (55%); Transamerica Life Insurance Company, Member (35%)	Investment vehicle
Nomagon Title Grandparent, LLC	Delaware	AEGON USA Asset Management Holding, LLC, Sole Member (100%); AEGON USA Realty Advisors, LLC, non-manager member (0%)	Investment vehicle
Nomagon Title Holding 1, LLC	Delaware	Nomagon Title Parent, LLC, Sole Member (100%); AEGON USA Realty Advisors, LLC, non-manager member (0%)	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Nomagon Title Grandparent, LLC, Sole Member (100%); AEGON USA Realty Advisors, LLC, non-manager member (0%)	Investment vehicle

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Osceola Mitigation Partners, LLC	Florida	Mitigation Manager, LLC, Member (50%); OBPFL-MITBK, LLC, non-affiliate of AEGON, Member (50%)	Investments
Pearl Holdings, Inc. I	Delaware	AEGON USA Asset Management Holding, LLC, Sole Member (100%)	Holding company
Pearl Holdings, Inc. II	Delaware	AEGON USA Asset Management Holding, LLC, Sole Shareholder (100%)	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Transamerica Life Insurance Company, Sole Member (100%)	Marketing non-insurance products
Placer 400 Investors, LLC	California	RCC North America LLC, Member (50%); AKT Placer 400 Investors, LLC, non-affiliate of AEGON, Member (50%)	Investments
PSL Acquisitions Operating, LLC	Iowa	RCC North America LLC, Sole Member (100%)	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Transamerica Corporation, Sole Member (100%)	Real estate
Real Estate Alternatives Portfolio 2, L.L.C.	Delaware	Transamerica Financial Life Insurance Company, Member (7.50%);
Transamerica Life Insurance Company, Member (37.25%);
Transamerica Life Insurance Company, Member (22.25%);
Transamerica Life Insurance Company, Member (30.75%);
Transamerica Life Insurance Company, Member (2.25%);
		AEGON USA Realty Advisors, Inc., Manager (0%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 3, L.L.C.	Delaware	Transamerica Life Insurance Company, Member (73.40%);
Transamerica Life Insurance Company, Member (1.00%);
Transamerica Life Insurance Company, Member (25.60%);
		AEGON USA Realty Advisors, Inc., Manager (0%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Transamerica Financial Life Insurance Company, Shareholder (9.4%); Transamerica Life Insurance Company, Shareholder (90.6%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (4%);
Transamerica Life Insurance Company, Member (64%);
Transamerica Life Insurance Company, Member (32%);
		AEGON USA Realty Advisors, Inc., Manager (0%)	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (4%);
Transamerica Life Insurance Company, Member (64%);
Transamerica Life Insurance Company, Member (32%);
		AEGON USA Realty Advisors, Inc., Manager (0%)	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	AEGON Management Company, Sole Shareholder (100%)	Captive insurance company
Rock Springs Drive, LLC	Maryland	Investors Warranty of America, LLC (98%) Longshore Ventures, LLC (2%)	Real estate
Second FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
Seventh FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate
St. Lucie West Development Company, LLC	Florida	PSL Acquisitions Operating, LLC, Sole Member (100%)	Development company
Stonebridge Benefit Services, Inc.	Delaware	Commonwealth General Corporation, Sole Shareholder (100%)	Health discount plan
TA Private Equity Assets, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments (private equity)
TA-APOP I, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Private equity vehicle
TA-APOP I-A, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (10%); Transamerica Life Insurance Company, Member (90%);	Investments (private equity)
TA-APOP II, LLC	Delaware	Transamerica Life Insurance Company, Limited Partner (73.19%); Transamerica Financial Life Insurance Company, Limited Partner (24.40%)	Private equity vehicle

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TABR Realty Services, LLC	Delaware	AUSA Holding, LLC, Sole Member (100%)	Real estate investments
TAH Imani Fe GP, LLC	California	Garnet Assurance Corporation	Investments
TAH Pentagon Funds, LLC	Iowa	Transamerica Affordable Housing, Inc., Sole Member (100%)	Serve as a general partner in a lower-tier tax credit entity
TAH-Solar SLP, LLC	Iowa	Transamerica Affordable Housing, Inc., Sole Member (100%)	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAHP Fund 1, LLC	Delaware	Garnet LIHTC Fund IX, LLC, Sole Member (100%)	Real estate investments
TAHP Fund 2, LLC	Delaware	Garnet LIHTC Fund VIII, LLC, Sole Member (100%)	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Garnet LIHTC Fund XIX, LLC, Investor Member (100%)	Real estate investments
THH Acquisitions, LLC	Iowa	Transamerica Life Insurance Company, Sole Member (100%)	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance Inc.	Iowa	Transamerica Life Insurance Company, Sole Member (100%)	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	Transamerica Life Insurance Company, Sole Shareholder (100%)	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	PSL Acquisitions Operating, Sole Member (100%)	Development company
Tradition Land Company, LLC	Iowa	RCC North America LLC, Sole Member (100%)	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Affordable Housing, Inc.	California	TABR Realty Services, LLC, Sole Shareholder (100%)	General partner LHTC Partnership
Transamerica Agency Network, LLC	Iowa	AUSA Holding, LLC, Sole Member (100%)	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Life Insurance Company, Member (77%); AUSA Holding, LLC, Shareholder (23%)	Fund advisor
Transamerica Bermuda Re, Ltd.	Bermuda	Transamerica Life Insurance Company, Sole Member (100%)	General
Transamerica Capital, Inc.	California	AUSA Holding, LLC, Sole Shareholder (100%)	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	Transamerica Corporation, Sole Shareholder (100%)	Insurance company
Transamerica Corporation (DE)	Delaware	AEGON International B.V., Sole Shareholder (100%)	Major interest in insurance and finance
Transamerica Corporation (OR)	Oregon	Transamerica Corporation, Sole Shareholder (100%)	Holding company
Transamerica Finance Corporation	Delaware	Transamerica Corporation, Sole Shareholder (100%)	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	AUSA Holding, LLC, Shareholder (51.60%) (1,000 Shares); AEGON Asset Management Services, Inc., Shareholder (37.62%) (729 Shares); Commonwealth General Corporation, Shareholder (10.78%) (209 Shares)	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	Transamerica Corporation, Sole Shareholder (100%)	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Life Insurance Company, Shareholder (44.13%); AUSA Holding, LLC, Shareholder (55.87%)	Mutual fund
Transamerica Health Savings Solutions, LLC	Iowa	Transamerica Retirement Solutions, LLC, Sole Member (100%)	Health Savings Solutions
Transamerica International Direct Marketing Consultants, LLC	Maryland	AEGON Direct Marketing Services, Inc., Member (49%); Curtis Sherwin Chen, Member (51%)	Provide consulting services ancillary to the marketing of insurance products overseas.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Investors Securities Corporation	Delaware	Transamerica Retirement Solutions, LLC, Sole Shareholder (100%)	Broker/Dealer
Transamerica Life Insurance Company	Iowa	Commonwealth General Corporation, Sole Shareholder (100%)	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	Transamerica Life Insurance Company, Sole Member (100%)	Long-term life insurer in Bermuda - will primarily write fixed universal life and term insurance
Transamerica Pacific Re, Inc.	Vermont	Transamerica Life Insurance Company, Sole Shareholder (100%)	Captive insurance company
Transamerica Resources, Inc.	Maryland	Monumental General Administrators, Inc., Sole Shareholder (100%)	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Transamerica Retirement Solutions, LLC, Sole Member (100%)	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Transamerica Retirement Solutions, LLC, Sole Member (100%)	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	AUSA Holding, LLC, Sole Member (100%)	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	Commonwealth General Corporation, Sole Shareholder (100%)	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Money Services, Inc., Sole Member (100%)	Travel and conference services
Transamerica Trust Company	Iowa	AUSA Holding, LLC, Sole Shareholder (100%)	Trust company
Transamerica Ventures Fund II, LLC	Delaware	AUSA Holding, LLC, Sole Member (100%)	Investments
ULI Funding, LLC	Iowa	AUSA Holding, LLC, Sole Member (100%)	Holding Company
United Financial Services, Inc.	Maryland	Transamerica Corporation, Sole Shareholder (100%)	General agency
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	World Financial Group Insurance Agency, LLC, Sole Shareholder (100%)	Insurance agency
WFG Properties Holdings, LLC	Georgia	World Financial Group, Inc., Sole Member (100%)	Marketing
WFG Securities Inc.	Canada	World Financial Group Holding Company of Canada, Inc., Sole Shareholder (100%)	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	Commonwealth General Corporation, Sole Shareholder (100%)	Holding company
World Financial Group, Inc.	Delaware	AEGON Asset Management Services, Inc., Sole Shareholder (100%)	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	World Financial Group Holding Company of Canada Inc., Sole Shareholder (100.00%)	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	World Financial Group Insurance Agency, LLC, Sole Shareholder (100.00%)	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	World Financial Group Insurance Agency, LLC, Sole Shareholder (100.00%)	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	World Financial Group Insurance Agency, LLC, Sole Shareholder (100.00%)	Insurance agency
World Financial Group Insurance Agency, LLC	Iowa	AUSA Holding, LLC, Sole Member (100%)	Insurance agency
Yarra Rapids, LLC	Delaware	Real Estate Alternatives Portfolio 4MR, LLC, Member (49%) New York Investment Trust, non-AEGON affiliate, Member (51%)	Real estate investments
Zahorik Company, Inc.	California	AUSA Holding, LLC, Sole Shareholder (100%)	Inactive

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Zero Beta Fund, LLC	Delaware	Transamerica Financial Life Insurance Company (16.58%); Transamerica Life Insurance Company, Member (50.14%); Transamerica Life Insurance Company, Member (33.28%)	Aggregating vehicle formed to hold various fund investments.

Item 30. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31 Principal Underwriters

(a)

Transamerica Capital, Inc. serves as the principal underwriter for the Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Variable Life Separate Account II, Retirement Builder Variable Annuity Account, Separate Account Fund B, Separate Account Fund C, Separate Account VA AA, Separate Account VA B, Separate Account VA BB, Separate Account VA CC, Separate Account VA DD, Separate Account VA FF, Separate Account VA HH, Separate Account VA Q, Separate Account VA U, Separate Account VA V, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account VL, Separate Account VL E, Separate Account

VUL-A, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Variable Life Account A, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, and WRL Series Life Corporate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, ML of New York Variable Life Separate Account II, Separate Account VA BNY, Separate Account VA QNY, Separate Account VA-2LNY, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Separate Account B, TFLIC Separate Account C, TFLIC Separate Account VNY, TFLIC Pooled Account No. 44, TFLIC Series Annuity Account, TFLIC Series Life Account, and Transamerica Variable Funds. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust and Transamerica Funds.

(b) Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer
Rob Carney	(3)	Director, Chairman of the Board, Chief Executive Officer and President
Doug Hellerman	(3)	Vice President and Chief Compliance Officer
Timothy Ackerman	(3)	Director and Vice President
Mark Halloran	(3)	Director and Vice President
Jennifer Pearce	(3)	Vice President
Daniel Goodman	(1)	Secretary

1.	100 Light Street, Floor B1, Baltimore, MD 21202
2.	6400 C Street SW., Cedar Rapids, IA 52499
3.	1801 California Street, Suite 5200, Denver, CO 80202

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	[ ]	[ ]	[ ]	[ ]

Item 31A. Information About Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

(a)

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Linked Option and/or Fixed Option Subject to a Contract Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract (Yes/No)
Transamerica Structured Index Advantage® Annuity	[ ]	[ ]	[ ]	[ ]	[ ]	No

(b)	See Exhibit 27(r).

Item 32. Location of Accounts and Records

Not applicable.

Item 33. Management Services.

All management service contracts, if any, are discussed in Part A or Part B.

Item 34. Undertakings

With regard to Index-Linked Options and/or Fixed Options subject to a Contract Adjustment, the Registrant undertakes:

1.

To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.

That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Philadelphia, State of Pennsylvania, on December 13, 2024.

TRANSAMERICA LIFE INSURANCE COMPANY
(Registrant)

/s/ Jamie Ohl
By:	Jamie Ohl
Director, Chief Executive Officer, Individual Solutions Division and President
(principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 13, 2024.

Signatures	Title

/s/ Jamie Ohl	Director, Chief Executive Officer, Individual Solutions Division and President (principal executive officer)
Jamie Ohl

*	Director, Chairman of the Board and President, Financial Assets (principal accounting officer)
Bonnie T. Gerst

*	Director and Vice President
Christopher S. Fleming

*	Director, Secretary, General Counsel and Senior Vice President
Andrew S. Williams

*	Chief Financial Officer, Executive Vice President and Treasurer (principal financial officer)
Matt Keppler

*	Director, Chief Strategy & Development Officer and Senior Vice President
Chris Giovanni

/s/ Brian Stallworth*	Assistant Secretary
Brian Stallworth

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.